UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 4

to

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

LOOP INDUSTRIES INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act

Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

FIRST AMERICAN GROUP INC.

1999 Avenue of the Stars, Suite 2520

Los Angeles, California 90067

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about  January  ___, 2016 to the holders of record as of the close of business on  January  ___, 2016, of the common stock of Loop Industries, Inc., formerly known as "First American Group Inc.", a Nevada corporation (the "Company").

The Board of Directors of the Company and 1 stockholder holding an aggregate of 68,000,000 shares of common stock issued and outstanding as of July 7, 2015, have approved and consented in writing in lieu of a special meeting of the Board of Directors and a special meeting of the stockholders to the following actions:

(1)	The approval of a 1-for-4 reverse stock split of the issued and outstanding shares of our common Stock; and

(2)	The approval of an Amendment to our Articles of Incorporation to change the name our company to Loop Industries, Inc.

Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes ("NRS") and the Company's Articles of Incorporation and Bylaws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of the Company for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated thereunder, including Regulation 14C.

ACTIONS BY BOARD OF DIRECTORS

AND

CONSENTING STOCKHOLDER

GENERAL

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company's common stock.

The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Loop Industries, Inc., 1999 Avenue of the Stars, Suite 2520, Los Angeles, California 90067, Attn: Daniel Solomita, President and Chief Executive Officer. Mr. Solomita may also be reached by telephone at (514) 244-3575.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company's Bylaws and the Nevada Revised Statutes ("NRS"), a vote by the holders of at least a majority of the Company's outstanding capital stock is required to effect the action described herein. The Company's Articles of Incorporation, as amended, does not authorize cumulative voting. As of the record date, the Company had 119,093,200 shares of common stock issued and outstanding. The voting power representing not less than 59,546,601 shares of common stock is required to pass any stockholder resolutions. The consenting stockholder is the record and beneficial owner of 68,000,000 shares of common stock, which represents approximately 57.1 % of the issued and outstanding shares of the Company's common stock. Pursuant to Chapter 78.320 of the NRS, the consenting stockholders voted, with the Board of Directors, in favor of the actions described herein in a joint written consent, dated July 7, 2015. No consideration was paid for the consent. The consenting stockholders' names, affiliation with the Company, and their beneficial holdings are as follows:

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Name	Beneficial Holder and Affiliation	Shares Beneficially Held (1)	Percentage
Daniel Solomita	President and Chief Executive Officer, Treasurer, Director, and Greater than 10% holder of common stock	68,000,000 shares of common stock	57.1% (common stock)

(1)

Mr. Solmita provided his written consent prior to a one-for-four (1:4) reverse split of the Company's issued and outstanding shares of common stock, effected on the OTCQB on September 21, 2015. As a result of the 1:4 reverse stock split, Mr. Solomita, Mr. Solomita became a beneficial holder of 17,000,000 shares of common stock.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 7, 2015, certain information regarding the ownership of the Company's capital stock by each director and executive officer of the Company, each person who is known to the Company to be a beneficial owner of more than 5% of any class of the Company's voting stock, and by all officers and directors of the Company as a group. Unless otherwise indicated below, to the Company's knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of July 7, 2015 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 119,093,200 shares of common stock issued and outstanding on a fully diluted basis, as of July 7, 2015.

Title of Class	Name and Address of Beneficial Owner (4)	Amount and Nature of Beneficial Ownership (5)	Percent of Common Stock (1)

Common Stock	Daniel Solomita (2)	17,000,000	57.1%
Common Stock	Donald Danks (3)	1,000,000	3.3%
All directors and executive officers as a group (1 person)		18,000,000	60.5%

(1)	As of July 7, 2015, we had 119,093,200 shares of common stock outstanding.

(2)	Appointed President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors on June 29, 2015.

(3)	Appointed director on June 29, 2015.

(4)	Unless otherwise noted, the address of each person listed is c/o First American Group, 1999 Avenue of the Stars, Suite 2520, Los Angeles, California 90067.

(5)

As of January 5, 2016, numbers of shares of common stock reflect a one-for-four (1:4) reverse split of the Company's issued and outstanding shares of common stock, effected on the OTCQB on September 21, 2015.

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EXECUTIVE COMPENSATION
The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officers for fiscal 2014 and 2013.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Award ($)*	Option Awards ($)*	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)		Total ($)

Mazen Kouta (1)	2014	-0-	-0-	-0-	-0-	-0-	-0-	-0-		-0-
	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-		-0-

Zeeshan Sajid (2)	2014	-0-	-0-	-0-	-0-	-0-	-0-	-0-		-0-
	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-		-0-

Daniel Solomita; (3)	2014	-0-	-0-	-0-	-0-	-0-	-0-	50,000	(5)	50,000	(5)
	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-		-0-

Donald Danks; (4)	2014	-0-	-0-	-0-	-0-	-0-	-0-	-0-		-0-
	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-		-0-
______________
(1) Appointed President, Treasurer and Director on April 27, 2010, and resigned from all such offices and positions on June 29, 2015.

(2) Appointed Secretary, Treasurer and Director on April 27, 2010, and resigned from all such offices and positions on June 29, 2015.

(3) Appointed President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors on June 29, 2015.

(4) Appointed a director on June 29, 2015.

(5) Paid to 8198381 Canada Inc., which is beneficially owned and controlled by Daniel Solomita.

There has been no compensation awarded to, earned by, or paid to the executive officers by any person for services rendered in all capacities to us for the fiscal period ended September 30, 2014, and through June 28, 2015.

Employment Agreement

On June 29, 2015, we entered into an Employment Agreement with Daniel Solomita. The Employment Agreement provides for an initial annual base salary, commencing June 29, 2015 of $180,000. The agreement also provides for (i) a bonus of 4,000,000 shares of common stock, (ii) the Company to pay for Mr. Solomita's costs related to executive's reasonable monthly cell phone and other mobile Internet costs, home office Internet costs, (iii) the Company to pay for executive's car and commuting costs, not to exceed $1,000 per month, and club membership costs, payable not later than 10 days after the end of each month, and (iv) a severance payment for Mr. Solomita equal to his then current annual base salary rate plus one month of salary for each year of employment, not to exceed 24 months of severance, upon the termination of his employment by the Company without cause or by Mr. Solomita for good reason or in the event of a change in control. The employment agreement defines the term "cause" as "any grounds entitling the Company's Board to summarily dismiss" Mr. Solomita.

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The bonus of 4,000,000 shares of common stock is payable to Mr. Solomita as follows:

(i) 1,000,000 shares of common stock shall be issued to Mr. Solomita when the Company's securities are listed on an exchange or the OTCQX tier of the OTCMarkets;

(ii) 1,000,000 shares of common stock shall be issued to Mr. Solomita when the Company executes a contract for a minimum quantity of 25,000 M/T of PTA/EG or a PET;

(iii) 1,000,000 shares of common stock shall be issued to Mr. Solomita when the Company's first fill-scale production facility is in commercial operation; and

(iv) 1,000,000 shares of common stock shall be issued to Mr. Solomita when the Company's second full-scale production facility is in commercial operation.

The employment agreement also requires that Mr. Solomita participate in our employee benefit programs and provide for other customary benefits. In addition, each employment agreement provides compensation pursuant periodic grants of stock options thereafter as recommended by our board of directors (no options have been granted to any executive as of the date of this Form 8-K). Finally, the employment agreement prohibits Mr. Solomita from engaging in certain activities which compete with the Company, seek to recruit its employees or disclose any of its trade secrets or otherwise confidential information.

Stock Option Grants

The following table sets forth stock option grants and compensation for the fiscal year ended September 30, 2014, and through June 29, 2015:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Mazen Kouta (1)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

Zeeshan Zajid (2)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

Daniel Solomita (3)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

Donald Danks (4)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-
____________
(1) Appointed President, Treasurer and Director on April 27, 2010, and resigned from all such offices and positions on June 29, 2015.

(2) Appointed Secretary, Treasurer and Director on April 27, 2010, and resigned from all such offices and positions on June 29, 2015.

(3) Appointed President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors on June 29, 2015.

(4) Appointed a director on June 29, 2015.

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Option Exercises and Fiscal Year-End Option Value Table.

There were no stock options exercised by the named executive officers as of the end of the fiscal period ended September 30, 2014 and through June 29, 2015.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of as of the end of the fiscal period ended September 30, 2014 and through June 29, 2015, provided for or contributed to by our company.

Director Compensation

The following table sets forth director compensation as of September 30, 2014, and through June 29, 2015:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation($)	Total ($)

Mazen Kouta (1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Zeeshan Sajid (2)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Daniel Solomita (3)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Donald Danks (4)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
____________
(1) Appointed President, Treasurer and Director on April 27, 2010, and resigned from all such offices and positions on June 29, 2015.

(2) Appointed Secretary, Treasurer and Director on April 27, 2010, and resigned from all such offices and positions on June 29, 2015.

(3) Appointed President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors on June 29, 2015.

(4) Appointed a director on June 29, 2015.

Directors of our company who are also employees do not receive cash compensation for their services as directors or members of the committees of the Board of Directors. All directors may be reimbursed for their reasonable expenses incurred in connection with attending meetings of the Board of Directors or management committees.

Securities Authorized for Issuance under Equity Compensation Plans

The Company has no equity compensation plans.

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of the Company which may result in a change in control of the Company.

On June 29, 2015, the Company entered into a Share Exchange Agreement (the "Share Exchange Agreement"), by and among First American, Loop Holdings, Inc., a Nevada corporation ("Loop Holdings"), and the holders of common stock of Loop Holdings, which consisted of 40 stockholders.

Under the terms and conditions of the Share Exchange Agreement, First American offered, sold and issued 93,030,000 shares of common stock of First American in consideration for all the issued and outstanding shares in Loop Holdings. The effect of the issuance is that former Loop Holdings shareholders now hold approximately 78.1% of the issued and outstanding shares of common stock of First American, and Loop Holdings is now a wholly-owned subsidiary of First American. The share exchange transaction with Loop Holdings was treated as a reverse acquisition, with Loop Holdings as the acquiror and First American as the acquired party.

Daniel Solomita, First American's new President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors, is the holder of 68,000,000 shares of common stock of First American. Mr. Solomita, therefore, controls 57.1%, of the outstanding common stock of First American, on a fully diluted basis.

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Loop Holdings was incorporated on October 23, 2014, in Nevada. The business of Loop Holdings is now our principal business. Loop Holdings is in the business of depolymerizing waste plastics and converting them into valuable chemicals. We are development stage company and have never generated any revenues. The commercialization of our depolymerization technology is in its incipient stages must be scaled-up before we can commercialize the technology and generate any revenues.

Our depolymerization of polyethylene terephthalate (PET) process is completed through a series of chemical reactions. The resulting monomers of the depolymerization is purified terephthalic acid and ethylene glycol.

Our depolymerization process is summarized as follows:

•	PET bottles are shredded into 5 mm size pieces;
•	Shredded PET is put into a large reactor, where certain chemicals are added;
•	Purified terephthalic acid (solid) and ethylene glycol (liquid) and mother liquor are separated using a combination of centrifugation and distillation;
•	The mother liquor is returned to the reactor to be reused in the process; and
•	Purified terephthalic acid and Ethylene Glycol are processed and packaged.

Loop Holdings's executive offices are located at 1999 Avenue of the Stars, Suite 2520,Los Angeles, California 90067.

Pursuant to a Stock Redemption Agreement dated June 29, 2015, we redeemed from Mazen Kouta, who served as President, Treasurer and a director from April 27, 2010 until June 29, 2015, 56,250,000 shares of common stock of First American for an aggregate redemption price of $9,000 and a mutual release of claims with First American, the effect of which is that Mr. Kouta no longer holds any shares of common stock or any other securities of First American immediately following the redemption. Pursuant to a Stock Redemption Agreement dated June 29, 2015, we redeemed from Zeeshan Sajid, who served as Secretary and director from April 27, 2010 until June 29, 2015, 43,750,000 shares of common stock of First American for an aggregate redemption price of $7,000 and a mutual release of claims with First American, the effect of which is that Mr. Sajid no longer holds any shares of common stock or any other securities of First American immediately following the redemption. Neither First American nor Mr. Sajid had any known claims against the other and released each other from any claims in order to mitigate the likelihood of claims being made in the future by any of the parties against the other.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of the Board of Directors and the written consent of the consenting stockholders:

I. ONE-FOR-FOUR REVERSE STOCK SPLIT

On July 7, 2015 the Board of Directors and the consenting stockholder adopted and approved a resolution to effect a reverse stock split of all issued and outstanding shares of common stock of the Company, at a ratio one-for-four (1:4) (the "Reverse Stock Split"). Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Reverse Stock Split shall be effective twenty (20) days after this Information Statement is mailed to stockholders of the Company, which date we anticipate to be on or about August 8, 2015.

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A table illustrating the impact of the Reverse Stock Split and resulting increase in authorized shares is as follows:

	Number of shares of common stock issued and outstanding	Number of shares of common stock authorized in Certificate of Incorporation	Number of shares of common stock authorized and reserved for issuance	Number of shares of common stock authorized but unreserved for issuance
Before Reverse Stock S p lit	119,093,200	250,000,000	-0-	130,906,800
After Reverse Stock Split	29,773,300	250,000,000	-0-	220,226,700

The Board of Directors also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Reverse Stock Split if the Board of Directors, in its sole discretion, determines that the Reverse Stock Split is no longer in our best interests and that of our stockholders. The Board of Directors may consider a variety of factors in determining whether or not to implement the Reverse Stock Split, including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the common stock, business and transactional developments, and our actual and projected financial performance.

The reverse split will not change the number of authorized shares of common stock or the par value of the Company's common stock. Except for any changes as a result of the treatment of fractional shares, each stockholder of the Company will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the split.

The Company has no current plans, proposals or arrangements for the issuance of the shares that will result from the effective increase in the number of authorized shares that will result from the approved Reverse Stock Split.

Purpose

The Board of Directors believed that it was in the best interests of the Company to implement a Reverse Stock Split on the basis that the high number of issued and outstanding shares of common stock of the Company would likely not appeal to brokerage firms and that when trading, the current projected per share price level of our common stock will reduce the effective marketability of our common stock because of the reluctance of many brokerage firms to recommend stock to their clients or to act as market-makers for issuers which have an excessive number of shares of common stock issued and outstanding.

Certain Risks Associated With the Reverse Stock Split

The Reverse Stock Split will have possible anti-takeover effects.

Management of the Company may use the shares that will result from the effective increase in the number of authorized shares that will result from the approved Reverse Stock Split to resist a third-party transaction by, for example, diluting stock ownership of persons seeking to obtain control of the Company.

There can be no assurance that the total projected market capitalization of the Company's common stock after the proposed Reverse Stock Split will be equal to or greater than the total projected market capitalization before the proposed Reverse Stock Split or that the price per share of the Company's common stock following the Reverse Stock Split will either exceed or remain higher than the current anticipated per share.

There can be no assurance that the market price per new share of the Company common stock (the "New Shares") after the Reverse Stock Split will rise or remain constant in proportion to the reduction in the number of old shares of the Company common stock (the "Old Shares") outstanding before the Reverse Stock Split.

Accordingly, the total market capitalization of the Company's common stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of the Company's common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split. In many cases, the total market capitalization of a company following a Reverse Stock Split is lower than the total market capitalization before the Reverse Stock Split.

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There can be no assurance that the Reverse Stock Split will result in a per share price that will attract investors, and a decline in the market price for the Company's common stock after the Reverse Stock Split may result in a greater percentage decline than would occur in the absence of a Reverse Stock Split, and the liquidity of the Company's common stock could be adversely affected following a Reverse Stock Split.

The market price of the Company's common stock will also be based on the Company's performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of the Company's common stock declines, the percentage decline as an absolute number and as a percentage of the Company's overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. In many cases, both the total market capitalization of a company and the market price of a share of such company's common stock following a Reverse Stock Split are lower than they were before the Reverse Stock Split. Furthermore, the liquidity of the Company's common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

The Company's common stock trades as a "penny stock" classification which limits the liquidity for the Company's common stock.

The Company's stock is subject to "penny stock" rules as defined in Rule 3151-1, promulgated pursuant to the Securities Exchange Act of 1934, as amended. The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. The Company's common stock is subject to these penny stock rules. Transaction costs associated with purchases and sales of penny stocks are likely to be higher than those for other securities. Penny stocks generally are equity securities with a price of less than U.S. $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system).

As a result, all brokers or dealers involved in a transaction in which the Company's shares are sold to any buyer, other than an established customer or "accredited investor," must make a special written determination. These Exchange Act rules may limit the ability or willingness of brokers and other market participants to make a market in our shares and may limit the ability of the Company's stockholders to sell in the secondary market, through brokers, dealers or otherwise. The Company also understands that many brokerage firms will discourage their customers from trading in shares falling within the "penny stock" definition due to the added regulatory and disclosure burdens imposed by these Exchange Act rules. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the common shares in the United States and stockholders may find it more difficult to sell their shares. An orderly market is not assured or implied as to the Company's common stock. Nor are there any assurances as to the existence of market makers or broker/dealers for the Company's common stock.

Principal Effects of the Reverse Stock Split

In addition to those risk factors noted above, the Reverse Stock Split will have the following effects:

General Corporate Changes - 4 Old Shares and owned by a stockholder would be exchanged for 1 New Share and the number of shares of the Company's common stock issued and outstanding will be decreased proportionately based on the Reverse Stock Split.

If approved and effected, the Reverse Stock Split will be effected simultaneously for all of the Company's issued and outstanding common stock. While the intent is for the proposed reverse split to affect all of the Company's stockholders uniformly, the process of rounding up when any of the Company's stockholders own a fractional share will result in a non-material change in each stockholder's percentage ownership interest in the Company.

The Reverse Stock Split does not materially affect the proportionate equity interest in the Company of any holder of common stock or the relative rights, preferences, privileges or priorities of any such stockholder.

Fractional Shares -- Any fractional shares of common stock resulting from the reverse split will "round up" to the nearest whole number. No cash will be paid to any holders of fractional interests in the Company.

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Authorized Shares -- The reverse split will not change the number of authorized shares of common stock of the Company, as stated in the Company's Articles of Incorporation, as amended.

Accounting Matters -- The Reverse Stock Split will not affect the par value of the Company's common stock. As a result, as of the effective time of the Reverse Stock Split, the stated capital on the Company's balance sheet attributable to the Company's common stock will be increased proportionately based on the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is increased. The per share net income or loss and net book value of the Company's common stock will be restated because there will be a lesser number shares of the Company's common stock outstanding.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

Upon effectiveness of the Reverse Stock Split, each outstanding share of common stock of the Company will automatically be converted on the effective date at the applicable Reverse Stock Split ratio. It will not be necessary for stockholders of the Company to exchange their existing stock certificates.

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or cash payment in lieu of any fractional share interest, if applicable. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder's address of record indicating the number of shares of common stock held following the reverse stock split.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material federal income tax consequences of the Reverse Stock Split. It does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, non-resident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the Reverse Stock Split.

No gain or loss should be recognized by a stockholder upon such stockholder's exchange of Old Shares for New Shares pursuant to the Reverse Stock Split. The aggregate tax basis of the New Shares received in the Reverse Stock Split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefor. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Stock Split.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, STOCKHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY STOCKHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON STOCKHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY THE COMPANY IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY THE COMPANY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) STOCKHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The Company's view regarding the tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Reverse Stock Split.

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II. AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

On July 7, 2015 the Board of Directors the consenting stockholders adopted and approved a resolution to effect an amendment to our Articles of Incorporation to change our name from "First American Group Inc." to "Loop Industries, Inc."

Effective Date

Under Rule 14c-2, promulgated pursuant to the Exchange Act, the name change shall be effective twenty (20) days after this Information Statement is mailed to stockholders of the Company. We anticipate the effective date to be on or about August 8, 2015.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

STATEMENT OF ADDITIONAL INFORMATION

The Company's Annual Report on Form 10-K for the year ended September 30, 2014 and filed with the SEC on December 24, 2014; Quarterly Report on Form 10-Q for the quarter ended December 31, 2014 and filed with the SEC on February 12, 2015; Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 and filed with the SEC on May 13, 2015; Current Report on Form 8-K filed with the SEC on June 30, 2015; and Current Report on Form 8-K filed with the SEC on July 2, 2015 have been incorporated herein by this reference.

The Company  undertakes to mail  to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding the Company should be addressed to Daniel Solomita, President and Chief Executive Officer, at the Company's principal executive offices, at: Loop Industries, Inc., 1999 Avenue of the Stars, Suite 2520, Los Angeles, California 90067. Mr. Solomita may also be reached by telephone at (514) 244-3575.

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APPENDIX A

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (the "Agreement") dated as of June 29, 2015, is entered into by and among First American Group Inc., a Nevada corporation ("First American Group"), Loop Holdings, Inc., a Nevada corporation ("Loop Holdings"), and the shareholders of Loop Holdings listed on Annex A to this Agreement (each, a "Shareholder" and, collectively, the "Shareholders").

RECITALS

A. The Shareholders own the number of shares of capital stock of Loop Holdings (the "Shares") set forth opposite each Shareholder's name on Annex A, which Shares collectively constitute all of the issued and outstanding shares of capital stock in Loop Holdings.

B. First American Group desires to purchase from the Shareholders, and the Shareholders desire to sell to First American Group, the Shares in exchange for shares of First American Group Common Stock, all on the terms and subject to the conditions set forth in this Agreement (the "Exchange").

D. As a result of the Exchange, First American Group will become the sole shareholder of Loop Holdings.

E. Certain capitalized terms used in this Agreement are defined on Exhibit A hereto.

AGREEMENT

In consideration of the agreements, provisions and covenants set forth below, First American Group, Loop Holdings and the Shareholders, hereby agree as follows:

ARTICLE I.

EXCHANGE OF SHARES

1.1 Agreement to Sell.

Upon the terms and subject to all of the conditions contained herein, each of the Shareholders hereby agrees to sell, assign, transfer and deliver to First American Group, and First American Group hereby agrees to purchase and accept from each of the Shareholders, on the Closing Date, the Shares.

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1.2 Purchase Price.

As full consideration for the sale, assignment, transfer and delivery of the Shares by the Shareholders to First American Group, and upon the terms and subject to all of the conditions contained herein, First American Group shall issue to the Shareholders an aggregate of 93,030,000 shares of First American Group common stock (the "Acquisition Shares") on a pro rata basis based upon their respective beneficial ownership interest in Loop Holdings, as certified by the President of Loop Holdings, at the Closing.

1.3 Mechanics of Exchange.

(a) At the Closing, each Shareholder shall be entitled to surrender the certificate or certificates that immediately prior to the Closing represented the Loop Holdings Shares of Common Stock (the "Certificates") to the exchange agent designated by First American Group in exchange for the Acquisition Shares.

(b) Promptly after the Closing, First American Group or its designated exchange agent shall make available to each Shareholder a letter of transmittal and instructions for use in effecting the surrender of Certificates in exchange for the Acquisition Shares. Upon surrender of a Certificate to such exchange agent together with the letter of transmittal, duly executed, the Shareholder shall be entitled to receive in exchange therefore such number of Acquisition Shares as such Shareholder has the right to receive in respect of the Certificate so surrendered pursuant to the provisions of this Article I.

1.4 No Fractional Shares.

No fraction of a share of First American Group Common Stock shall be issued in the Exchange. In lieu of fractional shares, the Shareholders upon surrender of their Certificates as set forth in Section 1.3 shall be issued that number of shares of common stock resulting by rounding up to the nearest whole number of shares of Acquisition Shares that each such Shareholder shall receive as a result of the Exchange.

1.5 Closing.

The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at 9:00 a.m., Pacific Standard Time, at the principal administrative offices of First American Group, or at a location mutually agreement upon by First American Group and Loop Holdings, on or before June 15, 2015 (the "Closing Date"); provided, however, that if all of the other conditions set forth in articles VI and VII hereof are not satisfied or waived, unless this agreement has been terminated under Section 9 hereof, or at such date, the Closing Date shall be the business day following the day on which all such conditions have been satisfied or waived, or at such other date, time and place as First American Group, Loop Holdings and the Shareholders shall agree.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES OF LOOP HOLDINGS

Except as set forth in the Disclosure Schedule, consisting of information about Loop Holdings provided by Loop Holdings to First American Group in connection with this Agreement (the "Loop Holdings Disclosure Schedule"), each of Loop Holdings and the Shareholders represents and warrants jointly and severally to First American Group as follows:

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2.1 Organization and Qualification.

Loop Holdings is duly incorporated, validly and in good standing existing under the laws of Nevada, has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to carry on its business as presently conducted and as contemplated to be conducted, to own, hold and operate its properties and assets as now owned, held and operated by it, to enter into this Agreement, to carry out the provisions hereof except where the failure to be in good standing or to have such governmental licenses, authorizations, consents and approvals will not, in the aggregate, either (i) have a Material Adverse Effect on the business, assets or financial condition of Loop Holdings, or (ii) impair the ability of Loop Holdings to perform its material obligations under this Agreement. Loop Holdings is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or its properties owned or leased requires such qualification, licensing or domestication, except where the failure to be so qualified, licensed or domesticated will not have a Material Adverse Effect. Set forth as part of the Loop Holdings Disclosure Schedule is a list of those jurisdictions in which each of Loop Holdings presently conducts its business, owns, holds and operates its properties and assets.

2.2 Subsidiaries.

Loop Holdings does not own directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise. Loop Holdings does not have any direct or indirect interests of stock ownership or otherwise in any corporation, partnership, joint venture, firm, association or business enterprise, and is not party to any agreement to acquire such an interest.

2.3 Articles of Incorporation and Bylaws.

The copies of the charter document and corporate governance document of Loop Holdings (collectively, the "Organizational Documents") that have been delivered to First American Group prior to the execution of this Agreement are true and complete and have not been amended or repealed. Loop Holdings is not in violation or breach of any of the provisions of the Organizational Documents, except for such violations or breaches which, in the aggregate, will not have a Material Adverse Effect on Loop Holdings.

2.4 Authorization and Validity of this Agreement.

This Agreement and each of the Transaction Agreements constitute the legal, valid and binding obligation of each person or entity who is a party thereto (other than First American Group), enforceable against each such person or entity in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors rights generally. Each Loop Holdings shareholder has all requisite legal capacity to execute and deliver this Agreement and the Transaction Agreements to which he or she is a party, and to perform its, his or her obligations hereunder and thereunder. The execution and delivery by each of Loop Holdings and each of the Shareholders of this Agreement and the Transaction Agreements (to the extent either is a party thereto), and the consummation of the transactions contemplated herein and therein (the "Transactions") have been authorized by all necessary corporate or other action on the part of Loop Holdings and each of the Shareholders. This Agreement and the Transaction Agreements have been duly executed and delivered by the parties thereto (other than First American Group).

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2.5 No Violation.

Neither the execution nor delivery of this Agreement or the Transaction Agreements, nor the consummation or performance of any of the Transactions by Loop Holdings or the Shareholders will directly or indirectly:

(i) violate or conflict with any provision of the Organizational Documents of Loop Holdings; (B) result in (with or without notice or lapse of time) a violation or breach of, or conflict with or constitute a default or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or require notice under, any agreement, promissory note, lease, instrument or arrangement to which Loop Holdings or any of its assets are bound or result in the creation of any Liens upon Loop Holdings or any of its assets; (C) violate any order, writ, judgment, injunction, ruling, award or decree of any Governmental Body; ("Governmental Body"); (D) violate any statute, law or regulation of any jurisdiction as such statute, law or regulation that relates to the Shareholders or Loop Holdings or any of the assets of Loop Holdings; or (E) result in cancellation, modification, revocation or suspension of any permits, licenses, registrations, consents, approvals, authorizations or certificates issued or granted by any Governmental Body which are held by or granted to the Shareholders or Loop Holdings or which are necessary for the conduct of Loop Holdings's business; or

(ii) to the knowledge of Loop Holdings or any of the Shareholders, cause Loop Holdings to become subject to, or to become liable for the payment of, any Tax (as hereinafter defined) or cause any of the assets owned by Loop Holdings to be reassessed or revalued by any taxing authority or other Governmental Body.

None of Loop Holdings or the Shareholders is or will be required to give any notice to or obtain any approval, consent, ratification, waiver or other authorization (a "Consent") from any person or entity (including, without limitation, any Governmental Body) in connection with (i) the execution and delivery of this Agreement or any of the Transaction Agreements, or (ii) the consummation or performance of any of the Transactions.

2.6 Capitalization and Related Matters.

(a) Capitalization. Loop Holdings has issued and outstanding twenty-three million twenty-nine thousand five hundred (23,029,500) shares of common stock. Except as set forth in the preceding sentence, no other class of capital stock or other security of Loop Holdings is authorized, issued, reserved for issuance or outstanding. The Shareholders, as of the Closing Date, are the lawful, record and beneficial owners of the number of Loop Holdings Shares of Common Stock set forth opposite each Seller's name on Annex A attached hereto. The Shareholders have, as of the date hereof and as of the Closing Date, valid and marketable title to their respective Shares, free and clear of all Liens (including, without limitation, any claims of spouses under applicable community property laws) and are the lawful, record and beneficial owners of all of the Shares. Except as is issued to and held by the Shareholders or Loop Holdings, no other class of capital stock or other security of Loop Holdings, as applicable, is authorized, issued, reserved for issuance or outstanding. At the Closing, First American Group will be vested with good and marketable title to the Shares, free and clear of all Liens (including, without limitation, any claims of spouses under applicable community property laws). No legend or other reference to any purported Lien appears upon any certificate representing the Shares. Each of the Shares has been duly authorized and validly issued and is fully paid and nonassessable. None of the outstanding capital or other securities of Loop Holdings was issued, redeemed or repurchased in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any other securities or "blue sky" laws.

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(b) No Redemption Requirements. There are no authorized or outstanding options, warrants, equity securities, calls, rights, commitments or agreements of any character by which Loop Holdings or any of the Shareholders is obligated to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of capital stock or other securities of Loop Holdings. There are no outstanding contractual obligations (contingent or otherwise) of Loop Holdings to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, Loop Holdings or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other entity.

2.7 Compliance with Laws and Other Instruments.

Except as would not have a Material Adverse Effect, the business and operations of Loop Holdings has been and are being conducted in accordance with all applicable foreign, federal, provincial and local laws, rules and regulations and all applicable orders, injunctions, decrees, writs, judgments, determinations and awards of all courts and governmental agencies and instrumentalities. There are no permits, bonuses, registrations, consents, approvals, authorizations, certificates, or any waiver of the foregoing, which are required to be issued or granted by a Governmental Body for the conduct of the Business as presently conducted or the ownership of the assets of Loop Holdings. Except as would not have a Material Adverse Effect, Loop Holdings is not, and has not received notice alleging that it is, in violation of, or (with or without notice or lapse of time or both) in default under, or in breach of, any term or provision of the Organizational Documents or of any indenture, loan or credit agreement, note, deed of trust, mortgage, security agreement or other material agreement, lease, license or other instrument, commitment, obligation or arrangement to which Loop Holdings is a party or by which any of Loop Holdings's properties, assets or rights are bound or affected. To the knowledge of Loop Holdings, no other party to any material contract, agreement, lease, license, commitment, instrument or other obligation to which Loop Holdings is a party is (with or without notice or lapse of time or both) in default thereunder or in breach of any term thereof. Loop Holdings is not subject to any obligation or restriction of any kind or character, nor is there, to the knowledge of Loop Holdings, any event or circumstance relating to Loop Holdings that materially and adversely affects in any way its business, properties, assets or prospects or that prohibits Loop Holdings from entering into this Agreement and the Transaction Agreements or would prevent or make burdensome its performance of or compliance with all or any part of this Agreement, the Transaction Agreements or the consummation of the Transactions contemplated hereby or thereby.

2.8 Certain Proceedings.

There are no outstanding or pending preceding that has been commenced against or involving Loop Holdings or any of its assets and, to the knowledge of Loop Holdings and the Shareholders, no matters of the foregoing nature are contemplated or threatened. None of Loop Holdings or the Shareholders have been charged with, and is not threatened with, or under any investigation with respect to, any allegation concerning any violation of any provision of any federal, provincial, local or foreign law, regulation, ordinance, order or administrative ruling, and is not in default with respect to any order, writ, injunction or decree of any Governmental Body.

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2.9 No Brokers or Finders.

None of Loop Holdings, the Shareholders, or any officer, director, independent contractor, consultant, agent or employee of Loop Holdings has agreed to pay, or has taken any action that will result in any person or entity becoming obligated to pay or entitled to receive, any investment banking, brokerage, finder's or similar fee or commission in connection with this Agreement or the Transactions. Loop Holdings and the Shareholders shall jointly and severally indemnify and hold First American Group harmless against any liability or expense arising out of, or in connection with, any such claim.

2.10 Title to and Condition of Properties.

Loop Holdings has good, valid and marketable title to all of its properties and assets (whether real, personal or mixed, and whether tangible or intangible) reflected as owned in its books and records, free and clear of all Liens. Loop Holdings owns or holds under valid leases or other rights to use all real property, plants, machinery, equipment and all assets necessary for the conduct of its business as presently conducted, except where the failure to own or hold such property, plants, machinery, equipment and assets would not have a Material Adverse Effect on Loop Holdings. No Person other than Loop Holdings owns or has any right to the use or possession of the assets used in Loop Holdings's business. The material buildings, plants, machinery and equipment necessary for the conduct of the business of Loop Holdings as presently conducted are structurally sound, are in good operating condition and repair and are adequate for the uses to which they are being put or would be put in the Ordinary Course of Business, in each case, taken as a whole, and none of such buildings, plants, machinery or equipment is in need of maintenance or repairs, except for ordinary, routine maintenance and repairs that are not material in nature or cost.

2.11 Absence of Undisclosed Liabilities.

Loop Holdings has no debt, obligation or liability (whether accrued, absolute, contingent, liquidated or otherwise, whether asserted or unasserted, whether due or to become due, whether or not known to Loop Holdings) arising out of any transaction entered into prior to the Closing Date or any act or omission prior to the Closing Date which individually or taken together would constitute a Material Adverse Effect on Loop Holdings and have no debt, obligation or liability to each other or any of the Shareholders or their affiliates, except to the extent specifically set forth on or reserved against on the Balance Sheet of Loop Holdings.

The financial statements are consistent with the books and records of Loop Holdings and fairly present in all material respects the financial condition, assets and liabilities of Loop Holdings, as applicable, taken as a whole, as of the dates and periods indicated, and were prepared in accordance with GAAP (except as otherwise indicated therein or in the notes thereto).

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2.12 Changes.

Loop Holdings has not, since June 6, 2015:

(a) Ordinary Course of Business. Conducted its business or entered into any transaction other than in the Ordinary Course of Business, except for this Agreement.

(b) Adverse Changes. Suffered or experienced any change in, or affecting, its condition (financial or otherwise), properties, assets, liabilities, business, operations, results of operations or prospects which would have a Material Adverse Effect;

(c) Loans. Made any loans or advances to any Person other than travel advances and reimbursement of expenses made to employees, officers and directors in the Ordinary Course of Business;

(d) Compensation and Bonuses. Made any payments of any bonuses or compensation other than regular salary payments, or increase in the salaries, or payment on any of its debts in the Ordinary Course of Business, to any of its shareholders, directors, officers, employees, independent contractors or consultants or entry into by it of any employment, severance, or similar contract with any director, officer, or employee, independent contractor or consultant; Adopted, or increased in the payments to or benefits under, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any of its employees;

(e) Liens. Created or permitted to exist any Lien on any of its properties or assets other than Permitted Liens;

(f) Capital Stock. Issued, sold, disposed of or encumbered, or authorized the issuance, sale, disposition or encumbrance of, or granted or issued any option to acquire any shares of its capital stock or any other of its securities or any Equity Security, or altered the term of any of its outstanding securities or made any change in its outstanding shares of capital stock or its capitalization, whether by reason of reclassification, recapitalization, stock split, combination, exchange or readjustment of shares, stock dividend or otherwise; changed its authorized or issued capital stock; granted any stock option or right to purchase shares of its capital stock; issued any security convertible into any of its capital stock; granted any registration rights with respect to shares of its capital stock; purchased, redeemed, retired, or otherwise acquired any shares of its capital stock; declared or paid any dividend or other distribution or payment in respect of shares of capital stock of any other entity;

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(g) Dividends. Declared, set aside, made or paid any dividend or other distribution to any of its shareholders;

(h) Material Contracts. Terminated or modified any of its Material Contract except for termination upon expiration in accordance with the terms of such agreements, a description of which is included in the Loop Holdings's Disclosure Schedule;

(i) Claims. Released, waived or cancelled any claims or rights relating to or affecting Loop Holdings in excess of $1,000 in the aggregate or instituted or settled any Proceeding involving in excess of $10,000 in the aggregate;

(j) Discharged Liabilities. Paid, discharged, cancelled, waived or satisfied any claim, obligation or liability in excess of $1,000 in the aggregate, except for liabilities incurred prior to the date of this Agreement in the Ordinary Course of Business;

(k) Indebtedness. Created, incurred, assumed or otherwise become liable for any Indebtedness or commit to any endeavor involving a commitment in excess of $1,000 in the aggregate, other than contractual obligations incurred in the Ordinary Course of Business;

(l) Guarantees. Guaranteed or endorsed in a material amount any obligation or net worth of any Person;

(m) Acquisitions. Acquired the capital stock or other securities or any ownership interest in, or substantially all of the assets of, any other Person;

(n) Accounting. Changed its method of accounting or the accounting principles or practices utilized in the preparation of its financial statements, other than as required by GAAP;

(o) Agreements. Entered into any agreement, or otherwise obligated itself, to do any of the foregoing.

2.13 Material Contracts.

Loop Holdings has delivered to First American Group, prior to the date of this Agreement, true, correct and complete copies of each of its Material Contracts.

(a) No Defaults. The Material Contracts of Loop Holdings are valid and binding agreements of Loop Holdings, as applicable, and are in full force and effect and are enforceable in accordance with their terms. Except as would not have a Material Adverse Effect, Loop Holdings is not in breach or default of any of its Material Contracts to which it is a party and, to the knowledge of Loop Holdings, no other party to any of its Material Contracts is in breach or default thereof. Except as would not have a Material Adverse Effect, no event has occurred or circumstance has existed that (with or without notice or lapse of time) would (a) contravene, conflict with or result in a violation or breach of, or become a default or event of default under, any provision of any of its Material Contracts or (b) permit Loop Holdings or any other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify any of its Material Contracts. Loop Holdings has not received any notice and has no knowledge of any pending or threatened cancellation, revocation or termination of any of its Material Contracts to which it is a party, and there are no renegotiations of, or attempts to renegotiate.

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2.14 Tax Returns and Audits.

(a) Tax Returns. (a) All material Tax Returns required to be filed by or on behalf of Loop Holdings have been timely filed and all such Tax Returns were (at the time they were filed) and are true, correct and complete in all material respects; (b) all Taxes of Loop Holdings required to have been paid (whether or not reflected on any Tax Return) have been fully and timely paid, except those Taxes which are presently being contested in good faith or for which an adequate reserve for the payment of such Taxes has been established on Loop Holdings's balance sheet; (c) no waivers of statutes of limitation have been given or requested with respect to Loop Holdings in connection with any Tax Returns covering Loop Holdings or with respect to any Taxes payable by it; (d) no Governmental Body in a jurisdiction where Loop Holdings does not file Tax Returns has made a claim, assertion or threat to Loop Holdings that Loop Holdings is or may be subject to taxation by such jurisdiction; (e) Loop Holdings has duly and timely collected or withheld, paid over and reported to the appropriate Governmental Body all amounts required to be so collected or withheld for all periods under all applicable laws; (f) there are no Liens with respect to Taxes on the property or assets of Loop Holdings other than Permitted Liens; (g) there are no Tax rulings, requests for rulings, or closing agreements relating to Loop Holdings for any period (or portion of a period) that would affect any period after the date hereof; and (h) any adjustment of Taxes of Loop Holdings made by a Governmental Body in any examination that Loop Holdings is required to report to the appropriate provincial, local or foreign taxing authorities has been reported, and any additional Taxes due with respect thereto have been paid. No state of fact exists or has existed which would constitute ground for the assessment of any tax liability by any Governmental Body. All Tax Returns filed by Loop Holdings are true, correct and complete.

(b) No Adjustments, Changes. Neither Loop Holdings nor any other Person on behalf of Loop Holdings (a) has executed or entered into a closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of provincial, local or foreign law; or (b) has agreed to or is required to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of provincial, local or foreign law.

(c) No Disputes. There is no pending audit, examination, investigation, dispute, proceeding or claim with respect to any Taxes of or Tax Return filed or required to be filed by Loop Holdings, nor is any such claim or dispute pending or contemplated. Loop Holdings has made available to First American Group true, correct and complete copies of all Tax Returns, examination reports and statements of deficiencies assessed or asserted against or agreed to by Loop Holdings since October 23, 2014 and any and all correspondence with respect to the foregoing. Loop Holdings does not have any outstanding closing agreement, ruling request, request for consent to change a method of accounting, subpoena or request for information to or from a Governmental Body in connection with any Tax matter.

(d) No Tax Allocation, Sharing. Loop Holdings is not a party to any Tax allocation or sharing agreement. Loop Holdings (a) has not been a member of a Tax Group filing a consolidated income Tax Return under Section 1501 of the Code (or any similar provision of provincial, local or foreign law), and (b) does not have any liability for Taxes for any Person under Treasury Regulations Section 1.1502-6 (or any similar provision of provincial, local or foreign law) as a transferee or successor, by contract or otherwise.

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2.15 Material Assets.

The financial statements of Loop Holdings reflect the material properties and assets (real and personal) owned or leased by them.

2.16 Insurance Coverage.

Loop Holdings has no insurance or general liability policies maintained by Loop Holdings on its properties and assets.

2.17 Litigation; Orders.

There is no Proceeding (whether federal, provincial, local or foreign) pending or, to the knowledge of Loop Holdings, threatened or appealable against or affecting Loop Holdings or any of its properties, assets, business or employees. To the knowledge of Loop Holdings, there is no fact that might result in or form the basis for any such Proceeding. Loop Holdings is not subject to any Orders and has not received any written opinion or memorandum or legal advice from their legal counsel to the effect that Loop Holdings is exposed, from a legal standpoint, to any liability which would be material to its business. Loop Holdings is not engaged in any legal action to recover monies due it or for damages sustained by any of them.

2.18 Licenses.

Except as would not have a Material Adverse Effect, Loop Holdings possesses from the appropriate Governmental Body all licenses, permits, authorizations, approvals, franchises and rights that are necessary for it to engage in its business as currently conducted and to permit it to own and use its properties and assets in the manner in which it currently owns and uses such properties and assets (collectively, "PERMITS"). Except as would not have a Material Adverse Effect, Loop Holdings has not received any written notice from any Governmental Body or other Person that there is lacking any license, permit, authorization, approval, franchise or right necessary for Loop Holdings to engage in its business as currently conducted and to permit Loop Holdings to own and use its properties and assets in the manner in which it currently owns and uses such properties and assets. Except as would not have a Material Adverse Effect, the Permits are valid and in full force and effect. Except as would not have a Material Adverse Effect, no event has occurred or circumstance exists that may (with or without notice or lapse of time): (a) constitute or result, directly or indirectly, in a violation of or a failure to comply with any Permit; or (b) result, directly or indirectly, in the revocation, withdrawal, suspension, cancellation or termination of, or any modification to, any Permit. Loop Holdings has not received any written notice from any Governmental Body or any other Person regarding: (a) any actual, alleged, possible or potential contravention of any Permit; or (b) any actual, proposed, possible or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to, any Permit. All applications required to have been filed for the renewal of such Permits have been duly filed on a timely basis with the appropriate Persons, and all other filings required to have been made with respect to such Permits have been duly made on a timely basis with the appropriate Persons. All Permits are renewable by their terms or in the Ordinary Course of Business without the need to comply with any special qualification procedures or to pay any amounts other than routine fees or similar charges, all of which have, to the extent due, been duly paid.

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2.19 Interested party Transactions.

No officer, director or shareholder of Loop Holdings or any Affiliate, Related Person or "associate" (as such term is defined in Rule 405 of the Commission under the Securities Act) of any such Person, either directly or indirectly, (1) has an interest in any Person which (a) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by Loop Holdings, or (b) purchases from or sells or furnishes to, or proposes to purchase from, sell to or furnish Loop Holdings any goods or services; (2) has a beneficial interest in any contract or agreement to which Loop Holdings is a party or by which it may be bound or affected; or (3) is a party to any material agreements, contracts or commitments in effect as of the date hereof with Loop Holdings. "Related Person" means: (i) with respect to a particular individual, the individual's immediate family which shall include the individual's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law; and (ii) with respect to a specified individual or entity, any entity or individual that, directly or indirectly, controls, is controlled by, or is under common control with such specified entity or individual.

2.20 Governmental Inquiries.

Loop Holdings has made available to First American Group a copy of each material written inspection report, questionnaire, inquiry, demand or request for information received by Loop Holdings from (and the response of Loop Holdings thereto), and each material written statement, report or other document filed by Loop Holdings with, any Governmental Body since October 23, 2014.

2.21 Bank Accounts and Safe Deposit Boxes.

The Loop Holdings Disclosure Schedule discloses the title and number of each bank or other deposit or financial account, and each lock box and safety deposit box used by Loop Holdings, the financial institution at which that account or box is maintained and the names of the persons authorized to draw against the account or otherwise have access to the account or box, as the case may be.

2.22 Intellectual Property.

Any Intellectual Property Loop Holdings uses in its business as presently conducted is owned by Loop Holdings or properly licensed.

2.23 Stock Option Plans; Employee Benefits.

(a) Loop Holdings does not have any employee benefit plans or arrangements covering their present and former employees or providing benefits to such persons in respect of services provided to Loop Holdings. Loop Holdings has no commitment, whether formal or informal and whether legally binding or not, to create any additional plan, arrangement or practice similar to the Approved Plans.

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2.24 Employee Matters.

(a) No former or current employee of Loop Holdings is a party to, or is otherwise bound by, any agreement or arrangement (including, without limitation, any confidentiality, non-competition or proprietary rights agreement) that in any way adversely affected, affects, or will affect (i) the performance of his, her or its duties to Loop Holdings, or (ii) the ability of Loop Holdings to conduct its business.

(b) Loop Holdings has no employees, directors, officers, consultants, independent contractors, representatives or agents whose contract of employment or engagement cannot be terminated by three months' notice. (c) Loop Holdings is not required or obligated to pay, and since June 6, 2015, have not paid any moneys to or for the benefit of, any director, officer, employee, consultant, independent contractor, representative or agent of Loop Holdings. (d) Loop Holdings is in compliance with all applicable laws respecting employment and employment practices, terms and conditions or employment and wages and hours, and is not engaged in any unfair labor practice. There is no labor strike, dispute, shutdown or stoppage actually pending or, to the knowledge of Loop Holdings or the Shareholders, threatened against or affecting Loop Holdings.

2.25 Environmental and Safety Matters.

Except as would not have a Material Adverse Effect:

(a) Loop Holdings has at all times been and is in compliance with all Environmental Laws and Orders applicable to Loop Holdings, as applicable.

(b) There are no Proceedings pending or, to the knowledge of Loop Holdings, threatened against Loop Holdings alleging the violation of any Environmental Law or Environmental Permit applicable to Loop Holdings or alleging that Loop Holdings is a potentially responsible party for any environmental site contamination. None of Loop Holdings or the Shareholders are aware of, or has ever received notice of, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent continued compliance, or which may give rise to any common law or legal liability, or otherwise form the basis of any claim, action, suit, proceeding, hearing or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, or hazardous or toxic material or waste.

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(c) Neither this Agreement nor the consummation of the transactions contemplated by this Agreement shall impose any obligations to notify or obtain the consent of any Governmental Body or third Persons under any Environmental Laws applicable to Loop Holdings.

2.26 Material Customers.

Since June 6, 2015, none of the Material Customers (as hereinafter defined) of Loop Holdings has notified any of Loop Holdings or the Shareholders of their intent to terminate their business with Loop Holdings business because of any dissatisfaction on the part of any such person or entity. The Transactions have not caused any of the Material Customers of Loop Holdings to terminate or provide notice of their intent or threaten to terminate their business with Loop Holdings or to notify Loop Holdings or the Shareholders of their intent not to continue to do such business with Loop Holdings after the Closing. As used herein, "Material Customers" means those customers from whom Loop Holdings derives annual revenues in excess of US $5,000.

2.27 Inventories.

All inventories of Loop Holdings are of good, usable and merchantable quality in all material respects, and, except as set forth in the Loop Holdings Disclosure Schedule, do not include a material amount of obsolete or discontinued items. Except as set forth in the Loop Holdings Disclosure Schedule, (a) all such inventories are of such quality as to meet in all material respects the quality control standards of Loop Holdings, (b) all such inventories are recorded on the books at the lower of cost or market value determined in accordance with GAAP, and (c) no write-down in inventory has been made or should have been made pursuant to GAAP during the past two years.

2.28 Money Laundering Laws.

The operations of Loop Holdings are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the money laundering statutes of all U.S. and non-U.S. jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Body (collectively, the "Money Laundering Laws") and no Proceeding involving Loop Holdings with respect to the Money Laundering Laws is pending or, to the knowledge of Loop Holdings, threatened.

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2.29 Disclosure.

(a) Any information set forth in this Agreement, the Loop Holdings Disclosure Schedule, or the Transaction Agreements shall be true, correct and complete in all material respects.

(b) No statement, representation or warranty of Loop Holdings or the Shareholders in this Agreement (taken with the Schedules) or the Transaction Agreements or any exhibits or schedules thereto contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein, taken as a whole, in light of the circumstances in which they were made, not misleading.

(c) Except as set forth in the Loop Holdings Disclosure Schedule, the Shareholders and Loop Holdings have no knowledge of any fact that has specific application to Loop Holdings (other than general economic or industry conditions) and that adversely affects the assets or the business, prospects, financial condition, or results of operations of Loop Holdings.

(d) In the event of any inconsistency between the statements in the body of this Agreement and those in the Schedules (other than an exception expressly set forth as such in the Schedules with respect to a specifically identified representation or warranty), the statements in the Schedules shall control.

(e) The books of account, minute books and stock record books of Loop Holdings, all of which have been made available to First American Group, are complete and accurate and have been maintained in accordance with sound business practices. Without limiting the generality of the foregoing, the minute books of Loop Holdings contain complete and accurate records of all meetings held, and corporate action taken, by the shareholders, the boards of directors, and committees of the boards of directors of Loop Holdings, as applicable, and no meeting of any such shareholders, board of directors, or committee has been held for which minutes have not been prepared and are not contained in such minute books.

2.30 Finders and Brokers.

(a) None of Loop Holdings or the Shareholders or any Person acting on behalf of Loop Holdings or the Shareholders has engaged any finder, broker, intermediary or any similar Person in connection with the Exchange.

(b) None of Loop Holdings the Shareholders nor any Person acting on behalf of Loop Holdings or the Shareholders has entered into a contract or other agreement that provides that a fee shall be paid to any Person or Entity if the Exchange is consummated.

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ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF FIRST AMERICAN GROUP

First American Group hereby represents and warrants to the Shareholders as of the date hereof:

3.1 Organization; Good Standing.

First American Group is duly incorporated, validly and in good standing existing under the laws of Nevada, has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to carry on its business as presently conducted and as contemplated to be conducted, to own, hold and operate its properties and assets as now owned, held and operated by it, to enter into this Agreement, to carry out the provisions hereof except where the failure to be in good standing or to have such governmental licenses, authorizations, consents and approvals will not, in the aggregate, either (i) have a Material Adverse Effect on the business, assets or financial condition of First American Group, or (ii) impair the ability of First American Group to perform its material obligations under this Agreement. First American Group is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or its properties owned or leased requires such qualification, licensing or domestication, except where the failure to be so qualified, licensed or domesticated will not have a Material Adverse Effect.

3.2 First American Group Common Stock.

As of June 6, 2015, there were 126,063,200 shares of First American Group's common stock issued and outstanding. The Acquisition Shares, when issued in connection with this Agreement and the other Transactional Agreements, will be duly authorized, validly issued, fully paid and nonassessable.

3.3 Authority; Binding Nature of Agreements.

(a) The execution, delivery and performance of this Agreement, the Transactional Agreements, and all other agreements and instruments contemplated to be executed and delivered by First American Group in connection herewith have been duly authorized by all necessary corporate action on the part of First American Group and its board of directors.

(b) This Agreement, the Transactional Agreements, and all other agreements and instruments contemplated to be executed and delivered by First American Group constitute the legal, valid and binding obligation of First American Group, enforceable against First American Group in accordance with their terms, except to the extent that enforceability may be limited by applicable bankruptcy, Exchange, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity regardless of whether such enforceability is considered in a proceeding in law or equity.

(c) There is no pending Proceeding, and, to First American Group's knowledge, no Person has threatened to commence any Proceeding that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the Exchange or First American Group's ability to comply with or perform its obligations and covenants under the Transactional Agreements, and, to the knowledge of First American Group, no event has occurred, and no claim, dispute or other condition or circumstance exists, that might directly or indirectly give rise to or serve as a basis for the commencement of any such Proceeding.

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3.4 Non-contravention; Consents.

The execution and delivery of this Agreement and the other Transactional Agreements, and the consummation of the Exchange, by First American Group will not, directly or indirectly (with or without notice or lapse of time):

(a) contravene, conflict with or result in a material violation of (i) First American Group's Certificate of Incorporation or Bylaws, or (ii) any resolution adopted by First American Group Board or any committee thereof or the stockholders of First American Group;

(b) to the knowledge of First American Group, contravene, conflict with or result in a material violation of, or give any Governmental Body the right to challenge the Exchange or to exercise any remedy or obtain any relief under, any legal requirement or any Order to which First American Group or any material assets owned or used by it are subject;

(c) to the knowledge of First American Group, cause any material assets owned or used by First American Group to be reassessed or revalued by any taxing authority or other Governmental Body;

(d) to the knowledge of First American Group, contravene, conflict with or result in a material violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by First American Group or that otherwise relates to First American Group's business or to any of the material assets owned or used by First American Group, where such contraventions, conflict, violation, revocation, withdrawal, suspension, cancellation, termination or modification would have a Material Adverse Effect on First American Group;

(e) contravene, conflict with or result in a material violation or material breach of, or material default under, any Contract to which First American Group is a party;

(f) give any Person the right to any payment by First American Group or give rise to any acceleration or change in the award, grant, vesting or determination of options, warrants, rights, severance payments or other contingent obligations of any nature whatsoever of First American Group in favor of any Person, in any such case as a result of the Exchange; or

(g) result in the imposition or creation of any material Lien upon or with respect to any material asset owned or used by First American Group.

Except for Consents, filings or notices required under the state and federal securities laws or any other laws or regulations or as otherwise contemplated in this Agreement and the other Transactional Agreements, First American Group will not be required to make any filing with or give any notice to, or obtain any Consent from, any Person in connection with the execution and delivery of this Agreement and the other Transactional Agreements or the consummation or performance of the Exchange.

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3.5 Finders and Brokers.

(a) Neither First American Group nor any Person acting on behalf of First American Group has engaged any finder, broker, intermediary or any similar Person in connection with the Exchange.

(b) First American Group has not entered into a contract or other agreement that provides that a fee shall be paid to any Person or Entity if the Exchange is consummated.

3.6 Reports and Financial Statements; Absence of Certain Changes.

(a) First American Group has filed all reports required to be filed with the SEC pursuant to the Exchange Act since March 25, 2011 (all such reports, including those to be filed prior to the Closing Date and all registration statements and prospectuses filed by First American Group with the SEC, are collectively referred to as the "First American Group SEC Reports). All of the First American Group SEC Reports, as of their respective dates of filing (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) complied in all material respects as to form with the applicable requirements of the Securities Act or Exchange Act and the rules and regulations thereunder, as the case may be, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements of First American Group included in the First American Group SEC Reports comply in all material respects with the published rules and regulations of the SEC with respect thereto, and such audited financial statements (i) were prepared from the books and records of First American Group, (ii) were prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes or schedules thereto) and (iii) present fairly the financial position of First American Group as of the dates thereof and the results of operations and cash flows for the periods then ended. The unaudited financial statements included in the First American Group SEC Reports comply in all material respects with the published rules and regulations of the SEC with respect thereto; and such unaudited financial statements (i) were prepared from the books and records of First American Group, (ii) were prepared in accordance with GAAP, except as otherwise permitted under the Exchange Act and the rules and regulations thereunder, on a consistent basis (except as may be indicated therein or in the notes or schedules thereto) and (iii) present fairly the financial position of First American Group as of the dates thereof and the results of operations and cash flows (or changes in financial condition) for the periods then ended, subject to normal year-end adjustments and any other adjustments described therein or in the notes or schedules thereto.

(b) Except as specifically contemplated by this Agreement or reflected in the First American Group SEC Reports, since March 25, 2011 there has not been (i) any material adverse change in First American Group's business, assets, liabilities, operations, and, to the knowledge of First American Group, no event has occurred that is likely to have a material adverse effect on First American Group's business, assets, liabilities or operations, (ii) any declarations setting aside or payment of any dividend or distribution with respect to the First American Group Common Stock other than consistent with past practices, (iii) any material change in First American Group's accounting principles, procedures or methods, (iv) cancellation in writing of any material customer contract or (v) the loss of any customer relationship which would have a material adverse effect on First American Group's business, assets, liabilities or operations.

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3.7 Compliance with Applicable Law.

Except as disclosed in the First American Group SEC Reports filed prior to the date of this Agreement and except to the extent that the failure or violation would not in the aggregate have a Material Adverse Effect on the business, results of operations or financial condition of First American Group, to First American Group's knowledge First American Group holds all Governmental Authorizations necessary for the lawful conduct of its business under and pursuant to, and the business of First American Group is not being conducted in violation of, any Governmental Authorization applicable to First American Group.

3.8 Complete Copies of Requested Reports.

First American Group has delivered or made available true and complete copies of each document that has been reasonably requested by Loop Holdings or the Shareholders.

3.9 Full Disclosure.

(a) Neither this Agreement (including all Schedules and exhibits hereto) nor any of the Transactional Agreements contemplated to be executed and delivered by First American Group in connection with this Agreement contains any untrue statement of material fact; and none of such documents omits to state any material fact necessary to make any of the representations, warranties or other statements or information contained therein not misleading.

(b) All of the information set forth in the prospectus and all other information regarding First American Group and the business, condition, assets, liabilities, operations, financial performance, net income and prospects of either that has been furnished to Loop Holdings or the Shareholders by or on behalf of First American Group or any of the First American Group's Representatives, is accurate and complete in all material respects.

ARTICLE IV.

COVENANTS OF LOOP HOLDINGS

4.1 Access and Investigation.

Loop Holdings shall ensure that, at all times during the Pre-Closing Period:

(a) Loop Holdings and their Representatives provide First American Group and its Representatives access, at reasonable times and with twenty-four (24) hours' notice from First American Group to Loop Holdings, to all of the premises and assets of Loop Holdings, to all existing books, records, Tax Returns, work papers and other documents and information relating to Loop Holdings, and to responsible officers and employees of Loop Holdings, and Loop Holdings and its Representatives provide First American Group and its Representatives with copies of such existing books, records, Tax Returns, work papers and other documents and information relating to Loop Holdings as First American Group may request in good faith;

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(b) Each of Loop Holdings and its Representatives confer regularly with First American Group upon its request, concerning operational matters and otherwise report regularly (not less than semi-monthly and as First American Group may otherwise request) to First American Group and discuss with First American Group and its Representatives concerning the status of the business, condition, assets, liabilities, operations, and financial performance of Loop Holdings, and promptly notify First American Group of any material change in the business, condition, assets, liabilities, operations, and financial performance of Loop Holdings, or any event reasonably likely to lead to any such change.

4.2 Operation of the Business.

Loop Holdings shall ensure that, during the Pre-Closing Period:

(a) It conducts its operations in the Ordinary Course of Business and in the same manner as such operations have been conducted prior to the date of this Agreement;

(b) It uses its commercially reasonable efforts to preserve intact its current business organization, keep available and not terminate the services of its current officers and employees and maintain its relations and goodwill with all suppliers, customers, landlords, creditors, licensors, licensees, employees and other Persons having business relationships with Loop Holdings;

(c) It does not declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of its capital stock, and does not repurchase, redeem or otherwise reacquire any shares of its capital stock or other securities, except with respect to the repurchase of shares of Loop Holdings Common Stock upon termination of employees at the original purchase price pursuant to agreements existing at the date hereof;

(d) It does not sell or otherwise issue (or grant any warrants, options or other rights to purchase) any shares of capital stock or any other securities, except the issuance of Loop Holdings Shares of Common Stock pursuant to option grants to employees made under the Option Plan in the Ordinary Course of Business;

(e) It does not amend its charter document, corporate governance document or other Organizational Documents, and does not affect or become a party to any recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction;

(f) It does not form any subsidiary or acquire any equity interest or other interest in any other Entity;

(g) It does not establish or adopt any Employee Benefit Plan, and does not pay any bonus or make any profit sharing or similar payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or employees;

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(h) It does not change any of its methods of accounting or accounting practices in any respect;

(i) It does not make any Tax election;

(j) It does not commence or take any action or fail to take any action which would result in the commencement of any Proceeding;

(k) It does not (i) acquire, dispose of, transfer, lease, license, mortgage, pledge or encumber any fixed or other assets, other than in the Ordinary Course of Business; (ii) incur, assume or prepay any indebtedness, Indebtedness or obligation or any other liabilities or issue any debt securities, other than in the Ordinary Course of Business; (iii) assume, guarantee, endorse for the obligations of any other person, other than in the Ordinary Course of Business; (iv) make any loans, advances or capital contributions to, or investments in, any other Person, other than in the Ordinary Course of Business; or (v) fail to maintain insurance consistent with past practices for its business and property;

(l) It pays all debts and Taxes, files all of its Tax Returns (as provided herein) and pays or performs all other obligations, when due;

(m) It does not enter into or amend any agreements pursuant to which any other Person is granted distribution, marketing or other rights of any type or scope with respect to any of its services, products or technology;

(n) It does not hire any new officer-level employee;

(o) It does not revalue any of its assets, including, without limitation, writing down the value of inventory or writing off notes or accounts receivable, except as required under GAAP and in the Ordinary Course of Business;

(p) Except as otherwise contemplated hereunder, it does not enter into any transaction or take any other action outside the Ordinary Course of Business; and

(q) It does not enter into any transaction or take any other action that likely would cause or constitute a Breach of any representation or warranty made by it in this Agreement.

4.3 Filings and Consents; Cooperation.

Loop Holdings shall ensure that:

(a) Each filing or notice required to be made or given (pursuant to any applicable Law, Order or contract, or otherwise) by Loop Holdings or the Shareholders in connection with the execution and delivery of any of the Transactional Agreements, or in connection with the consummation or performance of the Exchange, is made or given as soon as possible after the date of this Agreement;

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(b) Each Consent required to be obtained (pursuant to any applicable Law, Order or contract, or otherwise) by Loop Holdings or the Shareholders in connection with the execution and delivery of any of the Transactional Agreements, or in connection with the consummation or performance of the Exchange, is obtained as soon as possible after the date of this Agreement and remains in full force and effect through the Closing Date;

(c) It promptly delivers to First American Group a copy of each filing made, each notice given and each Consent obtained by Loop Holdings during the Pre-Closing Period; and

(d) During the Pre-Closing Period, it and its Representatives cooperate with First American Group and First American Group's Representatives, and prepare and make available such documents and take such other actions as First American Group may request in good faith, in connection with any filing, notice or Consent that First American Group is required or elects to make, give or obtain.

4.4 Notification; Updates to Disclosure Schedules.

(a) During the Pre-Closing Period, Loop Holdings shall promptly notify First American Group in writing of:

(i) the discovery by it of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement which is contrary to any representation or warranty made by it in this Agreement or in any of the other Transactional Agreements, or that would upon the giving of notice or lapse of time, result in any of its representations and warranties set forth in this agreement to become untrue or otherwise cause any of the conditions of Closing set forth in Article VI or Article VII not to be satisfied;

(ii) any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement (except as a result of actions taken pursuant to the express written consent of First American Group) and that is contrary to any representation or warranty made by it in this Agreement, or that would upon the giving of notice or lapse of time, result in any of its representations and warranties set forth in this agreement to become untrue or otherwise cause any of the conditions of Closing set forth in Article VI or Article VII not to be satisfied;

(b) If any event, condition, fact or circumstances that is required to be disclosed pursuant to Section 4.4(a) requires any material change in the Loop Holdings Disclosure Schedule, or if any such event, condition, fact or circumstance would require such a change assuming the Loop Holdings Disclosure Schedule were dated as of the date of the occurrence, existence or discovery of such event, condition, fact or circumstances, then Loop Holdings, as applicable, shall promptly deliver to First American Group an update to the Loop Holdings Disclosure Schedule specifying such change (a "Disclosure Schedule Update").

(c) It will promptly update any relevant and material information provided to First American Group after the date hereof pursuant to the terms of this Agreement.

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4.5 Commercially Reasonable Efforts.

During the Pre-Closing Period, Loop Holdings shall use its commercially reasonable efforts to cause the conditions set forth in Article VI and Article VII to be satisfied on a timely basis and so that the Closing can take place on or before June 15, 2015, in accordance with Section 1.5, and shall not take any action or omit to take any action, the taking or omission of which would or could reasonably be expected to result in any of the representations and warranties of Loop Holdings set forth in this Agreement becoming untrue, or in any of the conditions of Closing set forth in Article VI or Article VII not being satisfied.

4.6 Confidentiality; Publicity.

Loop Holdings shall ensure that:

(a) It and its Representatives keep strictly confidential the existence and terms of this Agreement prior to the issuance or dissemination of any mutually agreed upon press release or other disclosure of the Exchange; and

(b) neither it nor any of its Representatives issues or disseminates any press release or other publicity or otherwise makes any disclosure of any nature (to any of its suppliers, customers, landlords, creditors or employees or to any other Person) regarding any of the Exchange; except in each case to the extent that it is required by law to make any such disclosure regarding such transactions or as separately agreed by the parties; provided, however, that if it is required by law to make any such disclosure, Loop Holdings advises First American Group, at least five business days before making such disclosure, of the nature and content of the intended disclosure.

ARTICLE V.

COVENANTS OF FIRST AMERICAN GROUP

5.1 Notification.

During the Pre-Closing Period, First American Group shall promptly notify Loop Holdings in writing of:

(a) the discovery by First American Group of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement which is contrary to any representation or warranty made by First American Group in this Agreement; and,

(b) any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement (except as a result of actions taken pursuant to the written consent of Loop Holdings) and that is contrary to any representation or warranty made by First American Group in this Agreement;

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5.2 Filings and Consents; Cooperation.

First American Group shall ensure that:

(a) Each filing or notice required to be made or given (pursuant to any applicable Law, Order or contract, or otherwise) by First American Group in connection with the execution and delivery of any of the Transactional Agreements, or in connection with the consummation or performance of the Exchange, is made or given as soon as possible after the date of this Agreement;

(b) Each Consent required to be obtained (pursuant to any applicable Law, Order or contract, or otherwise) by First American Group in connection with the execution and delivery of any of the Transactional Agreements, or in connection with the consummation or performance of the Exchange, is obtained as soon as possible after the date of this Agreement and remains in full force and effect through the Closing Date;

(c) First American Group promptly delivers to Loop Holdings and a copy of each filing made, each notice given and each Consent obtained by First American Group during the Pre-Closing Period; and

(d) During the Pre-Closing Period, First American Group and its Representatives cooperate with Loop Holdings and their Representatives, and prepare and make available such documents and take such other actions as Loop Holdings may request in good faith, in connection with any filing, notice or Consent that Loop Holdings is required or elects to make, give or obtain.

5.3 Commercially Reasonable Efforts.

During the Pre-Closing Period, First American Group shall use its commercially reasonable efforts to cause the conditions set forth in Article VI and Article VII to be satisfied on a timely basis and so that the Closing can take place on or before February 15, 2015, or as soon thereafter as is reasonably practical, in accordance with Section 1.5, and shall not take any action or omit to take any action, the taking or omission of which would or could reasonably be expected to result in any of the representations and warranties or First American Group set forth in this Agreement becoming untrue or in any of the conditions of closing set forth in Article VI or Article VII not being satisfied.

5.4 Disclosure of Confidential Information.

(a) Each of First American Group and the Shareholders acknowledges and agrees that it may receive Confidential Information in connection with this Transaction including without limitation, the Loop Holdings Disclosure Schedule and any information disclosed during the due diligence process, the public disclosure of which will harm the disclosing party's business. The Receiving Party may use Confidential Information only in connection with the Transaction. The results of the due diligence review may not be used for any other purpose other than in connection with the Transaction. Except as expressly provided in this Agreement, the Receiving Party shall not disclose Confidential Information to anyone without the Disclosing Party's prior written consent. The Receiving Party shall take all reasonable measures to avoid disclosure, dissemination or unauthorized use of Confidential Information, including, at a minimum, those measures it takes to protect its own confidential information of a similar nature. The Receiving Party shall not export any Confidential Information in any manner contrary to the export regulations of the governmental jurisdiction to which it is subject.

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(b) The Receiving Party may disclose Confidential Information as required to comply with binding orders of governmental entities that have jurisdiction over it, provided that the Receiving Party (i) gives the Disclosing Party reasonable notice (to the extent permitted by law) to allow the Disclosing Party to seek a protective order or other appropriate remedy, (ii) discloses only such information as is required by the governmental entity, and (iii) uses commercially reasonable efforts to obtain confidential treatment for any Confidential Information so disclosed.

(c) All Confidential Information shall remain the exclusive property of the Disclosing Party. The Disclosing Party's disclosure of Confidential Information shall not constitute an express or implied grant to the Receiving Party of any rights to or under the Disclosing Party's patents, copyrights, trade secrets, trademarks or other intellectual property rights.

(d) The Receiving Party shall notify the Disclosing Party immediately upon discovery of any unauthorized use or disclosure of Confidential Information or any other breach of this Agreement by the Receiving Party. The Receiving Party shall cooperate with the Disclosing Party in every reasonable way to help the Disclosing Party regain possession of such Confidential Information and prevent its further unauthorized use.

(e) The Receiving Party shall return or destroy all tangible materials embodying Confidential Information (in any form and including, without limitation, all summaries, copies and excerpts of Confidential Information) promptly following the Disclosing Party's written request; provided, however, that, subject to the provisions of this Agreement, the Receiving Party may retain one copy of such materials in the confidential, restricted access files of its legal department for use only in the event a dispute arises between the parties related to the Transaction and only in connection with that dispute. At the Disclosing Party's option, the Receiving Party shall provide written certification of its compliance with this Section.

5.5 Indemnification.

(a) Each of Loop Holdings and the Shareholders, jointly and severally, each shall defend, indemnify and hold harmless First American Group, and its respective employees, officers, directors, stockholders, controlling persons, affiliates, agents, successors and assigns (collectively, the "First American Group Indemnified Persons"), and shall reimburse the First American Group Indemnified Person, for, from and against any loss, liability, claim, damage, expense (including costs of investigation and defense and reasonable attorneys' fees) or diminution of value, whether or not involving a third-party claim (collectively, "Damages"), directly or indirectly, relating to, resulting from or arising out of:

(i) any untrue representations, misrepresentations or breach of warranty by or of Loop Holdings or the Shareholders contained in or pursuant to this Agreement, and the Loop Holdings Disclosure Schedule; (ii) any breach or nonfulfillment of any covenant, agreement or other obligation by or of Loop Holdings or the Shareholders (only to the extent made or occurring prior to or at the Closing) contained in or pursuant to this Agreement, the Transaction Agreements executed by Loop Holdings or any of the Shareholders in their individual capacity, the Loop Holdings Disclosure Schedule, or any of the other agreements, documents, schedules or exhibits to be entered into by Loop Holdings or any of the Shareholders in their individual capacity pursuant to or in connection with this Agreement;

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(iii) all of Pre-Closing liabilities of Loop Holdings or the Shareholders; and

(iv) any liability, claim, action or proceeding of any kind whatsoever, whether instituted or commenced prior to or after the Closing Date, which directly or indirectly relates to, arises or results from, or occurs in connection with facts or circumstances relating to the conduct of business of Loop Holdings or the assets of Loop Holdings, or events or circumstances existing on or prior to the Closing Date.

(b) First American Group shall defend, indemnify and hold harmless Loop Holdings and its respective affiliates, agents, successors and assigns (collectively, the "Loop Holdings Indemnified Persons"), and shall reimburse the Loop Holdings Indemnified Persons, for, from and against any Damages, directly or indirectly, relating to, resulting from or arising out of:

(i) any untrue representation, misrepresentation or breach of warranty by or of First American Group contained in or pursuant to this Agreement;

(ii) any breach or nonfulfillment of any covenant, agreement or other obligations by or of First American Group contained in or pursuant to this Agreement, the Transaction Agreements or any other agreements, documents, schedules or exhibits to be entered into or delivered to pursuant to or in connection with this Agreement.

(c) Promptly after receipt by an indemnified Party under Section 5.6 of this Agreement of notice of a claim against it ("Claim"), such indemnified Party shall, if a claim is to be made against an indemnifying Party under such Section, give notice to the indemnifying Party of such Claim, but the failure to so notify the indemnifying Party will not relieve the indemnifying Party of any liability that it may have to any indemnified Party, except to the extent that the indemnifying Party demonstrates that the defense of such action is prejudiced by the indemnified Party's failure to give such notice.

(d) A claim for indemnification for any matter not involving a third-party claim may be asserted by notice to the Party from whom indemnification is sought.

ARTICLE VI.

CLOSING CONDITIONS OF FIRST AMERICAN GROUP

First American Group's obligations to affect the Closing and consummate the Exchange are subject to the satisfaction of each of the following conditions:

6.1 Accuracy of Representations and Warranties.

The representations and warranties of Loop Holdings and the Shareholders in this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct on and as of the Closing. Loop Holdings and the Shareholders shall have performed all obligations in this Agreement required to be performed or observed by them on or prior to the Closing.

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6.2 Additional Conditions to Closing.

(a) All necessary approvals under federal and state securities laws and other authorizations relating to the issuance of the Acquisition Shares and the transfer of the Shares shall have been received.

(b) First American Group shall have obtained an opinion stating that the terms of the Exchange are fair, just and equitable to First American Group and its shareholders.

(c) No preliminary or permanent injunction or other order by any federal, state or foreign court of competent jurisdiction which prohibits the consummation of the Exchange shall have been issued and remain in effect. No statute, rule, regulation, executive order, stay, decree, or judgment shall have been enacted, entered, issued, promulgated or enforced by any court or governmental authority which prohibits or restricts the consummation of the Exchange. All authorizations, consents, orders or approvals of, or declarations or filings with, and all expirations of waiting periods imposed by, any Governmental Body which are necessary for the consummation of the Exchange, other than those the failure to obtain which would not materially adversely affect the consummation of the Exchange or in the aggregate have a material adverse effect on First American Group and its subsidiaries, taken as a whole, shall have been filed, occurred or been obtained (all such permits, approvals, filings and consents and the lapse of all such waiting periods being referred to as the "Requisite Regulatory Approvals") and all such Requisite Regulatory Approvals shall be in full force and effect.

(d) There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Exchange, by any Governmental Body which, in connection with the grant of a Requisite Regulatory Approval, imposes any material condition or material restriction upon First American Group or its subsidiaries or Loop Holdings, including, without limitation, requirements relating to the disposition of assets, which in any such case would so materially adversely impact the economic or business benefits of the Exchange as to render inadvisable the consummation of the Exchange.

6.3 Performance of Agreements.

Loop Holdings or the Shareholders, as the case may be, shall have executed and delivered each of the agreements, instruments and documents required to be executed and delivered, and performed all actions required to be performed by Loop Holdings or any of the Shareholders, as the case may be, pursuant to this Agreement, except as First American Group has otherwise consented in writing.

6.4 Consents.

Each of the Consents identified or required to have been identified in the Loop Holdings Disclosure Schedule shall have been obtained and shall be in full force and effect, other than those Consents, which have been expressly waived by First American Group.

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6.5 No Material Adverse Change and Satisfactory Due Diligence.

There shall not have been any material adverse change in the business, condition, assets, liabilities, operations or financial performance of Loop Holdings since the date of this Agreement as determined by First American Group in its discretion. First American Group shall be satisfied in all respects with the results of its due diligence review of Loop Holdings.

6.6 Loop Holdings Closing Certificate.

In addition to the documents required to be received under this Agreement, First American Group shall also have received the following documents:

(a) copies of resolutions of Loop Holdings, certified by a Secretary, Assistant Secretary or other appropriate officer of Loop Holdings, authorizing the execution, delivery and performance of this Agreement and other Transactional Agreements;

(b) good standing certificate of Loop Holdings; and

(c) such other documents as First American Group may request in good faith for the purpose of (i) evidencing the accuracy of any representation or warranty made by Loop Holdings, (ii) evidencing the compliance by Loop Holdings, or the performance by Loop Holdings of, any covenant or obligation set forth in this Agreement or any of the other Transactional Agreements, (iii) evidencing the satisfaction of any condition set forth in Article VII or this Article VI, or (iv) otherwise facilitating the consummation or performance of the Exchange.

6.7 Transactional Agreements.

Each Person (other than First American Group) shall have executed and delivered prior to or on the Closing Date all Transactional Agreements to which it is to be a party.

6.8 Resignation of Directors and Officers.

First American Group shall have received a written resignation from each of the directors and officers of Loop Holdings effective as of the Closing.

6.9 Delivery of Stock Certificates, Minute Book and Corporate Seal.

The Shareholders shall have delivered to First American Group the stock books, stock ledgers, minute books and corporate seals of Loop Holdings.

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ARTICLE VII.

CLOSING CONDITIONS OF THE SHAREHOLDERS

The Shareholders' obligations to affect the Closing and consummate the Exchange are subject to the satisfaction of each of the following conditions:

7.1 Accuracy of Representations and Warranties.

The representations and warranties of First American Group in this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct on and as of the Closing and First American Group shall have performed all obligations in this Agreement required to be performed or observed by them on or prior to the Closing.

7.2 Additional Conditions to Closing.

(a) All necessary approvals under federal and state securities laws and other authorizations relating to the issuance and transfer of the Acquisition Shares by First American Group and the transfer of the Shares by Loop Holdings shall have been received.

(b) No preliminary or permanent injunction or other order by any federal, state or foreign court of competent jurisdiction which prohibits the consummation of the Exchange shall have been issued and remain in effect. No statute, rule, regulation, executive order, stay, decree, or judgment shall have been enacted, entered, issued, promulgated or enforced by any court or governmental authority which prohibits or restricts the consummation of the Exchange. All Requisite Regulatory Approvals shall have been filed, occurred or been obtained and all such Requisite Regulatory Approvals shall be in full force and effect.

(c) There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Exchange, by any federal or state Governmental Body which, in connection with the grant of a Requisite Regulatory Approval, imposes any condition or restriction upon the Surviving Corporation or its subsidiaries (or, in the case of any disposition of assets required in connection with such Requisite Regulatory Approval, upon First American Group, its subsidiaries, Loop Holdings or any of their subsidiaries), including, without limitation, requirements relating to the disposition of assets, which in any such case would so materially adversely impact the economic or business benefits of the Exchange as to render inadvisable the consummation of the Exchange.

7.3 First American Group Closing Certificates.

The Shareholders shall have received the following documents:

(a) copies of resolutions of First American Group, certified by a Secretary, Assistant Secretary or other appropriate officer of First American Group, authorizing the execution, delivery and performance of the Transactional Agreements and the Exchange;

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(b) good standing certificates for the State of Nevada; and

(c) such other documents as Loop Holdings may request in good faith for the purpose of (i) evidencing the accuracy of any representation or warranty made by First American Group, (ii) evidencing the compliance by First American Group with, or the performance by First American Group of, any covenant or obligation set forth in this Agreement or any of the other Transactional Agreements, (iii) evidencing the satisfaction of any condition set forth in Article VI or this Article VII, or (iv) otherwise facilitating the consummation or performance of the Exchange.

7.4 No Material Adverse Change.

There shall not have been any material adverse change in First American Group's business, condition, assets, liabilities, operations or financial performance since the date of this Agreement.

7.5 Performance of Agreements.

First American Group shall have executed and delivered each of the agreements, instruments and documents required to be executed and delivered, and performed all actions required by First American Group pursuant to this Agreement, except as Loop Holdings and the Shareholders have otherwise consented in writing.

7.6 Consents.

Each of the Consents identified or required to have been identified in Section 3.4 shall have been obtained and shall be in full force and effect, other than those Consents the absence of which shall not have a material adverse effect on First American Group.

7.7 First American Group Stock.

On the Closing Date, shares of First American Group Common Stock shall be eligible for quotation on the OTCMarkets.

ARTICLE VIII.

FURTHER ASSURANCES

Each of the parties hereto agrees that it will, from time to time after the date of the Agreement, execute and deliver such other certificates, documents and instruments and take such other action as may be reasonably requested by the other party to carry out the actions and transactions contemplated by this Agreement, including the closing conditions described in Articles VI and VII. Loop Holdings and the Shareholders shall reasonably cooperate with First American Group in its obtaining of the books and records of Loop Holdings, or in preparing any solicitation materials to be sent to the shareholders of First American Group in connection with the approval of the Exchange and the transactions contemplated by the Transactional Agreements.

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ARTICLE IX.

TERMINATION

9.1 Termination.

This Agreement may be terminated and the Exchange abandoned at any time prior to the Closing Date:

(a) by mutual written consent of First American Group, Loop Holdings and the Shareholders;

(b) by First American Group if (i) there is a material Breach of any covenant or obligation of Loop Holdings or the Shareholders; provided however, that if such Breach or Breaches are capable of being cured prior to the Closing Date, such Breach or Breaches shall not have been cured within 10 days of delivery of the written notice of such Breach, or (ii) First American Group reasonably determines that the timely satisfaction of any condition set forth in Article VI has become impossible or impractical (other than as a result of any failure on the part of First American Group to comply with or perform its covenants and obligations under this Agreement or any of the other Transactional Agreements);

(b) by Loop Holdings if (i) there is a material Breach of any covenant or obligation of First American Group; provided, however, that if such Breach or Breaches are capable of being cured prior to the Closing Date, such Breach or Breaches shall not have been cured within 10 days of delivery of the written notice of such Breach, or (ii) Loop Holdings reasonably determines that the timely satisfaction of any condition set forth in Article VII has become impossible or impractical (other than as a result of any failure on the part of Loop Holdings or any Shareholder to comply with or perform any covenant or obligation set forth in this Agreement or any of the other Transactional Agreements);

(d) by First American Group if the Closing has not taken place on or before February 15, 2015 (except if as a result of any failure on the part of First American Group to comply with or perform its covenants and obligations under this Agreement or in any other Transactional Agreement);

(e) by Loop Holdings if the Closing has not taken place on or before February 15, 2015 (except if as a result of the failure on the part of Loop Holdings or the Shareholders to comply with or perform any covenant or obligation set forth in this Agreement or in any other Transactional Agreement);

(f) by any of First American Group, on the one hand or Loop Holdings, on the other hand, if any court of competent jurisdiction in the United States or other United States governmental body shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Exchange and such order, decree, ruling or any other action shall have become final and non-appealable; provided, however, that the party seeking to terminate this Agreement pursuant to this clause (f) shall have used all commercially reasonable efforts to remove such order, decree or ruling; or

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(g) The parties hereby agree and acknowledge that a breach of the provisions of Articles 4.1, 4.2, 4.3, 4.4 and 4.6 are, without limitation, material Breaches of this Agreement.

9.2 Termination Procedures.

If First American Group wishes to terminate this Agreement pursuant to Section 9.1, First American Group shall deliver to the Shareholders and Loop Holdings a written notice stating that First American Group is terminating this Agreement and setting forth a brief description of the basis on which First American Group is terminating this Agreement. If Loop Holdings wishes to terminate this Agreement pursuant to Section 9.1, Loop Holdings shall deliver to First American Group a written notice stating that Loop Holdings is terminating this Agreement and setting forth a brief description of the basis on which Loop Holdings is terminating this Agreement.

9.3 Effect of Termination.

In the event of termination of this Agreement as provided above, this Agreement shall forthwith have no further effect. Except for a termination resulting from a Breach by a party to this Agreement, there shall be no liability or obligation on the part of any party hereto. In the event of a breach, the remedies of the non-breaching party shall be to seek damages from the breaching party or to obtain an order for specific performance, in addition to or in lieu of other remedies provided herein. Upon request after termination, each party will redeliver or, at the option of the party receiving such request, destroy all reports, work papers and other material of any other party relating to the Exchange, whether obtained before or after the execution hereof, to the party furnishing same; provided, however, that Loop Holdings and the Shareholders shall, in all events, remain bound by and continue to be subject to Section 4.6 and all parties shall in all events remain bound by and continue to be subject to Section 5.4 and 5.5.

Notwithstanding the above, both First American Group, on the one hand, and Loop Holdings and the Shareholders, on the other hand, shall be entitled to announce the termination of this Agreement by means of a mutually acceptable press release.

ARTICLE X.

MISCELLANEOUS

10.1 Survival of Representations and Warranties.

All representations and warranties of Loop Holdings and the Shareholders in this Agreement and the Loop Holdings Disclosure Schedule shall survive shall survive indefinitely. The right to indemnification, reimbursement or other remedy based on such representations and warranties will not be affected by any investigation conducted by the parties.

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10.2 Expenses.

Except as otherwise set forth herein, each of the parties to the Exchange shall bear its own expenses incurred in connection with the negotiation and consummation of the transactions contemplated by this Agreement.

10.3 Entire Agreement.

This Agreement and the other Transactional Agreements contain the entire agreement of the parties hereto, and supersede any prior written or oral agreements between them concerning the subject matter contained herein, or therein. There are no representations, agreements, arrangements or understandings, oral or written, between the parties to this Agreement, relating to the subject matter contained in this Agreement and the other Transaction Agreements, which are not fully expressed herein or therein. The schedules and each exhibit attached to this Agreement or delivered pursuant to this Agreement are incorporated herein by this reference and constitute a part of this Agreement.

10.4 Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

10.5 Descriptive Headings.

The Article and Section headings in this Agreement are for convenience only and shall not affect the meanings or construction of any provision of this Agreement.

10.6 Notices.

Any notices required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficiently given on the earlier to occur of the date of personal delivery, the date of receipt or three (3) days after posting by overnight courier or registered or certified mail, postage prepaid, addressed as follows:

If to First American Group:

First American Group Inc.
11037 Warner Ave., Suite 132
Fountain Valley, California 92708

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If to Loop Holdings:

Loop Holdings, Inc.
1999 Avenue of the Stars, Suite 2520
Los Angeles, California 90067

If to the Shareholders:

c/o Loop Holdings, Inc.
1999 Avenue of the Stars, Suite 2520
Los Angeles, California 90067

To such address or addresses as a party shall have previously designated by notice to the sender given in accordance with this section.

10.7 Choice of Law.

This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada without regard to choice of law principles. Each of the parties hereto consents to the jurisdiction of the courts of the State of California, County of Los Angeles and to the federal courts located in the County of Los Angeles, State of California.

10.8 Binding Effect; Benefits.

This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties or their respective successors and permitted assigns, the Shareholders and other Persons expressly referred to herein, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

10.9 Assignability.

Neither this Agreement nor any of the parties' rights hereunder shall be assignable by any party without the prior written consent of the other parties and any attempted assignment without such consent shall be void.

10.10 Waiver and Amendment.

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Any term or provision of this Agreement may be waived at any time by the party, which is entitled to the benefits thereof. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. The parties may, by mutual agreement in writing, amend this Agreement in any respect. Loop Holdings and the Shareholders hereby acknowledge their intent that this Agreement includes as a party any holder of capital stock in Loop Holdings at the time of Closing. First American Group, Loop Holdings and the Shareholders therefore agree that this Agreement may be amended, without the further consent of any party to this Agreement, (i) to add as a new Shareholder any existing shareholder of Loop Holdings and (ii) to modify Annex A to reflect the addition of such shareholder.

10.11 Attorney' Fees.

In the event of any action or proceeding to enforce the terms and conditions of this Agreement, the prevailing party shall be entitled to an award of reasonable attorneys' and experts' fees and costs, in addition to such other relief as may be granted.

10.12 Severability.

If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

10.13 Construction.

In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has or has had the opportunity to consult independent legal counsel regarding the legal effect and meaning of this document and all terms and conditions hereof; (c) has been afforded the opportunity to negotiate as to any and all terms hereof; and (d) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

[signature page follows]

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IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

First American Group:

FIRST AMERICAN GROUP INC.

By:	/s/ Mazen Kouta
Name:	Mazen Kouta
Title:	President

Loop Holdings:

LOOP HOLDINGS, INC.

By:	/s/ Daniel Solomita
Name:	Daniel Solomita
Title:	President

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Shareholders:

A & C FORTUNE ENTERPRISE

By:	/s/ Maggie Liu
Name:	Maggie Liu
Title:	CEO

AME INVESTMENTS, LTD.

By:	/s/ Elie Zeidan
Name:	Elie Zeidan
Title:	President

By:	/s/ Blair Brown
Name:	Blair Brown

R. HARRELL INVESTMENTS, LTD.

By:	/s/ Robert R. Harrell
Name:	Robert R. Harrell
Title:	Principal

/s/ Chester F. Griffiths
Name:	Chester F. Griffiths

CHESTER F. GRIFFITHS MD A MEDICAL CORPORATION DEFINED BENEFIT PENSION

By:	/s/ Chester F. Griffiths
Name:	Chester F. Griffiths MD
Title:	President

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/s/ Daniel Solomita
Name:	Daniel Solomita

DANKS FAMILY TRUST

By:	/s/ Donald Danks
Name:	Donald Danks
Title:	Trustee

/s/ Danny Berry
Name:	Danny Berry

/s/ David Glassett
Name:	David Glassett

/s/ David R. Wilmerding
Name:	David R. Wilmerding

/s/ Douglas G. Hansen
Name:	Douglas G. Hansen

/s/ Edmund Soleymani
Name:	Edmund Soleymani

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BLUE SANDS HOLDINGS TRUST

By:	/s/ Greg Olason
Name:	Greg Olason
Title:	Trustee

/s/ Jim Steinmann
Name:	Jim Steinmann

/s/ Jocelyn Proulx
Name:	Jocelyn Proulx

CCBB INVESTMENTS LLC

By:	/s/ Xuesong Yu
Name:	Xuesong Yu
Title:	Manager

/s/ John Denzer
Name:	John Denzer

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JOHN MEYER FAMILY LLC

By:	/s/ John E. Meyer
Name:	John E. Meyer
Title:	Owner

/s/ John Petrasich
Name:	John Petrasich

/s/ Jonathan Bonchick
Name:	Jonathan Bonchick

/s/ Lee Karls
Name:	Lee Karls

/s/ Leon Redensky
Name:	Leon Redensky

/s/ Michael Mckenzie
Name:	Michael Mckenzie

91055566 QUEBEC, INC.

By:	/s/ Michael Friedlieb
Name:	Michael Friedlieb
Title:	President

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PALISADE PRODUCTIONS LLC

By:	/s/ Ralph W. Kettell
Name:	Ralph W. Kettell
Title:	Manager

GOLDIE HOLDINGS, INC.

By:	/s/ Robert Gold
Name:	Robert Gold
Title:	President

/s/ Robert J. Henry
Name:	Robert J. Henry

/s/ Robert Walsh
Name:	Robert Walsh

RVCA Partners LLC

By:	/s/ David Hunt
Name:	David Hunt
Title:	Manager

/s/ Ryan Walsh
Name:	Ryan Walsh

/s/ Steven Mintz
Name:	Steven Mintz

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SUNIL P. & RAKHEE W. VERMA FAMILY TRUST

By:	/s/ Sunil Verma
Name:	Sunil Verma
Title:	Trustee

TOUCHSTONE ADVISORS, INC.

By:	/s/ Jonathan Destler
Name:	Jonathan Destler
Title:	President

/s/ Weiming Zhang
Name:	Weiming Zhang

YASH PAL VERMA / ANJANA VERMA

/s/ Yash Verma
Name:	Yash Verma

/s/ Anjana Verma
Name:	Anjana Verma

/s/ F. Scott Jackson
Name:	F. Scott Jackson

9065-9699 QUEBEC INC.

/s/ Roberto Trombino
Name:	Roberto Trombino
Title:	President

/s/ Lawrence Yuen
Name:	Lawrence Yuen

/s/ John H. Shaw
Name:	John H. Shaw

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EXHIBIT A

CERTAIN DEFINITIONS

For purposes of the Agreement (including this Exhibit A):

Agreement. "Agreement" shall mean the Share Exchange Agreement to which this Exhibit A is attached (including all Disclosure Schedules and all Exhibits), as it may be amended from time to time.

Approved Plans. "Approved Plans" shall mean a stock option or similar plan for the benefit of employees or others, which has been approved by the shareholders of Loop Holdings.

Loop Holdings Shares of Common Stock. "Loop Holdings Shares of Common Stock" shall mean the shares of common stock of Loop Holdings.

Breach. There shall be deemed to be a "Breach" of a representation, warranty, covenant, obligation or other provision if there is or has been any inaccuracy in or breach of, or any failure to comply with or perform, such representation, warranty, covenant, obligation or other provision.

Certificates. "Certificates" shall have the meaning specified in Section 1.3 of the Agreement.

First American Group. "First American Group" shall have the meaning specified in the first paragraph of the Agreement.

First American Group Common Stock. "First American Group Common Stock" shall mean the shares of common stock of First American Group.

First American Group SEC Reports. "First American Group SEC Reports" shall have the meaning specified in Section 4.6 of the Agreement.

Closing. "Closing" shall have the meaning specified in Section 1.5 of the Agreement.

Closing Date. "Closing Date" shall have the meaning specified in Section 1.5 of the Agreement.

Code. "Code" shall mean the Internal Revenue Code of 1986 or any successor law, and regulations issued by the IRS pursuant to the Internal Revenue Code or any successor law.

Confidential Information. "Confidential Information" shall mean all nonpublic information disclosed by one party or its agents (the "Disclosing Party") to the other party or its agents (the "Receiving Party") that is designated as confidential or that, given the nature of the information or the circumstances surrounding its disclosure, reasonably should be considered as confidential. Confidential Information includes, without limitation (i) nonpublic information relating to the Disclosing Party's technology, customers, vendors, suppliers, business plans, intellectual property, promotional and marketing activities, finances, agreements, transactions, financial information and other business affairs, and (ii) third-party information that the Disclosing Party is obligated to keep confidential.

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Confidential Information does not include any information that (i) is or becomes publicly available without breach of this Agreement, (ii) can be shown by documentation to have been known to the Receiving Party at the time of its receipt from the Disclosing Party, (iii) is received from a third party who, to the knowledge of the Receiving Party, did not acquire or disclose such information by a wrongful or tortious act, or (iv) can be shown by documentation to have been independently developed by the Receiving Party without reference to any Confidential Information.

Consent. "Consent" shall mean any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

Disclosure Schedule Update. "Disclosure Schedule Update" shall have the meaning specified in Section 4.4 of the Agreement.

Loop Holdings Disclosure Schedule. "Loop Holdings Disclosure Schedule" shall have the meaning specified in introduction to Article II of the Agreement.

Entity. "Entity" shall mean any corporation (including any nonprofit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, cooperative, foundation, society, political party, union, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

Environmental Laws. "Environmental Laws" shall mean any Law or other requirement relating to the protection of the environment, health, or safety from the release or disposal of hazardous materials.

Environmental Permit. "Environmental Permit" means all licenses, permits, authorizations, approvals, franchises and rights required under any applicable Environmental Law or Order.

Equity Securities. "Equity Security" shall mean any stock or similar security, including, without limitation, securities containing equity features and securities containing profit participation features, or any security convertible into or exchangeable for, with or without consideration, any stock or similar security, or any security carrying any warrant, right or option to subscribe to or purchase any shares of capital stock, or any such warrant or right.

Exchange Act. "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

GAAP. "GAAP" shall mean United States Generally Accepted Accounting Principles, applied on a consistent basis.

Governmental Authorization. "Governmental Authorization" shall mean any:

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(F) permit, license, certificate, franchise, concession, approval, consent, ratification, permission, clearance, confirmation, endorsement, waiver, certification, designation, rating, registration, qualification or authorization that is issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Law; or

(b) right under any contract with any Governmental Body.

Governmental Body. "Governmental Body" shall mean any:

(F) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature;

(b) federal, state, local, municipal, foreign or other government;

Ó governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or Entity and any court or other tribunal); or

(d) individual, Entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature, including any court, arbitrator, administrative agency or commissioner, or other governmental authority or instrumentality.

Indebtedness. "Indebtedness" shall mean any obligation, contingent or otherwise. Any obligation secured by a Lien on, or payable out of the proceeds of, or production from, property of the relevant party will be deemed to be Indebtedness.

Intellectual Property. "Intellectual Property" means all industrial and intellectual property, including, without limitation, all U.S. and non-U.S. patents, patent applications, patent rights, trademarks, trademark applications, common law trademarks, Internet domain names, trade names, service marks, service mark applications, common law service marks, and the goodwill associated therewith, copyrights, in both published and unpublished works, whether registered or unregistered, copyright applications, franchises, licenses, know-how, trade secrets, technical data, designs, customer lists, confidential and proprietary information, processes and formulae, all computer software programs or applications, layouts, inventions, development tools and all documentation and media constituting, describing or relating to the above, including manuals, memoranda, and records, whether such intellectual property has been created, applied for or obtained anywhere throughout the world.

Knowledge. A corporation shall be deemed to have "knowledge" of a particular fact or matter only if a director or officer of such corporation has, had or should have had knowledge of such fact or matter.

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Laws. "Laws" means, with respect to any Person, any U.S. or non-U.S. federal, national, state, provincial, local, municipal, international, multinational or other law (including common law), constitution, statute, code, ordinance, rule, regulation or treaty applicable to such Person.

Lien. "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge, right of first refusal, encumbrance or other adverse claim or interest of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by Law.

Material Adverse Effect. "Material Adverse Effect" means any change, effect or circumstance which, individually or in the aggregate, would reasonably be expected to (a) have a material adverse effect on the business, assets, financial condition or results of operations of the affected party, in each case taken as a whole or (b) materially impair the ability of the affected party to perform its obligations under this Agreement and the Transaction Agreements, excluding any change, effect or circumstance resulting from (i) the announcement, pendency or consummation of the transactions contemplated by this Agreement, (ii) changes in the United States securities markets generally, or (iii) changes in general economic, currency exchange rate, political or regulatory conditions in industries in which the affected party operates.

Material Contract. "Material Contract" means any and all agreements, contracts, arrangements, understandings, leases, commitments or otherwise, providing for potential payments by or to the company in excess of $1,000, and the amendments, supplements and modifications thereto.

Order. "Order" shall mean any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any Governmental Body.

Ordinary Course of Business. "Ordinary Course of Business" shall mean an action taken by Loop Holdings if (i) such action is taken in normal operation, consistent with past practices, (ii) such action is not required to be authorized by the Shareholders, Board of Directors or any committee of the Board of the Directors or other governing body of Loop Holdings and (iii) does not require any separate or special authorization or consent of any nature by any Governmental Body or third party.

Permitted Liens. "Permitted Liens" shall mean (a) Liens for Taxes not yet payable or in respect of which the validity thereof is being contested in good faith by appropriate proceedings and for the payment of which the relevant party has made adequate reserves; (b) Liens in respect of pledges or deposits under workmen's compensation laws or similar legislation, carriers, warehousemen, mechanics, laborers and materialmen and similar Liens, if the obligations secured by such Liens are not then delinquent or are being contested in good faith by appropriate proceedings conducted and for the payment of which the relevant party has made adequate reserves; and (c) statutory Liens incidental to the conduct of the business of the relevant party which were not incurred in connection with the borrowing of money or the obtaining of advances or credits and that do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of its business.

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Person. "Person" shall mean any individual, Entity or Governmental Body.

Pre-Closing Period. "Pre-Closing Period" shall mean the period commencing as of the date of the Agreement and ending on the Closing Date.

Proceeding. "Proceeding" shall mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination or investigation, commenced, brought, conducted or heard by or before, or otherwise has involved, any Governmental Body or any arbitrator or arbitration panel.

Representatives. "Representatives" of a specified party shall mean officers, directors, employees, attorneys, accountants, advisors and representatives of such party, including, without limitation, all subsidiaries of such specified party, and all such Persons with respect to such subsidiaries. The Related Persons of Loop Holdings shall be deemed to be "Representatives" of Loop Holdings, as applicable.

SEC. "SEC" shall mean the United States Securities and Exchange Commission.

Securities Act. "Securities Act" shall mean the United States Securities Act of 1933, as amended.

Taxes. "Taxes" shall mean all foreign, federal, state or local taxes, charges, fees, levies, imposts, duties and other assessments, as applicable, including, but not limited to, any income, alternative minimum or add-on, estimated, gross income, gross receipts, sales, use, transfer, transactions, intangibles, ad valorem, value-added, franchise, registration, title, license, capital, paid-up capital, profits, withholding, payroll, employment, unemployment, excise, severance, stamp, occupation, premium, real property, recording, personal property, federal highway use, commercial rent, environmental (including, but not limited to, taxes under Section 59A of the Code) or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest, penalties or additions to tax with respect to any of the foregoing; and "Tax" means any of the foregoing Taxes.

Tax Group. "Tax Group" shall mean any federal, state, local or foreign consolidated, affiliated, combined, unitary or other similar group of which Loop Holdings is now or was formerly a member.

Tax Return. "Tax Return" shall mean any return, declaration, report, claim for refund or credit, information return, statement or other similar document filed with any Governmental Body with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

Transaction Agreements. "Transactional Agreements" shall mean this Agreement and any agreement or document to be executed pursuant to this Agreement.

57

ANNEX A

Loop Holdings Shareholders

Stockholder	Number of Shares of Common Stock of Loop Holdings Held
A & C Advisors, Inc.	240,000
AME Investments, LTD.	250,000
Blaire Brown	35,000
Bob Harrell Investments, LTD.	25,000
Chester Griffiths	100,000
Chester F. Griffiths MD A Medical Corporation Defined Benefit Pension	125,000
Chester Griffiths	25,000
Daniel Solomita	17,000,000
Danks Family Trust	1,000,000
Danny T. Berry	100,000
David Glassett	50,000
David R. Wilmerding	62,500
Douglas G. Hansen	25,000
Edmund Soleymani	62,500
Blue Sands Holdings Trust	50,000
Jim Steinmann	50,000
Jocelyn Proulx	250,000
CCBB Investments LLC	1,500,000
John Denzer	100,000
John Meyer	100,000
John Petrasich	50,000
John Petrasich	25,000
Jonathan Bonchick	62,500
Lee Karl	31,250
Leon Redensky	62,500
Michael Mckenzie	100,000
91055566 Quebec, Inc.	20,000
Palisade Productions LLC	43,750
Goldie Holdings, Inc.	162,500
Robert J. Henry	40,000
Robert Walsh	20,000
RVCA Partners LLC	50,000
Ryan Walsh	15,000
Ryan Walsh	80,000
Steven Mintz	30,000
Sunil P. & Rakhee W. Verma Family Trust	50,000
Touchstone Advisors, Inc.	1,000,000
Weiming Zhang	62,500
Yash Pal Verma / Anjana Verma	25,000
F. Scott Jackson	50,000
9065-9699 Quebec Inc.	100,000
Lawrence Yuen	12,500
John H. Shaw	15,000
TOTAL	23,257,500

58

APPENDIX B

 Loop Holdings, Inc.
 February 28, 2015

F-1

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 The Board of Directors and Stockholders
 Loop Holdings, Inc.

 We have audited the accompanying balance sheet of Loop Holdings, Inc. ("Loop Holdings" or the "Company") as of February 28, 2015 and the related statements of operations, changes in stockholders' equity, and cash flows for the period from October 23, 2014 (inception) through February 28, 2015. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

 We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 The Company's balance sheet as of February 28, 2015 and the related statements of operations, changes in stockholders' equity and cash flows for the period from October 23, 2014 (inception) through February 28, 2015 have been restated to correct the misstatement with regard to the accounting treatment of fully vested nonforfeitable shares issued to parties other than employees for obtaining services. The restatements of the financial statements are described in Note 10.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of February 28, 2015 and the statements of its operations and its cash flows for the period from October 23, 2014 (inception) through February 28, 2015, in conformity with accounting principles generally accepted in the United States of America.

 The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company had an accumulated deficit at February 28, 2015, a net loss and net cash used in operating activities for the reporting period then ended. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

 /s/ Li and Company, PC
 Li and Company, PC

 Skillman, New Jersey
 June 30, 2015, except for Note 6, 8 and 10, as to which the date is January 6, 2015

F-2

 Loop Holdings, Inc.

 Balance Sheet

February 28, 2015
(Restated)

Assets
Current Assets
Cash	$182,492
Prepayments	539,951

Total current assets	722,443

Intellectual Property
Intellectual property	445,050
Accumulated amortization	(9,892)

Intellectual property, net	435,158

Total assets	$1,157,601

Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable	$-
Advances from related party	1,130
Intellectual property acquisition obligation	212,880

Total current liabilities	214,010

Commitments and Contingencies

Stockholders' Equity
Common stock par value $0.00001: 50,000,000 shares authorized; 20,498,750 shares issued and outstanding	205
Additional paid-in capital	1,198,985
Accumulated deficit	(255,599)

Total stockholders' equity	943,591

Total liabilities and stockholders' equity	$1,157,601

 See accompanying notes to the financial statements.

F-3

 Loop Holdings, Inc.
 Statement of Operations

For the Period from
October 23, 2014
(inception) through
February 28, 2015
(Restated)

Revenue	$-

Operating Expenses
Consulting fees	177,999
Professional fees	42,050
Research and development	12,242
Research and development - related party	50,000
General and administrative expenses	14,720

Total operating expenses	297,011

Loss from Operations	(297,011)

Other (Income) Expense
Foreign currency transaction (gain) loss	(41,412)

Other (income) expense, net	(41,412)

Loss before Income Tax Provision	(255,599)

Income Tax Provision	-

Net Loss	$(255,599)

 See accompanying notes to the financial statements.

F-4

 Loop Holdings, Inc.

Statement of Changes in Stockholders' Equity
For the period from October 23, 2014 (inception) through February 28, 2015
(Restated)

	Common stock par value $0.00001		Additional		Total
	Number of Shares	Amount	Paid- in Capital	Accumulated Deficit	Stockholders' Equity

October 23, 2014 (inception)	-	$-	$-	$-	$-

Issuance of common shares for cash at $0.00001 per share upon formation	17,000,000	170	-		170

Issuance of common shares for cash at $0.00001 per share in October 2014	2,000,000	20	-		20

Issuance of common shares for cash at $0.80 per share in December 2014	225,000	2	179,998		180,000

Issuance of fully vested, nonforfeitable common shares for future services valued at $0.80 per share in December 2014	890,000	9	711,991		712,000

Issuance of common shares for cash at $0.80 per share in January 2015	225,000	2	179,998		180,000

Issuance of common shares for service valued at $0.80 per share in January 2015	15,000	1	11,999		12,000

Issuance of common shares for cash at $0.80 per share in February 2015	143,750	1	114,999		115,000

Net loss		-	-	(255,599)	(255,599)

Balance, February 28, 2015	20,498,750	205	1,198,985	(255,599)	943,591

 See accompanying notes to the financial statements.

F-5

 Loop Holdings, Inc.
Statement of Cash Flows

For the Period from
October 23, 2014
(inception) through
February 28, 2015
(Restated)

Cash Flows from Operating Activities
Net loss	$(255,599)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization expense	9,892
Common shares issued for services	189,999
Changes in operating assets and liabilities:
Prepayments	(5,950)

Net Cash Used in Operating Activities	(61,658)

Cash Flows from Investing Activities
Acquisition of intellectual property	(232,170)

Net Cash Used in Investing Activities	(232,170)

Cash Flows from Financing Activities
Advances from stockholder	1,130
Proceeds from sale of common shares	475,190

Net Cash Provided by Financing Activities	476,320

Net Change in Cash	182,492

Cash - beginning of period	-

Cash - end of period	$182,492

Supplemental disclosure of cash flow information:

Interest paid	$-

Income tax paid	$-

Non Cash Financing and Investing Activities

Acquisition of intellectual property with debt	$212,880

Fully-vested, nonforfeitable shares issued to 3rd party for future services	$712,000

 See accompanying notes to the financial statements.

F-6

 Loop Holdings, Inc.
 February 28, 2015
 Notes to the Financial Statements

 Note 1 - Organization and Operations

 Loop Holdings, Inc.

 Loop Holdings, Inc. (the "Company") was incorporated on October 23, 2014 under the laws of the State of Nevada. The Company engages in the designing, prototyping and building a closed loop plastics recycling business leverage a proprietary de-polymerization technology.

 Note 2 -Significant and Critical Accounting Policies and Practices

 The Management of the Company is responsible for the selection and use of appropriate accounting policies and the appropriateness of accounting policies and their application. Critical accounting policies and practices are those that are both most important to the portrayal of the Company's financial condition and results and require management's most difficult, subjective, or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain. The Company's significant and critical accounting policies and practices are disclosed below as required by generally accepted accounting principles.

 Basis of Presentation

 The accompanying financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

 Fiscal Year-End

 The Company elected the last day of February as its fiscal year ending date.

 Use of Estimates and Assumptions and Critical Accounting Estimates and Assumptions

 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date(s) of the financial statements and the reported amounts of revenues and expenses during the reporting period(s).

 Critical accounting estimates are estimates for which (a) the nature of the estimate is material due to the levels of subjectivity and judgment necessary to account for highly uncertain matters or the susceptibility of such matters to change and (b) the impact of the estimate on financial condition or operating performance is material. The Company's critical accounting estimates and assumptions affecting the financial statements were:

(i)
 Assumption as a going concern: Management assumes that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

(ii)
 Fair value of long-lived assets: Fair value is generally determined using the asset's expected future discounted cash flows or market value, if readily determinable. If long-lived assets are determined to be recoverable, but the newly determined remaining estimated useful lives are shorter than originally estimated, the net book values of the long-lived assets are depreciated over the newly determined remaining estimated useful lives. The Company considers the following to be some examples of important indicators that may trigger an impairment review: (i) significant under-performance or losses of assets relative to expected historical or projected future operating results; (ii) significant changes in the manner or use of assets or in the Company's overall strategy with respect to the manner or use of the acquired assets or changes in the Company's overall business strategy; (iii) significant negative industry or economic trends; (iv) increased competitive pressures; (v) a significant decline in the Company's stock price for a sustained period of time; and (vi) regulatory changes. The Company evaluates acquired assets for potential impairment indicators at least annually and more frequently upon the occurrence of such events.

(iii)
 Valuation allowance for deferred tax assets: Management assumes that the realization of the Company's net deferred tax assets resulting from its net operating loss ("NOL") carry-forwards for Federal income tax purposes that may be offset against future taxable income was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are offset by a full valuation allowance. Management made this assumption based on (a) the Company has incurred recurring losses, (b) general economic conditions, and (c) its ability to raise additional funds to support its daily operations by way of a public or private offering, among other factors.

F-7

 These significant accounting estimates or assumptions bear the risk of change due to the fact that there are uncertainties attached to these estimates or assumptions, and certain estimates or assumptions are difficult to measure or value.

 Management bases its estimates on historical experience and on various assumptions that are believed to be reasonable in relation to the financial statements taken as a whole under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources.

 Management regularly evaluates the key factors and assumptions used to develop the estimates utilizing currently available information, changes in facts and circumstances, historical experience and reasonable assumptions. After such evaluations, if deemed appropriate, those estimates are adjusted accordingly.

 Actual results could differ from those estimates.

 Fair Value of Financial Instruments

 The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB Accounting Standards Codification ("Paragraph 820-10-35-37") to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

 Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

 The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

 The carrying amounts of the Company's financial assets and liabilities, such as cash, prepayments, accounts payable and intellectual property acquisition obligation approximate their fair values because of the short maturity of these instruments.

 Transactions involving related parties cannot be presumed to be carried out on an arm's-length basis, as the requisite conditions of competitive, free-market dealings may not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm's-length transactions unless such representations can be substantiated.

 Carrying Value, Recoverability and Impairment of Long-Lived Assets

 The Company has adopted Section 360-10-35 of the FASB Accounting Standards Codification for its long-lived assets. Pursuant to ASC Paragraph 360-10-35-17 a  n impairment loss shall be recognized only if the carrying amount of a long-lived asset (asset group) is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset (asset group) is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset (asset group). That assessment shall be based on the carrying amount of the asset (asset group) at the date it is tested for recoverability. An impairment loss shall be measured as the amount by which the carrying amount of a long-lived asset (asset group) exceeds its fair value. Pursuant to ASC Paragraph 360-10-35-20 if an impairment loss is recognized, the adjusted carrying amount of a long-lived asset shall be its new cost basis. For a depreciable long-lived asset, the new cost basis shall be depreciated (amortized) over the remaining useful life of that asset. Restoration of a previously recognized impairment loss is prohibited.

F-8

 Pursuant to ASC Paragraph 360-10-35-21 the Company's long-lived asset (asset group) is tested for recoverability whenever events or changes in circumstances indicate that its carrying amount may not be recoverable. The Company considers the following to be some examples of such events or changes in circumstances that may trigger an impairment review: (a) significant decrease in the market price of a long-lived asset (asset group); (b) A significant adverse change in the extent or manner in which a long-lived asset (asset group) is being used or in its physical condition; (c) A significant adverse change in legal factors or in the business climate that could affect the value of a long-lived asset (asset group), including an adverse action or assessment by a regulator; (d) An accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of a long-lived asset (asset group); (e) A current-period operating or cash flow loss combined with a history of operating or cash flow losses or a projection or forecast that demonstrates continuing losses associated with the use of a long-lived asset (asset group); and (f) A current expectation that, more likely than not, a long-lived asset (asset group) will be sold or otherwise disposed of significantly before the end of its previously estimated useful life. The Company tests its long-lived assets for potential impairment indicators at least annually and more frequently upon the occurrence of such events.

 Pursuant to ASC Paragraphs 360-10-45-4 and 360-10-45-5 an impairment loss recognized for a long-lived asset (asset group) to be held and used shall be included in income from continuing operations before income taxes in the income statement of a business entity. If a subtotal such as income from operations is presented, it shall include the amount of that loss. A gain or loss recognized on the sale of a long-lived asset (disposal group) that is not a component of an entity shall be included in income from continuing operations before income taxes in the income statement of a business entity. If a subtotal such as income from operations is presented, it shall include the amounts of those gains or losses.

 Cash Equivalents

 The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

 Intangible Assets Other Than Goodwill

 The Company has adopted Subtopic 350-30 of the FASB Accounting Standards Codification for intangible assets other than goodwill. Under the requirements, the Company amortizes the acquisition costs of intangible assets other than goodwill on a straight-line basis over the estimated useful lives of the respective assets as follows:

Estimated Useful Life (Years)

Intellectual property (*)	15
 ______
 (*) Amortized on a straight-line basis over the terms of the exclusive licenses and/or agreements, or the terms of legal lives of the patents, whichever is shorter.

 Related Parties

 The Company follows subtopic 850-10 of the FASB Accounting Standards Codification for the identification of related parties and disclosure of related party transactions.

 Pursuant to Section 850-10-20 the related parties include a. affiliates of the Company ("Affiliate" means, with respect to any specified Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act); b. entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825-10-15, to be accounted for by the equity method by the investing entity; c. trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d. principal owners of the Company; e. management of the Company; f. other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g. other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

 The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a. the nature of the relationship(s) involved; b. a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c. the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d. amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

F-9

 Commitment and Contingencies

 The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

 If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

 Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed.

 Foreign Currency Transactions

 The Company applies the guidelines as set out in Section 830-20-35 of the FASB Accounting Standards Codification ("Section 830-20-35") for foreign currency transactions. Pursuant to Section 830-20-35 of the FASB Accounting Standards Codification, foreign currency transactions are transactions denominated in currencies other than U.S. Dollar, the Company's reporting currency or Canadian Dollar, the Company's operating functional currency. Foreign currency transactions may produce receivables or payables that are fixed in terms of the amount of foreign currency that will be received or paid. A change in exchange rates between the functional currency and the currency in which a transaction is denominated increases or decreases the expected amount of functional currency cash flows upon settlement of the transaction. That increase or decrease in expected functional currency cash flows is a foreign currency transaction gain or loss that generally shall be included in determining net income for the period in which the exchange rate changes. Likewise, a transaction gain or loss (measured from the transaction date or the most recent intervening balance sheet date, whichever is later) realized upon settlement of a foreign currency transaction generally shall be included in determining net income for the period in which the transaction is settled. The exceptions to this requirement for inclusion in net income of transaction gains and losses pertain to certain intercompany transactions and to transactions that are designated as, and effective as, economic hedges of net investments and foreign currency commitments. Pursuant to Section 830-20-25 of the FASB Accounting Standards Codification, the following shall apply to all foreign currency transactions of an enterprise and its investees: (a) at the date the transaction is recognized, each asset, liability, revenue, expense, gain, or loss arising from the transaction shall be measured and recorded in the functional currency of the recording entity by use of the exchange rate in effect at that date as defined in section 830-10-20 of the FASB Accounting Standards Codification; and (b) at each balance sheet date, recorded balances that are denominated in currencies other than the functional currency or reporting currency of the recording entity shall be adjusted to reflect the current exchange rate.

 Revenue Recognition

 The Company follows paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition. The Company recognizes revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.

 Equity Instruments Issued to Parties Other Than Employees for Acquiring Goods or Services

 The Company accounts for equity instruments issued to parties other than employees for acquiring goods or services under the guidance of Sub-topic 505-50 of the FASB Accounting Standards Codification ("Sub-topic 505-50").

F-10

 Pursuant to ASC paragraphs 505-50-25-6 and 505-50-25-7, a grantor shall recognize the goods acquired or services received in a share-based payment transaction when it obtains the goods or as services are received. A grantor may need to recognize an asset before it actually receives goods or services if it first exchanges share-based payment for an enforceable right to receive those goods or services. Nevertheless, the goods or services themselves are not recognized before they are received. If fully vested, nonforfeitable equity instruments are issued at the date the grantor and grantee enter into an agreement for goods or services (no specific performance is required by the grantee to retain those equity instruments), then, because of the elimination of any obligation on the part of the counterparty to earn the equity instruments, a measurement date has been reached. A grantor shall recognize the equity instruments when they are issued (in most cases, when the agreement is entered into). Pursuant to ASC paragraph 505-50-45-1, a grantor may conclude that an asset (other than a note or a receivable) has been received in return for fully vested, nonforfeitable equity instruments that are issued at the date the grantor and grantee enter into an agreement for goods or services (and no specific performance is required by the grantee in order to retain those equity instruments). Such an asset shall not be displayed as contra-equity by the grantor of the equity instruments. The transferability (or lack thereof) of the equity instruments shall not affect the balance sheet display of the asset. This guidance is limited to transactions in which equity instruments are transferred to other than employees in exchange for goods or services.

 Pursuant to Paragraphs 505-50-25-8 and 505-50-25-9, an entity may grant fully vested, nonforfeitable equity instruments that are exercisable by the grantee only after a specified period of time if the terms of the agreement provide for earlier exercisability if the grantee achieves specified performance conditions. Any measured cost of the transaction shall be recognized in the same period(s) and in the same manner as if the entity had paid cash for the goods or services or used cash rebates as a sales discount instead of paying with, or using, the equity instruments. A recognized asset, expense, or sales discount shall not be reversed if a stock option that the counterparty has the right to exercise expires unexercised.

 Pursuant to ASC Paragraphs 505-50-30-2 and 505-50-30-11 share-based payment transactions with non-employees shall be measured at the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. The issuer shall measure the fair value of the equity instruments in these transactions using the stock price and other measurement assumptions as of the earlier of the following dates, referred to as the measurement date: (a) The date at which a commitment for performance by the counterparty to earn the equity instruments is reached (a performance commitment); or (b) The date at which the counterparty's performance is complete. If the Company is a newly formed corporation, or the Company's common shares are traded in one of the national exchanges the grant-date share price of the Company's common stock will be used to measure the fair value of the common shares issued; however, if the Company is a newly formed corporation or the Company's common shares are thinly traded the use of share prices established in the Company's most recent private placement memorandum ("PPM"), or weekly or monthly price observations would generally be more appropriate than the use of daily price observations as such shares could be artificially inflated due to a larger spread between the bid and asked quotes and lack of consistent trading in the market.

 Pursuant to ASC Paragraph 718-10-55-21 if an observable market price is not available for a share option or similar instrument with the same or similar terms and conditions, an entity shall estimate the fair value of that instrument using a valuation technique or model that meets the requirements in paragraph 718-10-55-11 and takes into account, at a minimum, all of the following factors:

a.	The exercise price of the option.

b.
 The expected term of the option, taking into account both the contractual term of the option and the effects of employees' expected exercise and post-vesting employment termination behavior: The expected life of options and similar instruments represents the period of time the option and/or warrant are expected to be outstanding. Pursuant to paragraph 718-10-S99-1, it may be appropriate to use the simplified method, i.e., expected term = ((vesting term + original contractual term) / 2), if (i) A company does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term due to the limited period of time its equity shares have been publicly traded; (ii) A company significantly changes the terms of its share option grants or the types of employees that receive share option grants such that its historical exercise data may no longer provide a reasonable basis upon which to estimate expected term; or (iii) A company has or expects to have significant structural changes in its business such that its historical exercise data may no longer provide a reasonable basis upon which to estimate expected term. The Company uses the simplified method to calculate expected term of share options and similar instruments as the company does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term.

c.	The current price of the underlying share.

d.
 The expected volatility of the price of the underlying share for the expected term of the option. Pursuant to ASC Paragraph 718-10-55-25 a newly publicly traded entity might base expectations about future volatility on the average volatilities of similar entities for an appropriate period following their going public. A nonpublic entity might base its expected volatility on the average volatilities of otherwise similar public entities. For purposes of identifying otherwise similar entities, an entity would likely consider characteristics such as industry, stage of life cycle, size, and financial leverage. Because of the effects of diversification that are present in an industry sector index, the volatility of an index should not be substituted for the average of volatilities of otherwise similar entities in a fair value measurement. Pursuant to paragraph 718-10-S99-1 if shares of a company are thinly traded the use of weekly or monthly price observations would generally be more appropriate than the use of daily price observations as the volatility calculation using daily observations for such shares could be artificially inflated due to a larger spread between the bid and asked quotes and lack of consistent trading in the market. The Company uses the average historical volatility of the comparable companies over the expected term of the share options or similar instruments as its expected volatility.

e.
 The expected dividends on the underlying share for the expected term of the option. The expected dividend yield is based on the Company's current dividend yield as the best estimate of projected dividend yield for periods within the expected term of the share options and similar instruments.

f.
 The risk-free interest rate(s) for the expected term of the option. Pursuant to ASC 718-10-55-28 a U.S. entity issuing an option on its own shares must use as the risk-free interest rates the implied yields currently available from the U.S. Treasury zero-coupon yield curve over the contractual term of the option if the entity is using a lattice model incorporating the option's contractual term. If the entity is using a closed-form model, the risk-free interest rate is the implied yield currently available on U.S. Treasury zero-coupon issues with a remaining term equal to the expected term used as the assumption in the model.

F-11

 Pursuant to ASC paragraph 505-50-S99-1, if the Company receives a right to receive future services in exchange for unvested, forfeitable equity instruments, those equity instruments are treated as unissued for accounting purposes until the future services are received (that is, the instruments are not considered issued until they vest). Consequently, there would be no recognition at the measurement date and no entry should be recorded.

 Research and Development

 The Company follows paragraph 730-10-25-1 of the FASB Accounting Standards Codification (formerly Statement of Financial Accounting Standards No. 2 "Accounting for Research and Development Costs") and paragraph 730-20-25-11 of the FASB Accounting Standards Codification (formerly Statement of Financial Accounting Standards No. 68 "Research and Development Arrangements") for research and development costs. Research and development costs are charged to expense as incurred.Research and development costs consist primarily of remuneration for material and testing costs for research and development.

 Deferred Tax Assets and Income Tax Provision

 The Company accounts for income taxes under Section 740-10-30 of the FASB Accounting Standards Codification. Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date.

 The Company adopted section 740-10-25 of the FASB Accounting Standards Codification ("Section 740-10-25"). Section 740-10-25 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under Section 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement. Section 740-10-25 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.

 The estimated future tax effects of temporary differences between the tax basis of assets and liabilities are reported in the accompanying balance sheets, as well as tax credit carry-backs and carry-forwards. The Company periodically reviews the recoverability of deferred tax assets recorded on its balance sheets and provides valuation allowances as management deems necessary.

 Management makes judgments as to the interpretation of the tax laws that might be challenged upon an audit and cause changes to previous estimates of tax liability. In addition, the Company operates within multiple taxing jurisdictions and is subject to audit in these jurisdictions. In management's opinion, adequate provisions for income taxes have been made for all years. If actual taxable income by tax jurisdiction varies from estimates, additional allowances or reversals of reserves may be necessary.

 Tax years that remain subject to examination by major tax jurisdictions

 The Company discloses tax years that remain subject to examination by major tax jurisdictions pursuant to the ASC Paragraph 740-10-50-15.

 Cash Flows Reporting

 The Company adopted paragraph 230-10-45-24 of the FASB Accounting Standards Codification for cash flows reporting, classifies cash receipts and payments according to whether they stem from operating, investing, or financing activities and provides definitions of each category, and uses the indirect or reconciliation method ("Indirect method") as defined by paragraph 230-10-45-25 of the FASB Accounting Standards Codification to report net cash flow from operating activities by adjusting net income to reconcile it to net cash flow from operating activities by removing the effects of (a) all deferrals of past operating cash receipts and payments and all accruals of expected future operating cash receipts and payments and (b) all items that are included in net income that do not affect operating cash receipts and payments. The Company reports the reporting currency equivalent of foreign currency cash flows, using the current exchange rate at the time of the cash flows and the effect of exchange rate changes on cash held in foreign currencies is reported as a separate item in the reconciliation of beginning and ending balances of cash and cash equivalents and separately provides information about investing and financing activities not resulting in cash receipts or payments in the period pursuant to paragraph 830-230-45-1 of the FASB Accounting Standards Codification.

F-12

 Subsequent Events

 The Company follows the guidance in Section 855-10-50 of the FASB Accounting Standards Codification for the disclosure of subsequent events. The Company will evaluate subsequent events through the date when the financial statements were issued. Pursuant to ASU 2010-09 of the FASB Accounting Standards Codification, the Company as an SEC filer considers its financial statements issued when they are widely distributed to users, such as through filing them on EDGAR.

 Recently Issued Accounting Pronouncements

 In August 2014, the FASB issued the FASB Accounting Standards Update No. 2014-15 "Presentation of Financial Statements-Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern ("ASU 2014-15").

 In connection with preparing financial statements for each annual and interim reporting period, an entity's management should evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity's ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable). Management's evaluation should be based on relevant conditions and events that are known and reasonably knowable at the date that the financial statements are issued (or at the date that the financial statements are available to be issued when applicable). Substantial doubt about an entity's ability to continue as a going concern exists when relevant conditions and events, considered in the aggregate, indicate that it is probable that the entity will be unable to meet its obligations as they become due within one year after the date that the financial statements are issued (or available to be issued). The term probable is used consistently with its use in Topic 450, Contingencies.

 When management identifies conditions or events that raise substantial doubt about an entity's ability to continue as a going concern, management should consider whether its plans that are intended to mitigate those relevant conditions or events will alleviate the substantial doubt. The mitigating effect of management's plans should be considered only to the extent that (1) it is probable that the plans will be effectively implemented and, if so, (2) it is probable that the plans will mitigate the conditions or events that raise substantial doubt about the entity's ability to continue as a going concern.

 If conditions or events raise substantial doubt about an entity's ability to continue as a going concern, but the substantial doubt is alleviated as a result of consideration of management's plans, the entity should disclose information that enables users of the financial statements to understand all of the following (or refer to similar information disclosed elsewhere in the footnotes):

a.	Principal conditions or events that raised substantial doubt about the entity's ability to continue as a going concern (before consideration of management's plans)

b.	Management's evaluation of the significance of those conditions or events in relation to the entity's ability to meet its obligations

c.	Management's plans that alleviated substantial doubt about the entity's ability to continue as a going concern.

 If conditions or events raise substantial doubt about an entity's ability to continue as a going concern, and substantial doubt is not alleviated after consideration of management's plans, an entity should include a statement in the footnotes indicating that there is substantial doubt about the entity's ability to continue as a going concern within one year after the date that the financial statements are issued (or available to be issued). Additionally, the entity should disclose information that enables users of the financial statements to understand all of the following:

a.	Principal conditions or events that raise substantial doubt about the entity's ability to continue as a going concern

b.	Management's evaluation of the significance of those conditions or events in relation to the entity's ability to meet its obligations

c.	Management's plans that are intended to mitigate the conditions or events that raise substantial doubt about the entity's ability to continue as a going concern.

F-13

 The amendments in this Update are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early application is permitted.

 In January 2015, the FASB issued the FASB Accounting Standards Update No. 2015-01 "Income Statement-Extraordinary and Unusual Items (Subtopic 225-20): Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items" ("ASU 2015-01").

 This Update eliminates from GAAP the concept of extraordinary items and the requirements in Subtopic 225-20 for reporting entities to separately classify, present, and disclose extraordinary events and transactions.

 The amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015. Early adoption is permitted provided that the guidance is applied from the beginning of the fiscal year of adoption.

 Management does not believe that any recently issued, but not yet effective accounting pronouncements, when adopted, will have a material effect on the accompanying financial statements.

 Note 3 - Going Concern

 The Company has elected to adopt early application of Accounting Standards Update No. 2014-15, "Presentation of Financial Statements-Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern ("ASU 2014-15").

 The Company's financial statements have been prepared assuming that it will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

 As reflected in the financial statements, the Company had an accumulated deficit at February 28, 2015, a net loss and net cash used in operating activities for the reporting period then ended. These factors raise substantial doubt about the Company's ability to continue as a going concern.

 The Company is attempting to commence operations and generate sufficient revenue; however, the Company's cash position may not be sufficient to support its daily operations. While the Company believes in the viability of its strategy to commence operations and generate sufficient revenue and in its ability to raise additional funds, there can be no assurances to that effect. The ability of the Company to continue as a going concern is dependent upon its ability to further implement its business plan and generate sufficient revenue and its ability to raise additional funds by way of a public or private offering.

 The financial statements do not include any adjustments related to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

 Note 4 - Intellectual Property

 Entry into Intellectual Property Assignment Agreement

 On October 27, 2014, the Company ("Assignee") entered into an Intellectual Property Assignment Agreement ("Assignment Agreement") with Hatem Essaddam ("Assignor"), whereas (a) The Assignor has developed a certain technique and method allowing for the depolymerization of polyethylene terephthalate at ambient temperature and atmospheric pressure ("Technique"); (b) The Assignee wishes to develop a Polyethylene terephthalate depolymerization processing plant; and (c) The Assignor wishes to assign to the Assignee all of his rights, title and interests (including Intellectual Property rights), present and future, in and to the Technique.

 Currency

 Unless otherwise indicated, all dollar amounts referred to in this Agreement are stated in Canadian dollars.

 Intellectual property acquisition obligations (including but not limited to a payment for $212,880) under the Agreement, however, have been paid in United States Dollars.

F-14

 Assignment

 On the terms and subject to the conditions set forth in this Assignment Agreement, the Assignor agrees to assign, sell, transfer and deliver to the Assignee at the Closing Time, free and clear of all Encumbrances, all of the Assignor's rights, title and interest in and to the Technique and the Intellectual Property Rights (collectively, the "Purchased Assets"), and the Assignee agrees to purchase and accept from the Assignor at the Closing Time, the Purchased Assets.

 Purchase Price

 The purchase price payable by the Assignee to the Assignor for the Purchased Assets shall be ONE MILLION THREE HUNDRED THOUSAND DOLLARS (CAD1,300,000) (the "Purchase Price"), exclusive of all Taxes, payable as follows:

(a)
 Within five (5) days following the receipt, by the Assignee, of results confirming that the Technique meets the Specifications under the testing conditions of Techsolutions Environment Inc. and analysis by the University of Montreal for purity levels exceeding the Specifications, the Assignor will remit the Technique Sheet to the Assignee and the Assignee will deposit an amount of TWO HUNDRED FIFTY THOUSAND DOLLARS (CAD250,000) with the escrow agent, in trust, to be held in accordance with the Escrow Agreement (the "Deposit");

(b)
 Subject to the conditions set out in the Assignment Agreement having been complied with and subject to the terms of the Escrow Agreement, on the Closing Date, the Assignee shall give irrevocable instructions to the escrow agent to proceed to the transfer of the Deposit to Me Charles Derome, in trust for the benefit of the Assignor, and the Company shall remit an additional amount of TWO HUNDRED FIFTY THOUSAND DOLLARS (CAD250,000) to Me Charles Derome, in trust for the benefit of the Assignor, by wire transfer;

(c)
 Subject to the Closing, TWO HUNDRED THOUSAND DOLLARS (CAD200,000) will be paid by wire transfer to the Assignor within sixty (60) days of each of the following milestones having been met (collectively, the "Milestones"), which Milestones are to be calculated separately one from the other and not cumulatively:

(i)	An average of twenty (20) metric tons per day of terephthalic acid meeting the Specifications is produced at the Plant for twenty (20) Operating days.

(ii)	An average of thirty (30) metric tons per day of terephthalic acid meeting the Specifications having been produced at the Plant for thirty (30) Operating days;

(iii)	An average of sixty (60) metric tons per day of terephthalic acid meeting the Specifications having been produced a the Plant for sixty (60) Operating days; and

(iv)	An average of one hundred (100) metric tons per day of terephthalic acid meeting the Specifications having been produced at the Plant for sixty (60) Operating days.

 Transition Period Payment

 In addition to the payment of the Purchase Price, during the Transition Period (a period of sixty (60) days following the reception of the Technique Sheet by the Assignee), the Assignee shall make a consulting payment for services in the amount of up to SIXTEEN THOUSAND DOLLARS (CAD16,000) to the Assignor payable as follows:

(a)	EIGHT THOUSAND DOLLARS (CAD8,000) payable concurrently with the Deposit by check made payable to the Assignor; and

(b)	subject to the conditions set out in the Assignment Agreement having been complied with, EIGHT THOUSAND DOLLARS (CAD8,000) payable on the Closing Date by check made payable to the Assignor.

F-15

 Royalties

 In addition to the payment of the Purchase Price, the Assignee shall provide the Assignor a royalty payment as follows up to a maximum aggregate amount of TWENTY-FIVE MILLION SEVEN HUNDRED THOUSAND DOLLARS (CAD25,700,000):

(a)	10% of gross profits on the sale of all products derived by the Assignee from the Technique;

(b)	10% of any license fee paid to the Assignee in respect of any licensing or other right to use the Technique granted to a third party by the Assignee;

(c)	5% of any royalty or other similar payment made to the Assignee by a third party to whom a license or other right to use the Technique has been granted by the Assignee; and

(d)	5% of any royalty or other similar payment made to the Assignee by a third party in respect of a sub-license or other right to use the Technique granted by the third party.

 Covenants

 Exclusivity

 In consideration of the substantial expenditure of time and effort undertaken and to be undertaken by the Assignee, the Assignor shall not, until the date which is six (6) months from the termination of this Agreement pursuant to Section 6.2 or Section 6.4, (i) offer to assign or sell, solicit any offer to assign or purchase, or engage in any negotiations relating to the purchase of the Technique or any Intellectual Property Right by any person or entity other than the Assignee, (ii) offer to license the Technique or any of the Intellectual Property Rights or enter into any negotiation related thereto, or (iii) provide any information related to the Technique or any Intellectual Property Rights to any person or entity other than the Assignee.

 Non-compete (The Assignor)

 The Assignor agrees that he shall not, directly or indirectly, be involved in any business or project, whether personally or as a shareholder, director, officer, employee, consultant, lender or otherwise, which is similar to the business of commercializing the Technique or is competitive therewith anywhere in North America or Europe for a period of five (5) years following receipt of the last payment made pursuant to the terms and conditions set out in the Transition Period Payment clause.

 Confidentiality

 The Confidential Information disclosed by either party during the course of their relationship shall be kept confidential by the recipient thereof and not be disclosed to anyone without a "need to know" for the purposes of carrying out the intent of this Agreement. Neither party shall disclose the Confidential Information to any third party. Each party shall take the necessary steps to protect the Confidential Information and these steps must be at least as protective as those taken to protect each party's own Confidential Information, provided these steps are diligent.

 Confidentiality and non-compete (Assignee and Intervenor)

 In the event that this Agreement would be resiliated by either party as provided herein or that it would not be carried on for any reason whatsoever, or if the conditions of this Agreement are not met or realized, including, without limitation, if the Assignee, after its due diligence verification, is not satisfied of the financial viability associated with commercializing the Technique, it is understood that the Confidential Information, the Technique and the Intellectual Property rights will remain the sole property of the Assignor and that the Assignee and the Intervenor shall not use the Confidential Information or disclose, transfer or otherwise communicate the Confidential Information to any third party whatsoever and that any information that they would have received in respect with this Agreement regarding the Technique or the Intellectual Property Rights will remain strictly confidential and that they shall not, directly or indirectly, be involved in any business or project, whether personally or as a shareholder, director, officer, employee, consultant, lender or otherwise, which is similar to the business of commercializing the Technique or that would use, be based on or employ all or part of the Technique, the Intellectual Property Rights or the Confidential Information, anywhere in the world and indefinitely.

 Default

 If any party herein breaches the undertakings set forth in Sections 5.1.9 Non-compete (the Assignor), 5.1.10 Confidentiality or 5.1.11 Confidentiality and non-compete (Assignee and Intervenor) hereinabove, as applicable, and if such breach is not remedied within five (5) days of receipt of a written notice of default from one party to the breaching party (the "Defaulting Party"), the Defaulting Party shall pay the party victim of the breach (the "Non-Defaulting Party"), upon request, an amount of $1,000 per day as liquidated damages, without prejudice to any other recourse including, without limitation, injunctive relief.

F-16

 Conditions

 Waiver or Termination by the Assignor

 The conditions contained in Section 6.3 hereof are inserted for the exclusive benefit of the Assignor and may be waived in whole or in part by the Assignor at any time. The Assignee acknowledges that the waiver by the Assignor of any condition or any part of any condition shall constitute a waiver only of such condition or such part of such condition, as the case may be, and shall not constitute a waiver of any covenant, agreement, representation or warranty made by the Assignee herein that corresponds or is related to such condition or such part of such condition, as the case may be. If any of the conditions contained in Section 6.3 hereof are not fulfilled or complied with as herein provided, the Assignor may, at or prior to the Closing Time at its option, rescind this Agreement by notice in writing to the Assignee and in such event the Assignor shall be released from all obligations hereunder, and unless the condition or conditions which have not been fulfilled are reasonably capable of being fulfilled or caused to be fulfilled by the Assignee, then the Assignee shall also be released from all obligations hereunder other than those which by their nature are meant to survive, including without limitation Sections 5.1.10 Confidentiality or 5.1.11 Confidentiality and non-compete (Assignee and Intervenor) and 5.1.12 Default.

 Closing

 Closing of the transactions under the Intellectual Property Assignment Agreement occurred on April 1, 2015, when Mr. Essaddam and 93197218 Quebec Inc., an entity controlled by Mr. Essaddam, executed an Assignment and Moral Rights Waiver to Loop Holdings, assigning the depolymerization technology underlying the business of Loop Holdings to Loop Holdings. Loop Holdings has paid all consideration (except for possible future royalty payments) and met all closing conditions under the Intellectual Property Assignment Agreement. As of April 1, 2015, Loop Holdings has full and unconditional title to, and there are no restrictions to the use of, the depolymerization technology and any other intellectual property the subject of Intellectual Property Assignment Agreement.

 Accounting Treatment of Intellectual Property Assignment Agreement

 The Company recorded CAD500,000 (approximately $445,050 using the midpoint spot rate of 1CAD=$0.8901) as the purchase price of the intellectual property on October 27, 2014, which is being amortized over the estimated useful life of 15 years from the date of the assignment.

 The Company did not make any Milestone payment as none of the Milestones have been met as of February 28, 2015.

 (i) Impairment Testing

 The Company completed its annual impairment testing of the intellectual property and determined that there was no impairment at February 28, 2015.

 (ii) Amortization Expense

 Amortization expense was $9,892 for the reporting period ended   February 28, 2015.

 Note 5 - Related Party Transactions

 Related Parties

 Related parties with whom the Company had transactions are:

Related Parties	Relationship	Related Party Transactions	Business Purpose of transactions

Management and significant stockholder

Daniel Solomita	Chairman, CEO and significant stockholder	(i) Advances to the Company; (ii) Operating lease	(i) Working capital; (ii) Office lease

Entity controlled by significant stockholder

8198381 Canada Inc.	An entity majority-owned and controlled by the Chairman, CEO and significant stockholder	Work-for-hire research and development services	Research and development

F-17

 Free Office Space

 The Company has been provided office space by its Chief Executive Officer at no cost. Management determined that such cost is nominal and did not recognize the rent expense in its financial statement.

 Advances from President, CEO and Significant Shareholder

 From time to time, president, CEO and significant shareholder of the Company advance funds to the Company for working capital purpose. Those advances are unsecured, non-interest bearing and due on demand.

 At February 28, 2015, a stockholder of the Company advanced $1,130 to the Company for working capital purposes.

 Research and Development Services Provided by 8198381 Canada Inc.

 From time to time, 8198381 Canada Inc., a related party, provides research and development services to the Company. These services were provided on as needed basis. There were no contractual arrangement between 8198381 Canada Inc. and the Company.

 Research and development services provided by 8198381 Canada Inc. were as follows:

For the period from October 17, 2014 (inception) through February 28, 2015

Research and development services - related party	$50,000

$50,000

 Note 6 - Commitments and Contingencies

 Entry into Consulting Agreements

 Business Advisory Agreements

 On December 1, 2014, the Company entered into consulting agreements with certain consultants ("the Consultants") with the following key terms and conditions:

 Services

 The Consultants will provide consulting support and advisory services to include business expansion strategies and corporate finance.

 Terms

 The Agreement shall commence on the date above and shall continue for a period of twelve (12) months.

 Consideration

 Upon signing of the agreements, the Consultants will be granted 890,000 shares of Loop common stock. The shares will be fully vested, fully earned and nonforfeitable.

 Accounting Treatment of the Consideration

 The Company valued 890,000 fully vested, nonforfeitable common shares issued to the Consultants for obtaining services at $0.80 per share, the most recent PPM price, or $712,000 in aggregate, and booked the fair value of the equity instruments issued as prepaid consulting fees on the date of grant. The expense of the consulting services are recognized as those services are received.

 The Company recognized $177,999 of consulting fees for the reporting period ended February 28, 2015.

 Entry into Investor Relations Agreement

 On January 15, 2015, the Company engaged John H. Shaw ("Consultant"), as a corporate communications consultant with the following terms and conditions:

 Responsibilities and Scope

 Effective January 15, 2015, the Company ("Client") retained the Consultant for a period of three months to consult on corporate communications matters ("Corporate Communication Agreement")  .

F-18

 Terms

 a. Six thousand dollars ($6,000) for Month One, and four thousand dollars ($4,000) for each of both Months Two and Three. (For companies with a "Going Concern" or negative cash flow, fees are invoiced as a retainer due and are payable by the 1stof each month.) Retainers shall be pro-rated in the first and last months: January 15 to the end of the month is $3,000; February 1: $5,000; March 1: $4,000; April 1: $2,000). The initial retainer is due at program commencement. Thereafter, Client will be invoiced in advance and, if retainer or any other fee is not received by the 10th of the month or within 10 calendar days after being invoiced -- whichever comes last -- services are automatically suspended without deferral until the account is brought current.

 b. Fifteen thousand (15,000) shares of Loop Industries restricted common stock as a one-time non-refundable retainer in consideration of Consultant's dedicated allocation of time on Client's behalf. The Restricted Stock shall be issued as fully-paid and non-assessable securities. The Company shall take all corporate action necessary for the issuance of Restricted Stock to be legally valid and irrevocable. For a period of thirteen months from the date of this Agreement, Client shall maintain its "status" as (1) a fully SEC reporting company, (2) listed on the OTCQB or a more senior exchange. Should Client fail to maintain said status for "five or more consecutive trading days", Client shall pay Consultant a one-time-ever fee of $6,500 cash due within ten days of the above referenced "fifth consecutive trading day."

 Accounting Treatment of the Compensation Arrangement

 a. $8,000 was recorded as professional fees - investor relations for the reporting period ended February 28, 2015.

 b. The Company valued 15,000 common shares granted to the Consultant at $0.80 per share, the most recent PPM price, or $12,000 and immediately recognized as an expense the full value of the consideration paid on the date of grant due to the fact that these shares are issued as fully-paid and non-assessable securities.

 Note 7 - Stockholders' Equity

 Shares Authorized

 Upon formation the total number of shares of all classes of stock the Company is authorized to issue is Fifty Million (50,000,000) shares all of which shall be Common Stock, par value $0.0001 per share.

 Common Stock

 Common Shares Issued for Cash

 Upon formation, the Company issued 17,000,000 shares of common stock to the founders of the Company for cash at $0.0001 per share, or $170.

 On October 23, 2014, the Company issued 2,000,000 shares of common stock to an investor for cash at $0.0001 per share, or $20.

 In December 2014, the Company sold 225,000 shares of common stock to four (4) investors at $0.80 per share, or $180,000 in aggregate for cash.

 In January 2015, the Company sold 225,000 shares of common stock to three (3) investors at $0.80 per share, or $180,000 in aggregate for cash.

 In February 2015,  the Company sold 143,750 shares of common stock to three (3) investors at $0.80 per share, or $115,000 in aggregate for cash.

F-19

 Note 8 - Deferred Tax Assets and Income Tax Provision

 Deferred Tax Assets

 At February 28, 2015, the Company had net operating loss ("NOL") carry-forwards for Federal income tax purposes of $255,599 that may be offset against future taxable income through 2035. No tax benefit has been recorded with respect to these net operating loss carry-forwards in the accompanying financial statements as the management of the Company believes that the realization of the Company's net deferred tax assets of approximately $86,904 was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are offset by the full valuation allowance.

 Deferred tax assets consist primarily of the tax effect of NOL carry-forwards. The Company has provided a full valuation allowance on the deferred tax assets because of the uncertainty regarding its realization. The valuation allowance increased by $86,904 for the reporting period ended February 28, 2015.

 Components of deferred tax assets are as follows:

February 28, 2015
Net deferred tax assets - Non-current:

Expected income tax benefit from NOL carry-forwards	$86,904

Less valuation allowance	(86,904)

Deferred tax assets, net of valuation allowance	$-

 Income Tax Provision in the Statements of Operations

 A reconciliation of the federal statutory income tax rate and the effective income tax rate as a percentage of income before income taxes is as follows:

For the reporting period ended February 28, 2015

Federal statutory income tax rate	34.0%

Increase (reduction) in income tax provision resulting from:

Net operating loss ("NOL") carry-forwards	(34.0)

Effective income tax rate	0.0%

 Tax years that remain subject to examination by major tax jurisdictions

 The Company's corporation income tax returns are subject to audit under the statute of limitations by the Internal Revenue Service and the State of California for a period of three (3) years from the date they are filed. The table below summarizes the tax years for which the Company's corporation income tax returns remain subject to audit under the statute of limitations by the Internal Revenue Service and the State of California:

Tax Year Ending Date	Date Tax Return Filed	Remaining Subject to Audit (Y/N)

February 28, 2015	Not yet	Y

F-20

 Note 9 - Subsequent Events

 The Company has evaluated all events that occur after the balance sheet date through June 30, 2015, the date when the financial statements were originally issued to determine if they must be reported. The Management of the Company determined that there were certain reportable subsequent event(s) to be disclosed as follows:

 Common Shares Issued for Cash

 In March 2015, the Company sold 202,500 shares of its common stock to five (5) investors at $0.80 per share, or $162,000 in aggregate for cash.

 In April 2015, the Company sold 2,406,250 shares of its common stock to certain investors at $0.80 per share, or $1,917,000 for cash.

 In May 2015, the Company sold 150,000 shares of its common stock to certain investors at $0.80 per share, or $120,000 for cash.

 Entry into a Technology Transfer Agreement with 8198381 Canada, Inc., a Related Party

 On June 22, 2015, Loop Holdings, Inc. entered into a Technology Transfer Agreement with 8198381 Canada Inc. whereby 8198381 Canada Inc. and the Company memorialized the transfer of technology and information from 8198381 Canada Inc. to the Company under the 8198381 Canada Inc. Oral Contract.

 Entry into a Share Exchange Agreement and Stock Redemption Agreements

 On June 29, 2015, First American Group Inc. (the "First American Group"), entered into a share exchange agreement (the "Share Exchange Agreement") and stock redemption agreements (the "Stock Redemption Agreements"), by and among First American Group, Loop Holdings, Inc., and all of the stockholders of Loop Holdings, Inc.

 Pursuant to a Stock Redemption Agreement dated June 29, 2015, the First American Group redeemed from Mazen Kouta, who served as President, Treasurer and a director from April 27, 2010 until June 29, 2015, 56,250,000 shares of common stock of First American Group for an aggregate redemption price of $9,000 and a mutual release of claims with First American Group, the effect of which is that Mr. Kouta no longer holds any shares of common stock or any other securities of First American Group immediately following the redemption. Pursuant to a Stock Redemption Agreement dated June 29, 2015, First American Group redeemed from Zeeshan Sajid, who served as Secretary and a director from April 27, 2010 until June 29, 2015, 43,750,000 shares of common stock of First American Group for an aggregate redemption price of $7,000 and a mutual release of claims with First American Group, the effect of which is that Mr. Sajid no longer holds any shares of common stock or any other securities of First American Group immediately following the redemption. Neither First American Group nor Mr. Sajid had any known claims against the other and released each other from any claims in order to mitigate the likelihood of claims being made in the future by any of the parties against the other.

 Under the terms and conditions of the Share Exchange Agreement, First American Group issued 93,030,000 shares of its common stock for the acquisition of all of the issued and outstanding shares of Loop Holdings. The number of common shares issued represented approximately 78.1% of the issued and outstanding common stock immediately after the consummation of the Share Exchange Agreement and Stock Redemption Agreements. The board of directors and the members of the management of First American Group resigned and the board of directors and the member of the management of Loop Holdings became the board of directors and the member of the management of the combined entities upon consummation of the Share Exchange Agreement and Stock Redemption Agreements.

 As a result of the controlling financial interest of the former stockholders of Loop Holdings, Inc., for financial statement reporting purposes, the merger between First American Group and Loop Holdings was treated as a reverse acquisition, with Loop Holdings deemed the accounting acquirer and First American Group deemed the accounting acquiree under the acquisition method of accounting in accordance with Section 805-10-55 of the FASB Accounting Standards Codification. The reverse acquisition is deemed a capital transaction in substance whereas the assets and liabilities of Loop Holdings, Inc. (the accounting acquirer) are carried forward to First American Group (the legal acquirer and the reporting entity) at their carrying value before the combination and the equity structure (the number and type of equity interests issued) of Loop Holdings, Inc. is being retroactively restated using the exchange ratio established in the Share Exchange Agreement and Stock Redemption Agreements to reflect the number of shares of First American Group issued to effect the acquisition. The number of common shares issued and outstanding and the amount recognized as issued equity interests in the financial statements is determined by adding the number of common shares deemed issued and the issued equity interests of Loop Holdings, Inc. immediately prior to the business combination to the unredeemed shares and the fair value of First American Group determined in accordance with the guidance in ASC Section 805-40-55 applicable to business combinations, i.e. the equity structure (the number and type of equity interests issued) in the financial statements immediately post the combination reflects the equity structure of the First American Group, including the equity interests the legal parent issued to effect the combination.

F-21

 Note 10 -Restatements of Previously Issued Financial Statements

 Subsequent to the original issuance of the Company's financial statements for the period from October 23, 2014 (inception) through February 28, 2015 as included in the First American Group Inc.'s current report on Form 8-K filed with the SEC on June 30, 2015 and the amendment No. 1 to the First American Group Inc.'s current report on Form 8-K filed with the SEC on September 18, 2015, the management of the Company identified certain misstatements during the period. As a result of certain misstatements identified, its Board of Directors, in consultation with the management and Li and Company, PC, its independent registered public accounting firm, concluded that its previously issued financial statements as of February 28, 2015 and for the reporting period then ended, should no longer be relied upon because of certain misstatements identified. On December 1, 2014, the Company entered into consulting agreements with certain consultants ("the Consultants") for a period of twelve (12) months from the date of signing. Upon signing of the agreements, the Consultants will be granted 890,000 fully vested, nonforfeitable shares of Loop common stock. The Company valued 890,000 fully vested, nonforfeitable shares issued to the Consultants for obtaining services at $0.80 per share, the most recent PPM price, or $712,000 and booked the fair value of the equity instruments issued as consulting fees on the date of grant, which should have been booked as prepaid consulting fees on the date of grant and the expense of the consulting services should have been recognized as those services are received. Accordingly, the Company restated its previously issued financial statements for the period. The details of the misstatements identified are set out below:

 Misstatements as of and for the period from October 23, 2014 (inception) through February 28, 2015:

	Misstatements Dr. (Cr.)	Impact to Statement of Operations - Income (Loss)

(i) To reverse 890,000 fully vested, nonforfeitable shares issued to parties other than employees for acquiring goods or services originally recorded as consulting fees on the date of grant.

Common stock par value $0.00001	$7

Additional paid-in capital	711,993

Consulting fees	(712,000)	712,000

(ii) To record 890,000 fully vested, nonforfeitable shares issued to parties other than employees for acquiring goods or services as prepaid consulting fees on the date of grant.

Prepaid consulting fees	712,000

Common stock par value $0.00001	(7)

Additional paid-in capital	(711,993)

(iii) To recognize consulting fees as those services are received.

Prepaid consulting fees	$(177,999)

Consulting fees	177,999	(177,999)

		$534,001

F-22

 The following tables present the impact of the above mentioned adjustments to the financial information

 Balance sheets information:

 The restated balance sheets are set out as follows:

 Loop Holdings, Inc.
Balance Sheet

	February 28, 2015	February 28, 2015	February 28, 2015
	(Previously Reported)	(Adjustments)	(Restated)

Assets
Current Assets
Cash	$182,492	$-	$182,492
Prepayments	5,950	534,001	539,951

Total current assets	188,442	534,001	722,443

Intellectual Property
Intellectual property	445,050	-	445,050
Accumulated amortization	(9,892)	-	(9,892)

Intellectual property, net	435,158	-	435,158

Total assets	$623,600	$534,001	$1,157,601

Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable	$-	$-	$-
Advances from related party	1,130	-	1,130
Intellectual property acquisition obligation	212,880	-	212,880

Total current liabilities	214,010	-	214,010

Commitments and Contingencies

Stockholders' Equity
Common stock par value $0.00001: 50,000,000 shares authorized; 20,498,750 shares issued and outstanding	205	-	205
Additional paid-in capital	1,198,985	-	1,198,985
Accumulated deficit	(789,600)	534,001	(255,599)

Total stockholders' equity	409,590	534,001	943,591

Total liabilities and stockholders' equity	$623,600	$534,001	$1,157,601

F-23

 Statements of operations information:

 The restated statements of operations are set out as follows:

 Loop Holdings, Inc.
Statement of Operations

	For the Period from	For the Period from	For the Period from
	October 23, 2014	October 23, 2014	October 23, 2014
	(inception) through	(inception) through	(inception) through
	February 28, 2015	February 28, 2015	February 28, 2015
	(Previously Reported)	(Adjustments)	(Restated)

Revenue	$-	$-	$-

Operating Expenses
Consulting fees	712,000	(534,001)	177,999
Professional fees	42,050	-	42,050
Research and development	12,242	-	12,242
Research and development - related party	50,000	-	50,000
General and administrative expenses	14,720	-	14,720

Total operating expenses	831,012	(534,001)	297,011

Loss from Operations	(831,012)	534,001	(297,011)

Other (Income) Expense
Foreign currency transaction (gain) loss	(41,412)	-	(41,412)

Other (income) expense, net	(41,412)	-	(41,412)

Loss before Income Tax Provision	(789,600)	534,001	(255,599)

Income Tax Provision	-	-	-

Net Loss	$(789,600)	$534,001	$(255,599)

F-24

 Statement of cash flows information:

 The restated statements of cash flows are set out as follows:

 Loop Holdings, Inc.
Statement of Cash Flows

	For the Period from	For the Period from	For the Period from
	October 23, 2014	October 23, 2014	October 23, 2014
	(inception) through	(inception) through	(inception) through
	February 28, 2015	February 28, 2015	February 28, 2015
	(Previously Reported)	(Adjustments)	(Restated)

Cash Flows from Operating Activities
Net loss	$(789,600)	$534,001	$(255,599)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization expense	9,892	-	9,892
Common shares issued for services	724,000	(534,001)	189,999
Changes in operating assets and liabilities:
Prepayments	(5,950)	-	(5,950)

Net Cash Used in Operating Activities	(61,658)	-	(61,658)

Cash Flows from Investing Activities
Acquisition of intellectual property	(232,170)	-	(232,170)

Net Cash Used in Investing Activities	(232,170)	-	(232,170)

Cash Flows from Financing Activities
Advances from stockholder	1,130	-	1,130
Proceeds from sale of common shares	475,190	-	475,190

Net Cash Provided by Financing Activities	476,320	-	476,320

Net Change in Cash	182,492	-	182,492

Cash - beginning of period	-	-	-

Cash - end of period	$182,492	$-	$182,492

Supplemental disclosure of cash flow information:

Interest paid	$-	$-	$-

Income tax paid	$-	$-	$-

Non Cash Financing and Investing Activities

Acquisition of intellectual property with debt	$212,880	$-	$212,880

Fully-vested, non-forfeitable shares issued to 3rd party for future services	$-	$712,000	$712,000

F-25

 Loop Holdings, Inc.
 May 31, 2015

F-1

 Loop Holdings, Inc.
Balance Sheet

	May 31, 2015	February 28, 2015
	(Restated)

Assets
Current Assets
Cash	$2,044,261	$182,492
Prepayments	361,952	539,951

Total current assets	2,406,213	722,443

Intellectual Property
Intellectual property	445,050	445,050
Accumulated amortization	(17,311)	(9,892)

Intellectual property, net	427,739	435,158

Total assets	$2,833,952	$1,157,601

Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable	$104,862	$-
Advances from related party	1,130	1,130
Intellectual property acquisition obligation	-	212,880

Total current liabilities	105,992	214,010

Commitments and Contingencies

Stockholders' Equity
Common stock par value $0.00001: 50,000,000 shares authorized; 23,282,500 and 20,498,750 shares issued and outstanding, respectively	233	205
Additional paid-in capital	3,425,957	1,198,985
Accumulated deficit	(698,230)	(255,599)

Total stockholders' equity	2,727,960	943,591

Total liabilities and stockholders' equity	$2,833,952	$1,157,601

 See accompanying notes to the financial statements.

F-2

 Loop Holdings, Inc.
Statement of Operations

For the three
months ended
May 31, 2015
(Restated)
(Unaudited)

Revenue	$-

Operating Expenses
Consulting fees	177,999
Professional fees	42,365
Research and development	951
Research and development - related party	200,000
General and administrative expenses	19,196

Total operating expenses	440,511

Loss from Operations	(440,511)

Other (Income) Expense
Foreign currency transaction (gain) loss	2,120

Other (income) expense, net	2,120

Loss before Income Tax Provision	(442,631)

Income Tax Provision	-

Net Loss	$(442,631)

 See accompanying notes to the financial statements.

F-3

 Loop Holdings, Inc.
  Statement of Changes in Stockholders' Equity
  For the period from October 23, 2014 (inception) through May 31, 2015
(Restated)
 (Unaudited)

	Common stock par value $0.00001		Additional		Total
	Number of Shares	Amount	Paid-in Capital	Accumulated Deficit	Stockholders' Equity

October 23, 2014 ( inception )	-	$-	$-	$-	$-

Issuance of common shares for cash at $0.00001 per share upon formation	17,000,000	170	-		170

Issuance of common shares for cash at $0.00001 per share in October 2014	2,000,000	20	-		20

Issuance of common shares for cash at $0.80 per share in December 2014	225,000	2	179,998		180,000

Issuance of fully-vested, nonforfeitable common shares for future services valued at $0.80 per share in December 2014	890,000	9	711,991		712,000

Issuance of common shares for cash at $0.80 per share in January 2015	225,000	2	179,998		180,000

Issuance of common shares for service valued at $0.80 per share in January 2015	15,000	1	11,999		12,000

Issuance of common shares for cash at $0.80 per share in February 2015	143,750	1	114,999		115,000

Net loss	-	-	-	(255,599)	(255,599)

Balance, February 28, 2015	20,498,750	205	1,198,985	(255,599)	943,591

Issuance of common shares for cash at $0.80 per share in March 2015	202,500	2	161,998		162,000

Issuance of common shares for cash at $0.80 per share in April 2015	2,406,250	24	1,924,976		1,925,000

Issuance of common shares for cash at $0.80 per share in May 2015	150,000	2	119,998		120,000

Issuance of common shares for service valued at $0.80 per share in May 2015	25,000	-	20,000		20,000

Net loss	-	-	-	(442,631)	(442,631)

Balance, May 31, 2015	23,282,500	$233	$3,425,957	$(698,230)	$2,727,960

 See accompanying notes to the financial statements.

F-4

 Loop Holdings, Inc.

 Statement of Cash Flows

For the three
months ended
May 31, 2015
(Restated)
(Unaudited)

Cash Flows from Operating Activities
Net loss	$(442,631)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization expense	7,419
Common shares issued for services	197,999
Changes in operating assets and liabilities:
Accounts payable	104,862
Intellectual property obligation	(212,880)

Net Cash Used in Operating Activities	(345,231)

Cash Flows from Financing Activities
Proceeds from sale of common shares	2,207,000

Net Cash Provided by Financing Activities	2,207,000

Net Change in Cash	1,861,769

Cash - beginning of period	182,492

Cash - end of period	$2,044,261

Supplemental disclosure of cash flow information:

Interest paid	$-

Income tax paid	$-

 See accompanying notes to the financial statements.

F-5

 Loop Holdings, Inc.
 May 31, 2015
 Notes to the Financial Statements
 (Unaudited)

 Note 1 - Organization and Operations

 Loop Holdings, Inc.

 Loop Holdings, Inc. (the "Company") was incorporated on October 23, 2014 under the laws of the State of Nevada. The Company engages in the designing, prototyping and building a closed loop plastics recycling business leverage a proprietary de-polymerization technology.

 Note 2 -Significant and Critical Accounting Policies and Practices

 The Management of the Company is responsible for the selection and use of appropriate accounting policies and the appropriateness of accounting policies and their application. Critical accounting policies and practices are those that are both most important to the portrayal of the Company's financial condition and results and require management's most difficult, subjective, or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain. The Company's significant and critical accounting policies and practices are disclosed below as required by generally accepted accounting principles.

 Basis of Presentation – Unaudited Interim Financial Information

 The unaudited interim financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") for interim financial information, and with the rules and regulations of the United States Securities and Exchange Commission ("SEC") to Form 10-Q and Article 8 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. The unaudited interim financial statements furnished reflect all adjustments (consisting of normal recurring accruals) which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Interim results are not necessarily indicative of the results for the full fiscal year. These financial statements should be read in conjunction with the financial statements of the Company for the fiscal year ended February 28, 2015 and notes thereto contained elsewhere in the Amendment No. 4 to the First American Group Inc.'s Current Report on Form 8-K.

 Fiscal Year-End

 The Company elected the last day of February as its fiscal year ending date.

 Use of Estimates and Assumptions and Critical Accounting Estimates and Assumptions

 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date(s) of the financial statements and the reported amounts of revenues and expenses during the reporting period(s).

 Critical accounting estimates are estimates for which (a) the nature of the estimate is material due to the levels of subjectivity and judgment necessary to account for highly uncertain matters or the susceptibility of such matters to change and (b) the impact of the estimate on financial condition or operating performance is material. The Company's critical accounting estimates and assumptions affecting the financial statements were:

(i)
 Assumption as a going concern: Management assumes that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

(ii)
 Fair value and estimated useful lives of long-lived assets: Fair value is generally determined using the asset's expected future discounted cash flows or market value, if readily determinable. If long-lived assets are determined to be recoverable, but the newly determined remaining estimated useful lives are shorter than originally estimated, the net book values of the long-lived assets are depreciated over the newly determined remaining estimated useful lives. The Company considers the following to be some examples of important indicators that may trigger an impairment review: (i) significant under-performance or losses of assets relative to expected historical or projected future operating results; (ii) significant changes in the manner or use of assets or in the Company's overall strategy with respect to the manner or use of the acquired assets or changes in the Company's overall business strategy; (iii) significant negative industry or economic trends; (iv) increased competitive pressures; (v) a significant decline in the Company's stock price for a sustained period of time; and (vi) regulatory changes. The Company evaluates acquired assets for potential impairment indicators at least annually and more frequently upon the occurrence of such events.

(iii)
 Valuation allowance for deferred tax assets: Management assumes that the realization of the Company's net deferred tax assets resulting from its net operating loss ("NOL") carry–forwards for Federal income tax purposes that may be offset against future taxable income was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are offset by a full valuation allowance. Management made this assumption based on (a) the Company has incurred recurring losses, (b) general economic conditions, and (c) its ability to raise additional funds to support its daily operations by way of a public or private offering, among other factors.

F-6

 These significant accounting estimates or assumptions bear the risk of change due to the fact that there are uncertainties attached to these estimates or assumptions, and certain estimates or assumptions are difficult to measure or value.

 Management bases its estimates on historical experience and on various assumptions that are believed to be reasonable in relation to the financial statements taken as a whole under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources.

 Management regularly evaluates the key factors and assumptions used to develop the estimates utilizing currently available information, changes in facts and circumstances, historical experience and reasonable assumptions. After such evaluations, if deemed appropriate, those estimates are adjusted accordingly.

 Actual results could differ from those estimates.

 Fair Value of Financial Instruments

 The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB Accounting Standards Codification ("Paragraph 820-10-35-37") to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

 Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

 The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

 The carrying amounts of the Company's financial assets and liabilities, such as cash, prepayments, accrued expenses and intellectual property acquisition obligation approximate their fair values because of the short maturity of these instruments.

 Transactions involving related parties cannot be presumed to be carried out on an arm's-length basis, as the requisite conditions of competitive, free-market dealings may not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm's-length transactions unless such representations can be substantiated.

 Carrying Value, Recoverability and Impairment of Long-Lived Assets

 The Company has adopted Section 360-10-35 of the FASB Accounting Standards Codification for its long-lived assets. Pursuant to ASC Paragraph 360-10-35-17 a  n impairment loss shall be recognized only if the carrying amount of a long-lived asset (asset group) is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset (asset group) is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset (asset group). That assessment shall be based on the carrying amount of the asset (asset group) at the date it is tested for recoverability. An impairment loss shall be measured as the amount by which the carrying amount of a long-lived asset (asset group) exceeds its fair value. Pursuant to ASC Paragraph 360-10-35-20 if an impairment loss is recognized, the adjusted carrying amount of a long-lived asset shall be its new cost basis. For a depreciable long-lived asset, the new cost basis shall be depreciated (amortized) over the remaining useful life of that asset. Restoration of a previously recognized impairment loss is prohibited.

F-7

 Pursuant to ASC Paragraph 360-10-35-21 the Company's long-lived asset (asset group) is tested for recoverability whenever events or changes in circumstances indicate that its carrying amount may not be recoverable. The Company considers the following to be some examples of such events or changes in circumstances that may trigger an impairment review: (a) significant decrease in the market price of a long-lived asset (asset group); (b) A significant adverse change in the extent or manner in which a long-lived asset (asset group) is being used or in its physical condition; (c) A significant adverse change in legal factors or in the business climate that could affect the value of a long-lived asset (asset group), including an adverse action or assessment by a regulator; (d) An accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of a long-lived asset (asset group); (e) A current-period operating or cash flow loss combined with a history of operating or cash flow losses or a projection or forecast that demonstrates continuing losses associated with the use of a long-lived asset (asset group); and (f) A current expectation that, more likely than not, a long-lived asset (asset group) will be sold or otherwise disposed of significantly before the end of its previously estimated useful life. The Company tests its long-lived assets for potential impairment indicators at least annually and more frequently upon the occurrence of such events.

 Pursuant to ASC Paragraphs 360-10-45-4 and 360-10-45-5 an impairment loss recognized for a long-lived asset (asset group) to be held and used shall be included in income from continuing operations before income taxes in the income statement of a business entity. If a subtotal such as income from operations is presented, it shall include the amount of that loss. A gain or loss recognized on the sale of a long-lived asset (disposal group) that is not a component of an entity shall be included in income from continuing operations before income taxes in the income statement of a business entity. If a subtotal such as income from operations is presented, it shall include the amounts of those gains or losses.

 Cash Equivalents

 The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

 Intangible Assets Other Than Goodwill

 The Company has adopted Subtopic 350-30 of the FASB Accounting Standards Codification for intangible assets other than goodwill. Under the requirements, the Company amortizes the acquisition costs of intangible assets other than goodwill on a straight-line basis over the estimated useful lives of the respective assets as follows:

Estimated Useful Life (Years)

Intellectual property (*)	15
 _________
 (*) Amortized on a straight-line basis over the terms of the exclusive licenses and/or agreements, or the terms of legal lives of the patents, whichever is shorter.

 Upon becoming fully amortized, the related cost and accumulated amortization are removed from the accounts.

 Related Parties

 The Company follows subtopic 850-10 of the FASB Accounting Standards Codification for the identification of related parties and disclosure of related party transactions.

 Pursuant to Section 850-10-20 the related parties include a. affiliates of the Company ("Affiliate" means, with respect to any specified Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act)  ; b. entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; c. trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d. principal owners of the Company; e. management of the Company; f. other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g. other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

F-8

 The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a. the nature of the relationship(s) involved; b. a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c. the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d. amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

 Commitment and Contingencies

 The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

 If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

 Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed.

 Foreign Currency Transactions

 The Company applies the guidelines as set out in Section 830-20-35 of the FASB Accounting Standards Codification ("Section 830-20-35") for foreign currency transactions. Pursuant to Section 830-20-35 of the FASB Accounting Standards Codification, foreign currency transactions are transactions denominated in currencies other than U.S. Dollar, the Company's reporting currency or Canadian Dollar, the Company's operating functional currency. Foreign currency transactions may produce receivables or payables that are fixed in terms of the amount of foreign currency that will be received or paid. A change in exchange rates between the functional currency and the currency in which a transaction is denominated increases or decreases the expected amount of functional currency cash flows upon settlement of the transaction. That increase or decrease in expected functional currency cash flows is a foreign currency transaction gain or loss that generally shall be included in determining net income for the period in which the exchange rate changes. Likewise, a transaction gain or loss (measured from the transaction date or the most recent intervening balance sheet date, whichever is later) realized upon settlement of a foreign currency transaction generally shall be included in determining net income for the period in which the transaction is settled. The exceptions to this requirement for inclusion in net income of transaction gains and losses pertain to certain intercompany transactions and to transactions that are designated as, and effective as, economic hedges of net investments and foreign currency commitments. Pursuant to Section 830-20-25 of the FASB Accounting Standards Codification, the following shall apply to all foreign currency transactions of an enterprise and its investees: (a) at the date the transaction is recognized, each asset, liability, revenue, expense, gain, or loss arising from the transaction shall be measured and recorded in the functional currency of the recording entity by use of the exchange rate in effect at that date as defined in section 830-10-20 of the FASB Accounting Standards Codification; and (b) at each balance sheet date, recorded balances that are denominated in currencies other than the functional currency or reporting currency of the recording entity shall be adjusted to reflect the current exchange rate.

 Revenue Recognition

 The Company follows paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition. The Company recognizes revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been render  ed to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.

F-9

 Equity Instruments Issued to Parties Other Than Employees for Acquiring Goods or Services

 The Company accounts for equity instruments issued to parties other than employees for acquiring goods or services under the guidance of Sub-topic 505-50 of the FASB Accounting Standards Codification ("Sub-topic 505-50").

 Pursuant to ASC paragraphs 505-50-25-6 and 505-50-25-7, a grantor shall recognize the goods acquired or services received in a share-based payment transaction when it obtains the goods or as services are received. A grantor may need to recognize an asset before it actually receives goods or services if it first exchanges share-based payment for an enforceable right to receive those goods or services. Nevertheless, the goods or services themselves are not recognized before they are received. If fully vested, nonforfeitable equity instruments are issued at the date the grantor and grantee enter into an agreement for goods or services (no specific performance is required by the grantee to retain those equity instruments), then, because of the elimination of any obligation on the part of the counterparty to earn the equity instruments, a measurement date has been reached. A grantor shall recognize the equity instruments when they are issued (in most cases, when the agreement is entered into). Pursuant to ASC paragraph 505-50-45-1, a grantor may conclude that an asset (other than a note or a receivable) has been received in return for fully vested, nonforfeitable equity instruments that are issued at the date the grantor and grantee enter into an agreement for goods or services (and no specific performance is required by the grantee in order to retain those equity instruments). Such an asset shall not be displayed as contra-equity by the grantor of the equity instruments. The transferability (or lack thereof) of the equity instruments shall not affect the balance sheet display of the asset. This guidance is limited to transactions in which equity instruments are transferred to other than employees in exchange for goods or services.

 Pursuant to Paragraphs 505-50-25-8 and 505-50-25-9, an entity may grant fully vested, nonforfeitable equity instruments that are exercisable by the grantee only after a specified period of time if the terms of the agreement provide for earlier exercisability if the grantee achieves specified performance conditions. Any measured cost of the transaction shall be recognized in the same period(s) and in the same manner as if the entity had paid cash for the goods or services or used cash rebates as a sales discount instead of paying with, or using, the equity instruments. A recognized asset, expense, or sales discount shall not be reversed if a stock option that the counterparty has the right to exercise expires unexercised.

 Pursuant to ASC Paragraphs 505-50-30-2 and 505-50-30-11 share-based payment transactions with non-employees shall be measured at the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. The issuer shall measure the fair value of the equity instruments in these transactions using the stock price and other measurement assumptions as of the earlier of the following dates, referred to as the measurement date: (a) The date at which a commitment for performance by the counterparty to earn the equity instruments is reached (a performance commitment); or (b) The date at which the counterparty's performance is complete. If the Company is a newly formed corporation, or the Company's common shares are traded in one of the national exchanges the grant-date share price of the Company's common stock will be used to measure the fair value of the common shares issued; however, if the Company is a newly formed corporation or the Company's common shares are thinly traded the use of share prices established in the Company's most recent private placement memorandum ("PPM"), or weekly or monthly price observations would generally be more appropriate than the use of daily price observations as such shares could be artificially inflated due to a larger spread between the bid and asked quotes and lack of consistent trading in the market.

 Pursuant to ASC Paragraph 718-10-55-21 if an observable market price is not available for a share option or similar instrument with the same or similar terms and conditions, an entity shall estimate the fair value of that instrument using a valuation technique or model that meets the requirements in paragraph 718-10-55-11 and takes into account, at a minimum, all of the following factors:

a.	The exercise price of the option.

b.
 The expected term of the option, taking into account both the contractual term of the option and the effects of employees' expected exercise and post-vesting employment termination behavior: The expected life of options and similar instruments represents the period of time the option and/or warrant are expected to be outstanding. Pursuant to paragraph 718-10-S99-1, it may be appropriate to use the simplified method, i.e., expected term = ((vesting term + original contractual term) / 2), if (i) A company does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term due to the limited period of time its equity shares have been publicly traded; (ii) A company significantly changes the terms of its share option grants or the types of employees that receive share option grants such that its historical exercise data may no longer provide a reasonable basis upon which to estimate expected term; or (iii) A company has or expects to have significant structural changes in its business such that its historical exercise data may no longer provide a reasonable basis upon which to estimate expected term. The Company uses the simplified method to calculate expected term of share options and similar instruments as the company does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term.

F-10

c.	The current price of the underlying share.

d.
 The expected volatility of the price of the underlying share for the expected term of the option. Pursuant to ASC Paragraph 718-10-55-25 a newly publicly traded entity might base expectations about future volatility on the average volatilities of similar entities for an appropriate period following their going public. A nonpublic entity might base its expected volatility on the average volatilities of otherwise similar public entities. For purposes of identifying otherwise similar entities, an entity would likely consider characteristics such as industry, stage of life cycle, size, and financial leverage. Because of the effects of diversification that are present in an industry sector index, the volatility of an index should not be substituted for the average of volatilities of otherwise similar entities in a fair value measurement. Pursuant to paragraph 718-10-S99-1 if shares of a company are thinly traded the use of weekly or monthly price observations would generally be more appropriate than the use of daily price observations as the volatility calculation using daily observations for such shares could be artificially inflated due to a larger spread between the bid and asked quotes and lack of consistent trading in the market. The Company uses the average historical volatility of the comparable companies over the expected term of the share options or similar instruments as its expected volatility.

e.
 The expected dividends on the underlying share for the expected term of the option. The expected dividend yield is based on the Company's current dividend yield as the best estimate of projected dividend yield for periods within the expected term of the share options and similar instruments.

f.
 The risk-free interest rate(s) for the expected term of the option. Pursuant to ASC 718-10-55-28 a U.S. entity issuing an option on its own shares must use as the risk-free interest rates the implied yields currently available from the U.S. Treasury zero-coupon yield curve over the contractual term of the option if the entity is using a lattice model incorporating the option's contractual term. If the entity is using a closed-form model, the risk-free interest rate is the implied yield currently available on U.S. Treasury zero-coupon issues with a remaining term equal to the expected term used as the assumption in the model.

 Pursuant to ASC paragraph 505-50-S99-1, if the Company receives a right to receive future services in exchange for unvested, forfeitable equity instruments, those equity instruments are treated as unissued for accounting purposes until the future services are received (that is, the instruments are not considered issued until they vest). Consequently, there would be no recognition at the measurement date and no entry should be recorded.

 Research and Development

 The Company follows paragraph 730-10-25-1 of the FASB Accounting Standards Codification (formerly Statement of Financial Accounting Standards No. 2 "Accounting for Research and Development Costs") and paragraph 730-20-25-11 of the FASB Accounting Standards Codification (formerly Statement of Financial Accounting Standards No. 68 "Research and Development Arrangements") for research and development costs. Research and development costs are charged to expense as incurred.Research and development costs consist primarily of remuneration for material and testing costs for research and development.

 Deferred Tax Assets and Income Tax Provision

 The Company accounts for income taxes under Section 740-10-30 of the FASB Accounting Standards Codification. Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date.

 The Company adopted section 740-10-25 of the FASB Accounting Standards Codification ("Section 740-10-25"). Section 740-10-25 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under Section 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement. Section 740-10-25 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.

 The estimated future tax effects of temporary differences between the tax basis of assets and liabilities are reported in the accompanying balance sheets, as well as tax credit carry-backs and carry-forwards. The Company periodically reviews the recoverability of deferred tax assets recorded on its balance sheets and provides valuation allowances as management deems necessary.

 Management makes judgments as to the interpretation of the tax laws that might be challenged upon an audit and cause changes to previous estimates of tax liability. In addition, the Company operates within multiple taxing jurisdictions and is subject to audit in these jurisdictions. In management's opinion, adequate provisions for income taxes have been made for all years. If actual taxable income by tax jurisdiction varies from estimates, additional allowances or reversals of reserves may be necessary.

F-11

 Tax years that remain subject to examination by major tax jurisdictions

 The Company discloses tax years that remain subject to examination by major tax jurisdictions pursuant to the ASC Paragraph 740-10-50-15.

 Cash Flows Reporting

 The Company adopted paragraph 230-10-45-24 of the FASB Accounting Standards Codification for cash flows reporting, classifies cash receipts and payments according to whether they stem from operating, investing, or financing activities and provides definitions of each category, and uses the indirect or reconciliation method ("Indirect method") as defined by paragraph 230-10-45-25 of the FASB Accounting Standards Codification to report net cash flow from operating activities by adjusting net income to reconcile it to net cash flow from operating activities by removing the effects of (a) all deferrals of past operating cash receipts and payments and all accruals of expected future operating cash receipts and payments and (b) all items that are included in net income that do not affect operating cash receipts and payments. The Company reports the reporting currency equivalent of foreign currency cash flows, using the current exchange rate at the time of the cash flows and the effect of exchange rate changes on cash held in foreign currencies is reported as a separate item in the reconciliation of beginning and ending balances of cash and cash equivalents and separately provides information about investing and financing activities not resulting in cash receipts or payments in the period pursuant to paragraph 830-230-45-1 of the FASB Accounting Standards Codification.

 Subsequent Events

 The Company follows the guidance in Section 855-10-50 of the FASB Accounting Standards Codification for the disclosure of subsequent events. The Company will evaluate subsequent events through the date when the financial statements were issued. Pursuant to ASU 2010-09 of the FASB Accounting Standards Codification, the Company as an SEC filer considers its financial statements issued when they are widely distributed to users, such as through filing them on EDGAR.

 Recently Issued Accounting Pronouncements

 In August 2014, the FASB issued the FASB Accounting Standards Update No. 2014-15 "Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern ("ASU 2014-15").

 In connection with preparing financial statements for each annual and interim reporting period, an entity's management should evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity's ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable). Management's evaluation should be based on relevant conditions and events that are known and reasonably knowable at the date that the financial statements are issued (or at the date that the financial statements are available to be issued when applicable). Substantial doubt about an entity's ability to continue as a going concern exists when relevant conditions and events, considered in the aggregate, indicate that it is probable that the entity will be unable to meet its obligations as they become due within one year after the date that the financial statements are issued (or available to be issued). The term probable is used consistently with its use in Topic 450, Contingencies.

 When management identifies conditions or events that raise substantial doubt about an entity's ability to continue as a going concern, management should consider whether its plans that are intended to mitigate those relevant conditions or events will alleviate the substantial doubt. The mitigating effect of management's plans should be considered only to the extent that (1) it is probable that the plans will be effectively implemented and, if so, (2) it is probable that the plans will mitigate the conditions or events that raise substantial doubt about the entity's ability to continue as a going concern.

 If conditions or events raise substantial doubt about an entity's ability to continue as a going concern, but the substantial doubt is alleviated as a result of consideration of management's plans, the entity should disclose information that enables users of the financial statements to understand all of the following (or refer to similar information disclosed elsewhere in the footnotes):

a.	Principal conditions or events that raised substantial doubt about the entity's ability to continue as a going concern (before consideration of management's plans)

b.	Management's evaluation of the significance of those conditions or events in relation to the entity's ability to meet its obligations

c.	Management's plans that alleviated substantial doubt about the entity's ability to continue as a going concern.

F-12

 If conditions or events raise substantial doubt about an entity's ability to continue as a going concern, and substantial doubt is not alleviated after consideration of management's plans, an entity should include a statement in the footnotes indicating that there is substantial doubt about the entity's ability to continue as a going concern within one year after the date that the financial statements are issued (or available to be issued). Additionally, the entity should disclose information that enables users of the financial statements to understand all of the following:

a.	Principal conditions or events that raise substantial doubt about the entity's ability to continue as a going concern

b.	Management's evaluation of the significance of those conditions or events in relation to the entity's ability to meet its obligations

c.	Management's plans that are intended to mitigate the conditions or events that raise substantial doubt about the entity's ability to continue as a going concern.

 The amendments in this Update are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early application is permitted.

 In January 2015, the FASB issued the FASB Accounting Standards Update No. 2015-01 "Income Statement—Extraordinary and Unusual Items (Subtopic 225-20): Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items" ("ASU 2015-01").

 This Update eliminates from GAAP the concept of extraordinary items and the requirements in Subtopic 225-20 for reporting entities to separately classify, present, and disclose extraordinary events and transactions.

 The amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015. Early adoption is permitted provided that the guidance is applied from the beginning of the fiscal year of adoption.

 Management does not believe that any recently issued, but not yet effective accounting pronouncements, when adopted, will have a material effect on the accompanying financial statements.

 Note 3 – Going Concern

 The Company has elected to adopt early application of Accounting Standards Update No. 2014-15, "Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern ("ASU 2014-15").

 The Company's financial statements have been prepared assuming that it will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

 As reflected in the financial statements, the Company had an accumulated deficit at May 31, 2015, a net loss and net cash used in operating activities for the reporting period then ended. These factors raise substantial doubt about the Company's ability to continue as a going concern.

 The Company is attempting to commence operations and generate sufficient revenue; however, the Company's cash position may not be sufficient to support its daily operations. While the Company believes in the viability of its strategy to commence operations and generate sufficient revenue and in its ability to raise additional funds, there can be no assurances to that effect. The ability of the Company to continue as a going concern is dependent upon its ability to further implement its business plan and generate sufficient revenue and its ability to raise additional funds by way of a public or private offering.

 The financial statements do not include any adjustments related to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

 Note 4 – Intellectual Property

 On October 27, 2014, the Company ("Assignee") entered into an Intellectual Property Assignment Agreement (the "Intellectual Property Assignment Agreement") with Hatem Essaddam ("Assignor"), whereas (a) The Assignor has developed a certain technique and method allowing for the depolymerization of polyethylene terephthalate at ambient temperature and atmospheric pressure ("Technique"); (b) The Assignee wishes to develop a Polyethylene terephthalate depolymerization processing plant; and (c) The Assignor wishes to assign to the Assignee all of his rights, title and interests (including Intellectual Property rights), present and future, in and to the Technique. The key terms and conditions of the Intellectual Property Assignment Agreement are as follows:

 Currency

 Unless otherwise indicated, all dollar amounts referred to in this Agreement are stated in Canadian dollars.

 Intellectual property acquisition obligations (including but not limited to a payment for $212,880) under the Agreement, however, have been paid in United States Dollars.

F-13

 Assignment

 On the terms and subject to the conditions set forth in this Assignment Agreement, the Assignor agrees to assign, sell, transfer and deliver to the Assignee at the Closing Time, free and clear of all Encumbrances, all of the Assignor's rights, title and interest in and to the Technique and the Intellectual Property Rights (collectively, the "Purchased Assets"), and the Assignee agrees to purchase and accept from the Assignor at the Closing Time, the Purchased Assets.

 Purchase Price

 The purchase price payable by the Assignee to the Assignor for the Purchased Assets shall be ONE MILLION THREE HUNDRED THOUSAND DOLLARS (CAD1,300,000) (the "Purchase Price"), exclusive of all Taxes, payable as follows:

(a)
 Within five (5) days following the receipt, by the Assignee, of results confirming that the Technique meets the Specifications under the testing conditions of Techsolutions Environment Inc. and analysis by the University of Montreal for purity levels exceeding the Specifications, the Assignor will remit the Technique Sheet to the Assignee and the Assignee will deposit an amount of TWO HUNDRED FIFTY THOUSAND DOLLARS (CAD250,000) with the escrow agent, in trust, to be held in accordance with the Escrow Agreement (the "Deposit");

(b)
 Subject to the conditions set out in the Assignment Agreement having been complied with and subject to the terms of the Escrow Agreement, on the Closing Date, the Assignee shall give irrevocable instructions to the escrow agent to proceed to the transfer of the Deposit to Me Charles Derome, in trust for the benefit of the Assignor, and the Company shall remit an additional amount of TWO HUNDRED FIFTY THOUSAND DOLLARS (CAD250,000) to Me Charles Derome, in trust for the benefit of the Assignor, by wire transfer;

(c)
 Subject to the Closing, TWO HUNDRED THOUSAND DOLLARS (CAD200,000) will be paid by wire transfer to the Assignor within sixty (60) days of each of the following milestones having been met (collectively, the "Milestones"), which Milestones are to be calculated separately one from the other and not cumulatively:

(i)	An average of twenty (20) metric tons per day of terephthalic acid meeting the Specifications is produced at the Plant for twenty (20) Operating days.

(ii)	An average of thirty (30) metric tons per day of terephthalic acid meeting the Specifications having been produced at the Plant for thirty (30) Operating days;

(iii)	An average of sixty (60) metric tons per day of terephthalic acid meeting the Specifications having been produced a the Plant for sixty (60) Operating days; and

(iv)	An average of one hundred (100) metric tons per day of terephthalic acid meeting the Specifications having been produced at the Plant for sixty (60) Operating days.

 Transition Period Payment

 In addition to the payment of the Purchase Price, during the Transition Period (a period of sixty (60) days following the reception of the Technique Sheet by the Assignee), the Assignee shall make a consulting payment for services in the amount of up to SIXTEEN THOUSAND DOLLARS (CAD16,000) to the Assignor payable as follows:

(a)	EIGHT THOUSAND DOLLARS (CAD8,000) payable concurrently with the Deposit by check made payable to the Assignor; and

(b)	subject to the conditions set out in the Assignment Agreement having been complied with, EIGHT THOUSAND DOLLARS (CAD8,000) payable on the Closing Date by check made payable to the Assignor.

 Royalties

 In addition to the payment of the Purchase Price, the Assignee shall provide the Assignor a royalty payment as follows up to a maximum aggregate amount of TWENTY-FIVE MILLION SEVEN HUNDRED THOUSAND DOLLARS (CAD25,700,000):

(a)	10% of gross profits on the sale of all products derived by the Assignee from the Technique;

(b)	10% of any license fee paid to the Assignee in respect of any licensing or other right to use the Technique granted to a third party by the Assignee;

(c)	5% of any royalty or other similar payment made to the Assignee by a third party to whom a license or other right to use the Technique has been granted by the Assignee; and

(d)	5% of any royalty or other similar payment made to the Assignee by a third party in respect of a sub-license or other right to use the Technique granted by the third party.

F-14

 Covenants

 Exclusivity

 In consideration of the substantial expenditure of time and effort undertaken and to be undertaken by the Assignee, the Assignor shall not, until the date which is six (6) months from the termination of this Agreement pursuant to Section 6.2 or Section 6.4, (i) offer to assign or sell, solicit any offer to assign or purchase, or engage in any negotiations relating to the purchase of the Technique or any Intellectual Property Right by any person or entity other than the Assignee, (ii) offer to license the Technique or any of the Intellectual Property Rights or enter into any negotiation related thereto, or (iii) provide any information related to the Technique or any Intellectual Property Rights to any person or entity other than the Assignee.

 Non-compete (The Assignor)

 The Assignor agrees that he shall not, directly or indirectly, be involved in any business or project, whether personally or as a shareholder, director, officer, employee, consultant, lender or otherwise, which is similar to the business of commercializing the Technique or is competitive therewith anywhere in North America or Europe for a period of five (5) years following receipt of the last payment made pursuant to the terms and conditions set out in the Transition Period Payment clause.

 Confidentiality

 The Confidential Information disclosed by either party during the course of their relationship shall be kept confidential by the recipient thereof and not be disclosed to anyone without a "need to know" for the purposes of carrying out the intent of this Agreement. Neither party shall disclose the Confidential Information to any third party. Each party shall take the necessary steps to protect the Confidential Information and these steps must be at least as protective as those taken to protect each party's own Confidential Information, provided these steps are diligent.

 Confidentiality and non-compete (Assignee and Intervenor)

 In the event that this Agreement would be resiliated by either party as provided herein or that it would not be carried on for any reason whatsoever, or if the conditions of this Agreement are not met or realized, including, without limitation, if the Assignee, after its due diligence verification, is not satisfied of the financial viability associated with commercializing the Technique, it is understood that the Confidential Information, the Technique and the Intellectual Property rights will remain the sole property of the Assignor and that the Assignee and the Intervenor shall not use the Confidential Information or disclose, transfer or otherwise communicate the Confidential Information to any third party whatsoever and that any information that they would have received in respect with this Agreement regarding the Technique or the Intellectual Property Rights will remain strictly confidential and that they shall not, directly or indirectly, be involved in any business or project, whether personally or as a shareholder, director, officer, employee, consultant, lender or otherwise, which is similar to the business of commercializing the Technique or that would use, be based on or employ all or part of the Technique, the Intellectual Property Rights or the Confidential Information, anywhere in the world and indefinitely.

 Default

 If any party herein breaches the undertakings set forth in Sections 5.1.9 Non-compete (the Assignor), 5.1.10 Confidentiality or 5 1.11 Confidentiality and non-compete (Assignee and Intervenor) hereinabove, as applicable, and if such breach is not remedied within five (5) days of receipt of a written notice of default from one party to the breaching party (the "Defaulting Party"), the Defaulting Party shall pay the party victim of the breach (the "Non-Defaulting Party"), upon request, an amount of $1,000 per day as liquidated damages, without prejudice to any other recourse including, without limitation, injunctive relief.

 Conditions

 Waiver or Termination by the Assignor

 The conditions contained in Section 6.3 hereof are inserted for the exclusive benefit of the Assignor and may be waived in whole or in part by the Assignor at any time. The Assignee acknowledges that the waiver by the Assignor of any condition or any part of any condition shall constitute a waiver only of such condition or such part of such condition, as the case may be, and shall not constitute a waiver of any covenant, agreement, representation or warranty made by the Assignee herein that corresponds or is related to such condition or such part of such condition, as the case may be. If any of the conditions contained in Section 6.3 hereof are not fulfilled or complied with as herein provided, the Assignor may, at or prior to the Closing Time at its option, rescind this Agreement by notice in writing to the Assignee and in such event the Assignor shall be released from all obligations hereunder, and unless the condition or conditions which have not been fulfilled are reasonably capable of being fulfilled or caused to be fulfilled by the Assignee, then the Assignee shall also be released from all obligations hereunder other than those which by their nature are meant to survive, including without limitation Sections 5.1.10 Confidentiality or 5.1.11 Confidentiality and non-compete (Assignee and Intervenor) and 5.1.12 Default.

F-15

 Closing

 Closing of the transactions under the Intellectual Property Assignment Agreement occurred on April 1, 2015, when Mr. Essaddam and 93197218 Quebec Inc., an entity controlled by Mr. Essaddam, executed an Assignment and Moral Rights Waiver to Loop Holdings, assigning the depolymerization technology underlying the business of Loop Holdings to Loop Holdings. Loop Holdings has paid all consideration (except for possible future royalty payments) and met all closing conditions under the Intellectual Property Assignment Agreement. As of April 1, 2015, Loop Holdings has full and unconditional title to, and there are no restrictions to the use of, the depolymerization technology and any other intellectual property the subject of Intellectual Property Assignment Agreement.

 Accounting Treatment of Intellectual Property Assignment Agreement

 The Company recorded CAD500,000 (approximately $445,050 using the midpoint spot rate of 1CAD=$0.8901) as the purchase price of the intellectual property on October 27, 2014, which is being amortized over the estimated useful life of 15 years from the date of the assignment.

 The Company did not make any Milestone payment as none of the Milestones have been met as of May 31, 2015.

 Impairment Testing and Amortization Expense

 (i) Impairment Testing

 The Company completed its annual impairment testing of the intellectual property and determined that there was no impairment at February 28, 2015.

 (ii) Amortization Expense

 Amortization expense was $7,419 for the reporting period ended May 31, 2015.

 Note 5 – Related Party Transactions

 Related Parties

 Related parties with whom the Company had transactions are:

Related Parties	Relationship	Related Party Transactions	Business Purpose of transactions

Management and significant stockholder

Daniel Solomita	Chairman, CEO and significant stockholder	(i) Advances to the Company; (ii) Operating lease	(i) Working capital; (ii) Office lease

Entity controlled by significant stockholder

8198381 Canada Inc.	An entity majority-owned and controlled by the Chairman, CEO and significant stockholder	Consulting services	Research and development

F-16

 Advances from President, CEO and Significant Shareholder

 From time to time, president, CEO and significant shareholder of the Company advance funds to the Company for working capital purpose. Those advances are unsecured, non-interest bearing and due on demand.

 Free Office Space

 The Company has been provided office space by its Chief Executive Officer at no cost. Management determined that such cost is nominal and did not recognize the rent expense in its financial statement.

 Research and Development Services Provided by 8198381 Canada Inc.

 From time to time, 8198381 Canada Inc., a related party, provides research and development services to the Company. These services were provided on as needed basis. There were no contractual arrangement between 8198381 Canada Inc. and the Company.

 Research and development services provided by 8198381 Canada Inc. were as follows:

For the reporting period ended May 31, 2015

Research and development services – related party	$200,000

$200,000

 Note 6 – Commitments and Contingencies

 Entry into Consulting Agreements

 Business Advisory Agreements

 On December 1, 2014, the Company entered into consulting agreements with certain consultants ("the Consultants") with the following key terms and conditions:

 Services

 The Consultants will provide consulting support and advisory services to include business expansion strategies and corporate finance.

 Terms

 The Agreement shall commence on the date above and shall continue for a period of twelve (12) months.

 Consideration

 Upon signing of the Agreements, the Consultants will be granted 890,000 shares of Loop Holdings common stock. The shares will be fully vested, fully earned and nonforfeitable.

 Accounting Treatment of the Consideration

 The Company valued 890,000 fully vested, nonforfeitable common shares issued to the Consultants for obtaining services at $0.80 per share, the most recent PPM price, or $712,000 in aggregate, and booked the fair value of the equity instruments issued as prepaid consulting fees on the date of grant. The expense of the consulting services are recognized as those services are received.

 The Company recognized $177,999 in consulting fees for the reporting period ended February 28, 2015.

 The Company recognized $177,999 in consulting fees for the quarterly period ended May 31, 2015.

 Entry into Investor Relations Agreement

 On January 15, 2015, the Company engaged John H. Shaw ("Consultant"), as a corporate communications consultant with the following terms and conditions:

 Responsibilities and Scope

 Effective January 15, 2015, the Company ("Client") retained the Consultant for a period of three months to consult on corporate communications matters ("Corporate Communication Agreement")  .

F-17

 Terms

 a. Six thousand dollars ($6,000) for Month One, and four thousand dollars ($4,000) for each of both Months Two and Three. (For companies with a "Going Concern" or negative cash flow, fees are invoiced as a retainer due and are payable by the 1stof each month.) Retainers shall be pro-rated in the first and last months: January 15 to the end of the month is $3,000; February 1: $5,000; March 1: $4,000; April 1: $2,000). The initial retainer is due at program commencement. Thereafter, Client will be invoiced in advance and, if retainer or any other fee is not received by the 10th of the month or within 10 calendar days after being invoiced -- whichever comes last -- services are automatically suspended without deferral until the account is brought current.

 b. Fifteen thousand (15,000) shares of Loop Industries restricted common stock as a one-time non-refundable retainer in consideration of Consultant's dedicated allocation of time on Client's behalf. The Restricted Stock shall be issued as fully-paid and non-assessable securities. The Company shall take all corporate action necessary for the issuance of Restricted Stock to be legally valid and irrevocable.For a period of thirteen months from the date of this Agreement, Client shall maintain its "status" as (1) a fully SEC reporting company, (2) listed on the OTCQB or a more senior exchange. Should Client fail to maintain said status for "five or more consecutive trading days", Client shall pay Consultant a one-time-ever fee of $6,500 cash due within ten days of the above referenced "fifth consecutive trading day."

 Accounting Treatment of the Compensation Arrangement

 a. $8,000 was recorded as professional fees - investor relations for the reporting period ended February 28, 2015. $6,000 was recorded as professional fees - investor relations for the reporting period ended May 31, 2015.

 b. The Company valued 15,000 common shares granted to the Consultant at $0.80 per share, the most recent PPM price, or $12,000 and immediately recognized as an expense the full value of the consideration paid on the date of grant due to the fact that these shares are issued as fully-paid and non-assessable securities.

 Entry into Employment/Consultancy Agreement

 On May 4, 2015, the Company engaged John Denzer and Polyven Group LLC ("Consultant"), as a VP of Business Development consultant with the following key terms and conditions:

 Responsibilities and Scope

 Effective May 4, 2015, the Company (the "Client") retained the Consultant for a period of one year to consult on corporate business development activities.

 Consideration

 1. Salary

 In consideration for services rendered herein, Polyven Group LLC shall invoice the Company a monthly fee of $5,000, which is equivalent to $60,000 on an annual basis up and until the full commercial operation of the Company's initial depolymerization plant in the Montreal area. After reach that milestone, Plyven Group LLC shall invoice the Company a fee of $8,000, which is equivalent to $96,000 on an annual basis.

F-18

 2. Bonus and Incentives:

 2.1 The Consultants will be granted 100,000 shares of Loop common stock. The shares will vest over 1 year and be paid quarterly.

 2.2 The Consultants will be granted 200,000 shares of Loop common stock at signing of a contact with a virgin PET resin manufacturer or any other buyer to purchase a minimum of 25,000 M/T of purified Terephthalic Acid and/or Ethelyne Glycol combined.

 2.3 The Consultants will be granted 100,000 shares of Loop common stock at completion of its second production facility.

 2.4 The Consultants will be granted 100,000 shares of Loop common stock at completion of its third production facility.

 Accounting Treatment of the Consideration

 a. $9,234 was recorded as professional fees – consulting fees for the reporting period ended May 31, 2015.

 b.  The Company valued the 25,000 shares of its common stock issued to the Consultants at $0.80 per share, the most recent PPM price, or $20,000 and recorded the value of the common shares issued as consulting fees on the date of grant due to the fact that these shares are fully-vested, fully earned and non-forfeitable.

 Note 7 – Stockholders' Equity

 Shares Authorized

 Upon formation the total number of shares of all classes of stock the Company is authorized to issue is Fifty Million (50,000,000) shares all of which shall be Common Stock, par value $0.0001 per share.

 Common Stock

 Common Shares Issued for Cash

 Upon formation, the Company issued 17,000,000 shares of common stock to the founders of the Company for cash at $0.0001 per share, or $170.

 On October 23, 2014, the Company issued 2,000,000 shares of common stock to an investor for cash at $0.0001 per share, or $20.

 In December 2014, the Company sold 225,000 shares of common stock to four (4) investors at $0.80 per share, or $180,000 in aggregate for cash.

 In January 2015, the Company sold 225,000 shares of common stock to three (3) investors at $0.80 per share, or $180,000 in aggregate for cash.

 In February 2015, the Company sold 143,750 shares of common stock to three (3) investors at $0.80 per share, or $115,000 in aggregate for cash.

 In March 2015, the Company sold 202,500 shares of common stock to three (5) investors at $0.80 per share, or $162,000 in aggregate for cash.

 In April 2015, the Company sold 1,406,250 shares of common stock to three (15) investors at $0.80 per share, or $1,925,000 in aggregate for cash.

 In May 2015,  the Company sold 150,000 shares of common stock to three (3) investors at $0.80 per share, or $120,000 in aggregate for cash.

F-19

 Note 8 – Subsequent Events

 The Company has evaluated all events that occur after the balance sheet date through the date when the financial statements were issued to determine if they must be reported. The Management of the Company determined that there were certain reportable subsequent event(s) to be disclosed as follows:

 Entry into a Technology Transfer Agreement with 8198381 Canada, Inc., a Related Party

 On June 22, 2015, Loop Holdings, Inc. entered into a Technology Transfer Agreement with 8198381 Canada Inc. whereby 8198381 Canada Inc. and the Company memorialized the transfer of technology and information from 8198381 Canada Inc. to the Company under the 8198381 Canada Inc. Oral Contract.

 Entry into a Share Exchange Agreement and Stock Redemption Agreements

 On June 29, 2015, Loop Industries, Inc. (formerly First American Group Inc.) (the "First American Group"), entered into a share exchange agreement (the "Share Exchange Agreement") and stock redemption agreements (the "Stock Redemption Agreements"), by and among First American Group, Loop Holdings, Inc., and all of the stockholders of Loop Holdings, Inc.

 Pursuant to a Stock Redemption Agreement dated June 29, 2015, First American Group redeemed from Mazen Kouta, who served as President, Treasurer and a director from April 27, 2010 until June 29, 2015, 56,250,000 shares of common stock of First American Group for an aggregate redemption price of $9,000 and a mutual release of claims with First American Group, the effect of which is that Mr. Kouta no longer holds any shares of common stock or any other securities of First American Group immediately following the redemption. Pursuant to a Stock Redemption Agreement dated June 29, 2015, First American Group redeemed from Zeeshan Sajid, who served as Secretary and director from April 27, 2010 until June 29, 2015, 43,750,000 shares of common stock of First American Group for an aggregate redemption price of $7,000 and a mutual release of claims with First American Group, the effect of which is that Mr. Sajid no longer holds any shares of common stock or any other securities of First American Group immediately following the redemption. Neither First American Group nor Mr. Sajid had any known claims against the other and released each other from any claims in order to mitigate the likelihood of claims being made in the future by any of the parties against the other.

 Under the terms and conditions of the Share Exchange Agreement, First American Group issued 93,030,000 shares of its common stock for the acquisition of all of the issued and outstanding shares of Loop Holdings. The number of common shares issued represented approximately 78.1% of the issued and outstanding common stock immediately after the consummation of the Share Exchange Agreement and Stock Redemption Agreements. The board of directors and the members of the management of First American Group resigned and the board of directors and the member of the management of Loop Holdings became the board of directors and the member of the management of the combined entities upon consummation of the Share Exchange Agreement.

 As a result of the controlling financial interest of the former stockholders of Loop Holdings, Inc., for financial statement reporting purposes, the merger between First American Group and Loop Holdings was treated as a reverse acquisition, with Loop Holdings deemed the accounting acquirer and First American Group deemed the accounting acquiree under the acquisition method of accounting in accordance with the Section 805-10-55 of the FASB Accounting Standards Codification. The reverse acquisition is deemed a capital transaction in substance whereas the assets and liabilities of Loop Holdings, Inc. (the accounting acquirer) are carried forward to First American Group (the legal acquirer and the reporting entity) at their carrying value before the combination and the equity structure (the number and type of equity interests issued) of Loop Holdings, Inc. is being retroactively restated using the exchange ratio established in the Share Exchange Agreement and Stock Redemption Agreements to reflect the number of shares of First American Group issued to effect the acquisition. The number of common shares issued and outstanding and the amount recognized as issued equity interests in the financial statements is determined by adding the number of common shares deemed issued and the issued equity interests of Loop Holdings, Inc. immediately prior to the business combination to the unredeemed shares and the fair value of First American Group determined in accordance with the guidance in ASC Section 805-40-55 applicable to business combinations, i.e. the equity structure (the number and type of equity interests issued) in the financial statements immediately post combination reflects the equity structure of First American Group, including the equity interests the legal acquirer issued to effect the combination  .

F-20

 Note 9 – Restatements of Previously Issued Financial Statements

 Subsequent to the original issuance of the Company's financial statements for the period from October 23, 2014 (inception) through February 28, 2015 and for the quarterly period ended May 31, 2015 as included in the First American Group Inc.'s current report on Form 8-K filed with the SEC on June 30, 2015 and the amendment No. 1 to the First American Group Inc.'s current report on Form 8-K filed with the SEC on September 18, 2015, the management of the Company identified certain misstatements during the periods. As a result of certain misstatements identified, its Board of Directors, in consultation with the management and Li and Company, PC, its independent registered public accounting firm, concluded that its previously issued financial statements for the periods, should no longer be relied upon because of certain misstatements identified. On December 1, 2014, the Company entered into consulting agreements with certain consultants ("the Consultants") for a period of twelve (12) months from the date of signing. Upon signing of the agreements, the Consultants will be granted 890,000 fully vested, nonforfeitable shares of Loop common stock. The Company valued 890,000 fully vested, nonforfeitable shares issued to the Consultants for obtaining services at $0.80 per share, the most recent PPM price, or $712,000 and booked the fair value of the equity instruments issued as consulting fees on the date of grant, which should have been booked as prepaid consulting fees on the date of grant and the expense of the consulting services should have been recognized as those services are received. Accordingly, the Company restated its previously issued financial statements for the periods. The details of the misstatements identified are set out below:

 Misstatements as of and for the period from October 23, 2014 (inception) through February 28, 2015:

	Misstatements Dr. (Cr.)	Impact to Statement of Operations – Income (Loss)

(i) To reverse 890,000 fully vested, nonforfeitable shares issued to parties other than employees for acquiring goods or services originally recorded as consulting fees on the date of grant.

Common stock par value $0.00001	$7

Additional paid-in capital	711,993

Consulting fees	(712,000)	712,000

(ii) To record 890,000 fully vested, nonforfeitable shares issued to parties other than employees for acquiring goods or services as prepaid consulting fees on the date of grant.

Prepaid consulting fees	712,000

Common stock par value $0.00001	(7)

Additional paid-in capital	(711,993)

(iii) To recognize consulting fees as those services are received.

Prepaid consulting fees	$(177,999)

Consulting fees	177,999	(177,999)

		$534,001

 Misstatement as of and for the quarterly period ended May 31, 2015:

	Misstatements Dr. (Cr.)	Impact to Statement of Operations – Income (Loss)

(iv) To recognize consulting fees as those services are received.

Prepaid consulting fees	$(177,999)

Consulting fees	177,999	(177,999)

		$(177,999)

F-21

 The following tables present the impact of the above mentioned adjustments to the financial information

 Balance sheets information:

 The restated balance sheets are set out as follows:

 Loop Holdings, Inc.
Balance Sheet

	May 31, 2015	May 31, 2015	May 31, 2015
	(Previously Reported)	(Adjustments)	(Restated)
	(Unaudited)	(Unaudited)	(Unaudited)
Assets
Current Assets
Cash	$2,044,261	$-	$2,044,261
Prepayments	5,950	356,002	361,952

Total current assets	2,050,211	356,002	2,406,213

Intellectual Property
Intellectual property	445,050	-	445,050
Accumulated amortization	(17,311)	-	(17,311)

Intellectual property, net	427,739	-	427,739

Total assets	$2,477,950	$356,002	$2,833,952

Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable	$104,862	$-	$104,862
Advances from related party	1,130	-	1,130

Total current liabilities	105,992	-	105,992

Commitments and Contingencies

Stockholders' Equity
Common stock par value $0.00001: 50,000,000 shares authorized; 23,282,500 and 20,498,750 shares issued and outstanding, respectively	233	-	233
Additional paid-in capital	3,425,957	-	3,425,957
Accumulated deficit	(1,054,232)	356,002	(698,230)

Total stockholders' equity	2,371,958	356,002	2,727,960

Total liabilities and stockholders' equity	$2,477,950	$356,002	$2,833,952

F-22

 Statements of operations information:

 The restated statements of operations are set out as follows:

 Loop Holdings, Inc.
Statement of Operations

	For the three months ended	For the three months ended	For the three months ended
	May 31, 2015	May 31, 2015	May 31, 2015
	(Previously Reported)	(Adjustments)	(Restated)
	(Unaudited)	(Unaudited)	(Unaudited)

Revenue	$-	$-	$-

Operating Expenses
Consulting fees	-	177,999	177,999
Professional fees	42,365	-	42,365
Research and development	951	-	951
Research and development - related party	200,000	-	200,000
General and administrative expenses	19,196	-	19,196

Total operating expenses	262,512	177,999	440,511

Loss from Operations	(262,512)	(177,999)	(440,511)

Other (Income) Expense
Foreign currency transaction (gain) loss	2,120	-	2,120

Other (income) expense, net	2,120	-	2,120

Loss before Income Tax Provision	(264,632)	(177,999)	(442,631)

Income Tax Provision	-	-	-

Net Loss	$(264,632)	$(177,999)	$(442,631)

F-23

 Statement of cash flows information:

 The restated statements of cash flows are set out as follows:

 Loop Holdings, Inc.
Statement of Cash Flows

	For the three months ended	For the three months ended	For the three months ended
	May 31, 2015	May 31, 2015	May 31, 2015
	(Previously Reported)	(Adjustments)	(Restated)
	(Unaudited)	(Unaudited)	(Unaudited)

Cash Flows from Operating Activities
Net loss	$(264,632)	$(177,999)	$(442,631)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization expense	7,419	-	7,419
Common shares issued for services	20,000	177,999	197,999
Changes in operating assets and liabilities:
Accounts payable	104,862	-	104,862
Intellectual property obligation	(212,880)	-	(212,880)

Net Cash Used in Operating Activities	(345,231)	-	(345,231)

Cash Flows from Financing Activities
Proceeds from sale of common shares	2,207,000	-	2,207,000

Net Cash Provided by Financing Activities	2,207,000	-	2,207,000

Net Change in Cash	1,861,769	-	1,861,769

Cash - beginning of period	182,492	-	182,492

Cash - end of period	$2,044,261	$-	$2,044,261

Supplemental disclosure of cash flow information:

Interest paid	$-	$-	$-

Income tax paid	$-	$-	$-

F-24

 APPENDIX C

 Loop Holdings, Inc.
 And
 Loop Industries, Inc. (formerly First American Group Inc.)
 As of May 31, 2015
 Index to the Pro Forma Combined Financial Statements
 (Unaudited)

Contents	Page(s)

Pro Forma Combined Balance Sheet at May 31, 2015	PF-2

Notes to the Pro Forma Combined Financial Statements	PF-3

PF-1

Loop Holdings, Inc. and Loop Industries, Inc. (formerly First American Group Inc.)
Pro Forma Combined Balance Sheet
May 31, 2015
(Unaudited)

	Historical			Pro Forma
	Loop Holdings, Inc. (restated)	Loop Industries, Inc. (formerly First American Group Inc.)		Adjustments	Combined
	May 31, 2015	March 31, 2015

ASSETS
CURRENT ASSETS
Cash	$2,044,261	$1,775	(a)	$(16,000)	$2,030,036
Prepayments and other current assets	361,952	540		-	362,492

Total current assets	2,406,213	2,315		(16,000)	2,392,528

INTELLECTUAL PROPERTY
Intellectual property	445,050	-		-	445,050
Accumulated amortization	(17,311)	-		-	(17,311)

Intellectual property, net	427,739	-		-	427,739

Total assets	$2,833,952	$2,315		$(16,000)	$2,820,267

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable	$104,862	$5,750		$-	$110,612
Advances from related party	1,130	35,243		-	36,373

Total current liabilities	105,992	40,993		-	146,985

Total liabilities	105,992	40,993		-	146,985

COMMITMENTS AND CONTENGENCIES

STOCKHOLDERS' EQUITY

Common stock par value $0.0001: 250,000,000 shares authorized; 29,798,300 shares issued and outstanding	233	12,606	(a)(b)(d)(e)	(9,859)	2,980
Additional paid-in capital	3,425,957	55,211	(a)(b)(c)(d)(e)	(112,636)	3,368,532
Accumulated deficit	(698,230)	(106,495	)(c)	106,495	(698,230)

Total stockholders' equity	2,727,960	(38,678)		(16,000)	2,673,282

Total liabilities and equity	$2,833,952	$2,315		$(16,000)	$2,820,267

(a)	To reflect the redemption of 25,000,000 shares of common stock of First American Group for $16,000 per stock redemption agreements.
(b)	To reclassify Loop Holdings's common stock to Additional paid-in capital
(c)	To reclassify First American Group's accumulated deficit to Additional paid-in capital
(d)	To reflect the issuance of 23,282,500 shares of common stock of First American Group for the acquisition of all of the issued and outstanding capital stock of Loop Holdings, Inc.
(e)	To give retroactive effect of 1-for-4 reverse stock split.

 See accompanying notes to pro forma combined financial statements.

PF-2

 Loop Holdings, Inc.
 And
 Loop Industries, Inc. (formerly First American Group Inc.)
 As of May 31, 2015
 Index to the Pro Forma Combined Financial Statements
 (Unaudited)

 Note 1 -Organization and Operations

 Loop Industries, Inc. (formerly First American Group Inc.)

 Radikal Phones Inc. ("Radikal Phones") was incorporated under the laws of the State of Nevada on March 11, 2010. On October 7, 2010 Radikal Phones Inc. changed its name to First American Group Inc. The First American Group Inc. plans to engage in the development, sales and marketing of voice-over-Internet-protocol ("VOIP") telephone services to enable end-users to place free phones calls over the internet in return for viewing and listening to advertising.

 Corporate Actions to Effect a 1-for-4 reverse stock split and Name Change

 The Board of Directors of First American Group Inc. and one stockholder holding an approximately 57.1 % of shares of common stock issued and outstanding as of July 7, 2015, have approved and consented in writing in lieu of a special meeting of the Board of Directors and a special meeting of the stockholders to the following actions:

(1)	The approval of a 4-for-1 reverse stock split of the issued and outstanding shares of our common Stock; and

(2)	The approval of an Amendment to our Articles of Incorporation to change the name our company to Loop Industries, Inc. (the "Company")

 All shares and per share amounts in the consolidated financial statements have been adjusted to give retroactive effect to the Stock Split.

 Loop Holdings, Inc.

 Loop Holdings, Inc. (the "Loop Holdings") was incorporated on October 23, 2014 under the laws of the State of Nevada. Loop Holdings, Inc. engages in the designing, prototyping and building a closed loop plastics recycling business leverage a proprietary de-polymerization technology.

 Acquisition of Loop Holdings, Inc. Recognized as a Reverse Acquisition

 On June 29, 2015, Loop Industries, Inc. (formerly First American Group Inc.) (the "First American Group"), entered into a share exchange agreement (the "Share Exchange Agreement") and stock redemption agreements (the "Stock Redemption Agreements"), by and among First American Group, Loop Holdings, Inc., and all of the stockholders of Loop Holdings, Inc.

 Pursuant to a Stock Redemption Agreement dated June 29, 2015, the First American Group redeemed from Mazen Kouta, who served as President, Treasurer and a director from April 27, 2010 until June 29, 2015, 14,062,500 shares of common stock of First American Group for an aggregate redemption price of $9,000 and a mutual release of claims with First American Group, the effect of which is that Mr. Kouta no longer holds any shares of common stock or any other securities of First American Group immediately following the redemption. Pursuant to a Stock Redemption Agreement dated June 29, 2015, First American Group redeemed from Zeeshan Sajid, who served as Secretary and director from April 27, 2010 until June 29, 2015, 10,937,500 shares of common stock of First American Group for an aggregate redemption price of $7,000 and a mutual release of claims with First American Group, the effect of which is that Mr. Sajid no longer holds any shares of common stock or any other securities of First American Group immediately following the redemption. Neither First American Group nor Mr. Sajid had any known claims against the other and released each other from any claims in order to mitigate the likelihood of claims being made in the future by any of the parties against the other.

PF-3

 Under the terms and conditions of the Share Exchange Agreement, First American Group issued 23,282,500 shares of its common stock for the acquisition of all of the issued and outstanding shares of Loop Holdings. The number of common shares issued represented approximately 78.1% of the issued and outstanding common stock immediately after the consummation of the Share Exchange Agreement and Stock Redemption Agreements. The board of directors and the members of the management of First American Group resigned and the board of directors and the member of the management of Loop Holdings became the board of directors and the member of the management of the combined entities upon consummation of the Share Exchange Agreement.

 As a result of the controlling financial interest of the former stockholders of Loop Holdings, Inc., for financial statement reporting purposes, the merger between First American Group and Loop Holdings was treated as a reverse acquisition, with Loop Holdings deemed the accounting acquirer and First American Group deemed the accounting acquiree under the acquisition method of accounting in accordance with the Section 805-10-55 of the FASB Accounting Standards Codification. The reverse acquisition is deemed a capital transaction in substance whereas the assets and liabilities of Loop Holdings, Inc. (the accounting acquirer) are carried forward to First American Group (the legal acquirer and the reporting entity) at their carrying value before the combination and the equity structure (the number and type of equity interests issued) of Loop Holdings, Inc. is being retroactively restated using the exchange ratio established in the Share Exchange Agreement and Stock Redemption Agreements to reflect the number of shares of First American Group issued to effect the acquisition. The number of common shares issued and outstanding and the amount recognized as issued equity interests in the consolidated financial statements is determined by adding the number of common shares deemed issued and the issued equity interests of Loop Holdings, Inc. immediately prior to the business combination to the unredeemed shares and the fair value of First American Group determined in accordance with the guidance in ASC Section 805-40-55 applicable to business combinations, i.e. the equity structure (the number and type of equity interests issued) in the consolidated financial statements immediately post combination reflects the equity structure of First American Group, including the equity interests the legal acquirer issued to effect the combination.

 Note 2 - Basis of Presentation

 Assumptions of Pro Forma Combined Financial Statements

 The pro forma combined balance sheet as of May 31, 2015 is based on the historical financial statements of Loop Holdings, Inc. and First American Groupafter giving effect to Loop Holdings, Inc.'s acquisition of First American Group using the acquisition method of accounting and applying the assumptions and adjustments described in the notes to the pro forma combined financial statements as if such acquisition had occurred as of May 31, 2015 for the combined balance sheet for pro forma financial statements purposes.

 The pro forma combined financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the combined financial position or combined results of operations in future periods or the results that actually would have been realized had Loop Holdings, Inc. and First American Group been a combined entity during the specified period(s). The pro forma adjustments are based on the preliminary information available at the time of the preparation of this documentand assumptions that management believes are reasonable. The pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with Loop Holdings, Inc.'s historical financial statements included elsewhere in this Amendment to the Current Statement on Form 8-K/A for the period from October 23, 2014 (inception) through February 28, 2015 and for the period ended May 31, 2015 as Exhibits filed with SEC herewith.

 The pro forma combined financial statements do not purport to represent what the results of operations or financial position of the combined entity would actually have been if the merger had in fact occurred on May 31, 2015, nor do they purport to project the results of operations or financial position of the combined entity for any future period or as of any date.

 These pro forma combined financial statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger betweenLoop Holdings, Inc. and First American Group Inc.   since such amounts, if any, are not presently determinable.

PF-4

 Note 3 - Pro Forma Adjustments

 The pro forma combined financial statements have been prepared as if the acquisition was completed on May 31, 2015 for combined balance sheet purpose and reflects the following pro forma adjustment(s):

a)	To reflect the redemption of 25,000,000 shares of common stock of First American Group Inc. for $16,000 per stock redemption agreements.

Cash	(16,000)

Common stock: $0.0001 par value	2,500

Additional paid-in capital	13,500

b)	To reclassify Loop Holdings' common stock to Additional paid-in capital.

Common stock: $0.0001 par value	233

Additional paid-in capital	(233)

c)	To reclassify First American Group's accumulated deficit to Additional paid-in capital.

Accumulated deficit	(106,495)

Additional paid-in capital	106,495

d)	To reflect the issuance of 23,282,500 shares of common stock of First American Group for the acquisition of all of the issued and outstanding capital stock of Loop Holdings, Inc.

Common stock: $0.0001 par value	(2,326)

Additional paid-in capital	2,326

e)	To give retroactive effect of 1-for-4 reverse stock split

Common stock: $0.0001 par value	9,454

Additional paid-in capital	(9,454)

PF-5

 Note 4 - Pro Forma Earnings per Share

 The pro forma earnings per share for the period from October 23, 2015 (inception) through February 28, 2015, giving effect to the recapitalization transaction and the 1-for-4 reverse stock split has been computed as follows:

Net loss	$(255,599)

Earnings per share - Basic and diluted	$(0.01)

Weighted average number of shares deemed issued and outstanding	19,853,575

 The pro forma earnings per share for the three month ended May 31, 2015, giving effect to the recapitalization transaction and the 1-for-4 reverse stock split has been computed as follows:

Net loss	$(442,631)

Earnings per share - Basic and diluted	$(0.02)

Weighted average number of shares deemed issued and outstanding	22,004,361

PF-6